UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-08200

                               Bridgeway Funds, Inc.

(Exact name of registrant as specified in charter)

20 Greenway Plaza, Suite 450

                                       Houston, Texas  77046

(Address of principal executive offices) (Zip code)

John N. R. Montgomery, President

Bridgeway Funds, Inc.

20 Greenway Plaza, Suite 450

                                       Houston, Texas  77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 661-3500

Date of fiscal year end:  June 30

Date of reporting period: July 1, 2015 through December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

A no-load mutual fund family of domestic funds

Semi-Annual Report December 31, 2015 (Unaudited)

AGGRESSIVE INVESTORS 1	BRAGX

ULTRA-SMALL COMPANY	BRUSX
(Open to Existing Investors — Direct Only)

ULTRA-SMALL COMPANY MARKET	BRSIX

SMALL-CAP MOMENTUM	BRSMX

SMALL-CAP GROWTH	BRSGX

SMALL-CAP VALUE	BRSVX

LARGE-CAP GROWTH	BRLGX

BLUE CHIP 35 INDEX	BRLIX

MANAGED VOLATILITY	BRBPX
www.bridgeway.com

Bridgeway Funds Standardized Returns as of December 31, 2015* (Unaudited)

			Annualized
Fund	Quarter	Six Months	1 Year	5 Years	10 Years	Inception to Date	Inception Date	Gross Expense Ratio[2]	Net Expense Ratio[2]
Aggressive Investors 1	1.57%	-9.46%	-9.82%	9.96%	3.33%	12.71%	8/5/1994	1.32%	1.32%
Ultra-Small Company	3.57%	-12.40%	-16.12%	6.66%	4.90%	14.07%	8/5/1994	1.15%	1.15%
Ultra-Small Co Market	3.73%	-9.92%	-8.28%	9.84%	4.84%	10.28%	7/31/1997	0.78%	0.78%
Small-Cap Momentum	2.07%	-5.32%	0.14%	8.99%	NA	11.39%	5/28/2010	3.36%[1]	0.90%[1]
Small-Cap Growth	2.51%	-5.43%	4.93%	12.79%	4.09%	5.96%	10/31/2003	1.08%[1]	0.94%[1]
Small-Cap Value	-0.75%	-9.43%	-9.43%	9.29%	4.24%	6.58%	10/31/2003	0.98%[1]	0.94%[1]
Large-Cap Growth	3.71%	-1.19%	3.62%	14.25%	7.47%	7.76%	10/31/2003	0.82%	0.82%
Blue Chip 35 Index	7.87%	1.48%	2.17%	12.26%	7.38%	6.45%	7/31/1997	0.23%[1]	0.15%[1]
Managed Volatility	3.19%	-0.12%	0.17%	4.70%	3.17%	3.92%	6/30/2001	1.05%[1]	0.95%[1]

Bridgeway Funds Returns for Calendar Years 2002 through 2015* (Unaudited)

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015
Aggressive Investors 1	-18.01%	53.97%	12.21%	14.93%	7.11%	25.80%	-56.16%	23.98%	17.82%	-10.31%	21.58%	42.21%	14.99%	-9.82%
Ultra-Small Company	3.98%	88.57%	23.33%	2.99%	21.55%	-2.77%	-46.24%	48.93%	23.55%	-14.64%	24.49%	55.77%	-0.56%	-16.12%
Ultra-Small Co Market	4.90%	79.43%	20.12%	4.08%	11.48%	-5.40%	-39.49%	25.95%	24.86%	-7.86%	19.83%	50.91%	4.61%	-8.28%
Small-Cap Momentum										-0.92%	14.18%	37.07%	-0.94%	0.14%
Small-Cap Growth			11.59%	18.24%	5.31%	6.87%	-43.48%	15.04%	11.77%	-0.63%	11.05%	48.52%	6.13%	4.93%
Small-Cap Value			17.33%	18.92%	12.77%	6.93%	-45.57%	26.98%	16.55%	1.05%	20.99%	39.72%	0.79%	-9.43%
Large-Cap Growth			6.77%	9.33%	4.99%	19.01%	-45.42%	36.66%	13.34%	-0.71%	16.21%	37.19%	18.66%	3.62%
Blue Chip 35 Index	-18.02%	28.87%	4.79%	0.05%	15.42%	6.07%	-33.30%	26.61%	10.60%	3.17%	15.20%	31.67%	11.51%	2.17%
Managed Volatility	-3.51%	17.82%	7.61%	6.96%	6.65%	6.58%	-19.38%	12.39%	5.41%	1.94%	6.46%	9.25%	5.95%	0.17%

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit www.bridgeway.com or call 1-800-661-3550. Total return figures include the reinvestment of dividends and capital gains.

[1]	Some of the Funds’ fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser has contractually agreed to waive fees and/or reimburse expenses. Any material change to this Fund policy would require a vote by shareholders.
[2]	Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of December 31, 2015.

* Numbers highlighted indicate periods when the Fund outperformed its primary benchmark.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website at www.bridgeway.com. Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only. Foreside Fund Services, LLC, Distributor.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors, or individual stocks, are not meant as investment advice and should not be considered predictive in nature.

i	www.bridgeway.com

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM

December 31, 2015

Dear Fellow Shareholders,

Domestic equity markets posted gains in the fourth quarter and finished the calendar year in positive territory, despite periods of sharp volatility. Larger, growth-oriented companies generally outperformed smaller, value-oriented companies during both the quarter and the calendar year. Market highlights appear on page 2. In this environment, the Bridgeway Funds performed within design expectations, guided by our statistically driven, evidence-based investment approach. Please see the enclosed letters for a detailed explanation of each Fund’s performance during the quarter. We hope you find the letters helpful.

Despite value stocks being relatively out-of-favor in the recent quarter, value remains an important factor in Bridgeway’s investment strategy. The new installment in our series of articles on factor investment takes a deeper look at the nature of value. You can find “Understanding Factors: What’s Behind the Value Effect” on page 2.

Maintaining an intense focus on cost-efficiency is another core Bridgeway value, and careful execution of trading strategies is a key part of that effort. Our head of equity trading, Dick Cancelmo, provides an inside look at the process in “Adding Value Through Efficient Trading,” on page 3.

Bridgeway’s commitment to creating transformative change in our communities also sets us apart from other investment firms. One of the most visible examples of this commitment is the Bridgeway Foundation, our company’s charitable giving arm. On page 4, we’ve asked Shannon Sedgwick Davis, CEO of the Bridgeway Foundation, to reflect on her team’s achievements countering mass atrocities and human rights violations in central Africa.

We believe that our philosophy and values help create a unique corporate culture — and recently, that culture received outside recognition. Read about Bridgeway’s selection as one of the “Best Places to Work in Money Management,” on page 5.

As always, we appreciate your feedback. We take your comments very seriously and regularly discuss them to help us manage our Funds and this company. Please keep your ideas coming — both favorable and critical. They provide us with a vital tool to serve you better.

Sincerely,
Your Investment Management Team

John Montgomery	Christine L. Wang	Michael Whipple

Elena Khoziaeva	Dick Cancelmo

1	Semi-Annual Report | December 31, 2015 (Unaudited)

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Market Review

Domestic equity markets posted positive returns in the fourth quarter, which helped stocks finish the year up slightly. However, those returns came amid sharp volatility, with all the gains due to positive market performance in the month of October. For the quarter, the S&P 500 returned 7.0% and the Dow Jones Industrial Average (DJIA) rose 7.7%. For the year, the S&P 500 and the DJIA were up 1.4% and 0.2%, respectively.

Returns were positive across all U.S. equity style boxes, as defined by Morningstar. Large stocks outperformed smaller stocks overall, and investors favored growth over value. As a result, large growth stocks delivered the best performance (6.73%) during the quarter, while small value stocks produced the lowest relative return (2.03%).

All sectors of the S&P 500 were up for the quarter. The Consumer Discretionary sector led the gains, up 10.1%, followed by Health Care (6.9%) and Consumer Staples (6.6%). The battered Energy sector was the worst performer, gaining 0.2%, with Utilities recording the second-worst returns (1.1%).

Below are the stock market style box returns for the quarter and the calendar year.

Understanding Factors: What’s Behind the Value Effect?

by John Montgomery, Founder and Chief Investment Officer

A fundamental part of Bridgeway’s statistically driven, evidence-based investing strategy is the use of factors — the characteristics that drive the risk and reward profile for categories of stocks. That’s why we’ve been exploring the phenomenon of investment factors in our recent quarterly reports, including an examination of the small size factor in our last annual report.

Small size was one of the first factors identified by academics and put into practice by investors. Another of the oldest, most widely used factors is value. The value effect is the tendency for long-term outperformance by stocks that trade at lower prices relative to some measure of their fundamental worth, compared to stocks that trade at higher prices relative to their worth. According to data from researcher Kenneth French’s website, from 1926 through 2015, value stocks outperformed their growth counterparts on average by 4.20% annually.

That doesn’t mean value stocks beat growth stocks every year. In fact, in 2015 growth outperformed value on average by 10.56%, according to data of French’s website. But the evidence for superior long-term returns is one reason we incorporate the value factor into many of the Bridgeway Funds’ portfolios. As convincing as the long-term data is, though, some aspects of the value factor remain complicated — even a little controversial — when you dig deeper into them.

For starters, there are many ways to measure a stock’s value. The most widely accepted approach in academia is to use the ratio of a company’s stock price to its book value — an accounting calculation of what the company’s net assets are worth according to audited financial statements. This isn’t a foolproof measure of value. Among other complications, no one knows what the company would really receive from buyers if it had to sell off all its assets and pay off debts. But book value can stand in as an acceptable proxy for a company’s worth.

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

However, there are many other ways to measure value, such as the ratio of price to earnings, cash flow, dividends, or sales, as well as even more esoteric metrics. None of these measures is perfect, which is one reason Bridgeway prefers a “multi-factor” approach to valuation. We believe that using multiple measurements of value provides more diversification than a single metric.

So, measuring a company’s value is complicated. But trying to explain what causes the value premium is even trickier. There are two main arguments for why value stocks outperform over time. The first is based on the potential risk of these investments; the second considers the impact of investor behavior.

The risk argument seems straightforward enough: Stocks with lower valuations include companies that have fallen on hard times, have higher debt, or face other fundamental flaws that make them less attractive to investors. As a result, these stocks may be more volatile than the broader market, and investors should therefore expect a return premium for taking on the additional risk.

Yet this straightforward argument starts to break down when we look at historical market data. In fact, in the six calendar-year market downturns for the Russell 1000 Index since 1979, the Russell 1000 Value Index fell less than the Russell 1000 Growth Index in five of those downturns.

The fact that value stocks offer a cushion during downturns suggests they actually may be less risky than growth stocks. That’s one reason why some researchers have proposed a behavioral explanation for the value premium: Value investing is a contrarian strategy that delivers better long-term returns because it helps investors avoid overpriced, overhyped stocks — stocks dubbed “glamour stocks” by academia.

Many investors overvalue recent, short-term performance. They are attracted to fast-growing companies and are willing to pay higher prices for their stocks in the belief that the strong performance will continue. But rapid growth tends to be a short-term phenomenon — high-flying glamour stocks eventually come down to earth. When they do, investors end up having overpaid for long-term mediocre performance.

At the same time, many investors overreact to short-term bad news, driving a stock’s price well below its true value. Over the long term, investors who can resist following the herd and instead focus on those undervalued stocks can reap higher returns.

Where do I come down on the question of what’s driving the value factor? I believe that both arguments have merit, but it’s difficult to tell whether risk or behavior is the more important driver of long-term performance. Instead, I like to think of the value factor in simpler terms.

If you go into any purchase with two options of equal value but different price, you’re going to pick the cheaper one. Imagine you’re buying a new refrigerator: You do your research and find two models that have all the features you want, use the same amount of energy each year, and have strong reputations for reliability. Essentially, they’re the same — but one is $650 and one is $599. You’re going to buy the one that costs $599.

Value stocks are like that $599 fridge. By paying less up-front for their long-term performance, you can achieve higher total returns. We see the evidence for this premium in the historical market data. We have at least two valid hypotheses for why this premium exists. So it makes sense to incorporate the value factor into a well-diversified investment portfolio.

We’ll continue examining individual factors, and how Bridgeway combines them to create our investment strategies, in future quarterly reports.

Adding Value Through Efficient Trading

by Dick Cancelmo, Head of Equity Trading

At a recent conference I introduced myself to a gentleman as the leader of Bridgeway’s trading team. His immediate response was to ask me if I was “A red-eye devil bond trader?” After a hearty laugh I told him that, no, we don’t really trade bonds and that my sole focus was to get the best transaction costs on behalf of our shareholders and clients.

3	Semi-Annual Report | December 31, 2015 (Unaudited)

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

This exchange reminded me of the negative view that many Main Street investors have about Wall Street traders — a reputation that, sadly, is in some ways deserved. Consider the depiction of the 2008 financial crisis in the new move The Big Short, or the recent debate about the ethics of high-frequency trading sparked by the book Flash Boys.

But there is a significant difference between those types of traders and the ones who work for Bridgeway and most other mutual fund companies. The traders that most non-professional investors hear about are called “position traders.” They take big risks with capital because they believe those bets will be profitable, and they use techniques like seeking millisecond-based electronic trades or making concentrated bets that a particular stock, bond, currency or other asset will go up or down. There is nothing inherently wrong with these strategies, or with trying to profit from your intellect and knowledge. But the few bad actors get almost 100% of the headlines.

Traders for mutual fund companies like Bridgeway have a completely different function. We are “execution traders,” not “position traders.” Our job is to help our Fund shareholders by finding the most efficient, cost-effective ways to execute our investment strategies. Mutual funds are built upon a three-legged investment process: research, portfolio management and trading. If not managed properly, the final and critical step of trading is where value can be destroyed.

That’s why we focus a great deal of our time, energy and financial resources on the process of trading and the goal of reducing execution costs. We have an experienced team of three traders with combined investment experience of more than 70 years. Our traders maintain constant and high-level communication with our investment management team to effectively execute our statistical and evidenced-based approach. We have equally strong communication with our brokers and trading partners. And we have a strong culture of compliance that focuses on repetitive processes, technology, systems and redundancy.

This trading process also has built-in features specifically designed to reduce our execution costs, which aren’t seen in a Fund’s expense ratio but can still be quite real. These features include:

●	An overall low level of commissions, thanks to our use of electronic trading and our need to only pay for trade execution, not research.
●	Avoiding “soft dollar” arrangements that pay brokers with shareholders’ dollars.
●	A deep understanding of market structure, order routing, algorithms and crossing networks to maximize trade efficiency.
●	Providing a source of liquidity for distressed micro-cap sellers, which allows us to buy some stocks at discounts.
●	Processes and technology that allow us to buy and sell internally between funds with no market impact.
●	Matching the trading strategy with our portfolio motivation. For example, it can be difficult to buy and sell micro-cap stocks, so for our Ultra-Small Company Market Fund we identify more stocks than we need to hold in the portfolio. Then, all things being equal, we concentrate on buying only those stocks we can acquire for reasonable trading costs.

Above all, we are continually studying our transaction costs and looking for potential improvements. It’s part of our commitment to you, our shareholders, to put your interests first. By now, I hope it’s clear that Bridgeway’s traders are not “red-eye devils,” but a strong team dedicated to reducing execution costs to help you achieve your long-term financial goals.

Transformative Change – Reducing Violence in Central Africa

by Shannon Sedgwick Davis, CEO of the Bridgeway Foundation

In each shareholder letter, we ask one Partner to share his or her experiences giving back to their communities. As the head of the Bridgeway Foundation, Bridgeway Capital Management’s charitable giving arm, my full-time job is dedicated to these kinds of activities, which support our commitment to create transformative change for our people and our world.

When I reflect on our foundation’s work, I’m particularly proud of our achievements addressing our core mission: preventing mass atrocities and transforming volatile communities that are experiencing grave human rights violations. This ambitious goal has resulted in our support for meaningful projects and incredible local partners in places like Burma, South Sudan, India and here on U.S. soil.

For the past five years, Bridgeway Foundation has invested most heavily in ending the atrocities in central Africa perpetrated by Joseph Kony and his Lord’s Resistance Army (the LRA). Kony is the first person indicted by the International Criminal Court

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

and stands accused of war crimes and crimes against humanity that include the abduction of up to 66,000 children during nearly three decades of conflict.

Over several years, the Bridgeway Foundation team pioneered a new approach to conflict resolution — one that relies on private individuals to fill gaps that the United Nations, the military and non-governmental organizations were not positioned to address. We remained small and nimble, focusing on flexibility in an always-changing environment. We took an unconventional approach to civilian protection that was built upon personal sacrifice and continuity of key relationships. Our strategy allowed us to accrue years of institutional knowledge, and it brought me to our field staff’s small bush camp in the dense jungles of the Central African Republic for weeks on end.

Wherever we found organizations doing good work, we supported them. Through our local partners on the ground we pioneered an early warning radio network, provided rehabilitation for hundreds of victims, and gave livelihood support to former child combatants reintegrating back into their communities.

We also focused on ending the conflict. One of the first major gaps we helped fill was providing African Union (AU) forces additional training intended to increase their effectiveness and ensure they upheld human rights standards. A third-party study showed this intensive training was directly responsible for 68% of all LRA captures and rescues over a two-year period.

But with few aircraft operating in an area roughly the size of California, these newly trained forces weren’t always able to respond rapidly to LRA atrocities. So with the support of the Howard G. Buffett foundation, we provided airlift support to the African Union mission, contracting a fixed-wing plane and several helicopters in times of high activity. The aircraft rescued abducted women and children, provided medical evacuation for partners and helped to repatriate hundreds of former LRA members. Overall, the same third-party study showed that our airlift support contributed to 56% of all LRA captures and rescues in the field during its time of deployment.

Beyond training and aircraft, we created an intelligence network in the most remote parts of the region, where the LRA kept its bases and frequently attacked and looted. This steady flow of human intelligence provided vital information that not only helped prevent imminent attacks on civilians, but also led to the surrender of dozens of LRA combatants.

We used timely intelligence to target individual commanders with “defection messaging” — a combination of helicopter speaker messages, radio announcements and fliers that encouraged LRA members to surrender peacefully. Carefully crafted defection messages were delivered directly over LRA hotspots for weeks at a time, directly contributing to 703 LRA escapes and surrenders.

Today, as I write this, I’m thrilled to report a 90% reduction in violence in the LRA conflict over the course of our five-year intervention. The many partners and groups engaged on this issue helped bring about such meaningful change. It was a privilege to be a witness to humanity coming together for the sake of others. We have learned invaluable lessons from our partners on the ground in central Africa, and we look forward to adapting and expanding this model to bring transformative change to other areas of conflict around the world.

Bridgeway Named a “Best Place to Work”

We’re proud to report that Bridgeway has been named one of the Best Places to Work in Money Management by Pensions & Investments, an international newspaper covering the money management industry.

This is the second year in a row that we’ve been included on the Pensions & Investments “Best Places to Work” list, which uses workplace surveys to score companies on issues such as employer relations, social responsibility, diversity and work-life balance. In 2015, we ranked first among the five winning firms in the category of managers with staffs of fewer than 50 people. The year before, we ranked third in the same category.

We believe that this back-to-back achievement highlights our unique culture — one that fosters a fun, positive and challenging workplace for all of our Partners. This culture helps us attract and retain some of the best talent in the industry to serve our clients, which is just as important to our firm’s success as our investment models.

We’re honored by the recognition and committed to upholding the values that help create such a strong working environment. It’s good for both our Partners and our shareholders.

5	Semi-Annual Report | December 31, 2015 (Unaudited)

Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (Unaudited)

December 31, 2015

Dear Fellow Aggressive Investors 1 Fund Shareholder,

For the quarter ended December 31, 2015, our Fund returned 1.57%, underperforming our primary market benchmark, the S&P 500 Index (7.04%), our peer benchmark, the Lipper Capital Appreciation Funds Index (6.48%), and the Russell 2000 Index (3.59%). It was a poor quarter on a relative basis.

For the six-month semi-annual period ended December 31, 2015, our Fund returned -9.46%, underperforming the S&P 500 Index (0.15%), the Lipper Capital Appreciation Funds Index (-2.99%) and the Russell 2000 Index (-8.75%).

For the calendar year, our Fund returned -9.82%, underperforming the S&P 500 Index (1.38%), the Lipper Capital Appreciation Funds Index (0.74%) and the Russell 2000 Index (-4.41%).

The table below presents our December quarter, six months, one-year, five-year, 10-year, 15-year, and inception-to-date financial results.

Standardized Returns as of December 31, 2015

				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	Since Inception (8/5/94)

Aggressive Investors 1 Fund	1.57%	-9.46%	-9.82%	9.96%	3.33%	4.75%	12.71%
S&P 500 Index	7.04%	0.15%	1.38%	12.57%	7.31%	5.00%	9.32%
Russell 2000 Index	3.59%	-8.75%	-4.41%	9.19%	6.80%	7.28%	8.90%
Lipper Capital Appreciation Funds Index	6.48%	-2.99%	0.74%	10.22%	7.28%	4.85%	8.31%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Capital Appreciation Funds Index reflects the record of the 30 largest funds in the category of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2015, Aggressive Investors 1 Fund ranked 249th of 255 capital appreciation funds for the 12 months ended December 31, 2015, 129th of 225 over the last five years, 141st of 155 over the last 10 years, and 3rd of 43 since inception in August 1994. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

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Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Aggressive Investors 1 Fund vs. S&P 500 Index, Russell 2000 Index & Lipper Capital Appreciation Funds Index

from Inception 8/5/94 to 12/31/15

Detailed Explanation of Quarterly Performance

Large company stocks generally outperformed stocks of smaller companies during the recent quarter. In this environment, the Fund’s investment in smaller company stocks detracted from relative returns. In addition, all model categories contributed to the Fund’s underperformance. Our price momentum model lagged the most during the volatile quarter. Company financial health models also suffered, as the macro-driven market caused a spike in correlation among stock returns. The value factor was strongly out of favor during the quarter, and the Fund’s exposure to deeper value stocks, as well as small- and mid-cap value stocks, particularly hurt relative performance.

Sector allocation had a negligible effect on relative performance. However, some individual holdings had a large negative impact on relative returns, including Skechers USA, which was responsible for nearly 20% of the Fund’s total underperformance after its price tumbled on lower-than-expected sales.

Detailed Explanation of Calendar Year Performance

The Fund’s investment in smaller stocks hurt relative performance during the calendar year. Small-cap stocks underperformed stocks of larger companies in all but one quarter, and the cumulative effect for the year was a 7.7% gap between returns of small-cap stocks and large-cap stocks (as measured by the Russell 2000 Index and the Russell 1000 Index, respectively). Exposure to higher-beta stocks also detracted from relative performance, as those stocks suffered during a volatile year.

Sector allocation had a slightly negative impact on relative performance, primarily due to our underweighted position in Health Care and our overweighted positions in the lagging Energy, Materials and Industrials sectors.

7	Semi-Annual Report | December 31, 2015 (Unaudited)

Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of December 31, 2015

Rank	Description	Industry	% of Net Assets
1	United Continental Holdings, Inc.	Airlines	2.1%
2	Skechers U.S.A., Inc.	Textiles, Apparel & Luxury Goo	2.0%
3	Edwards Lifesciences Corp.	Health Care Equipment & Supplies	2.0%
4	Global Payments, Inc.	IT Services	1.8%
5	WhiteWave Foods Co. (The)	Food Products	1.8%
6	Southwest Airlines Co.	Airlines	1.8%
7	Tesoro Corp.	Oil, Gas & Consumable Fuels	1.8%
8	AMN Healthcare Services, Inc.	Health Care Providers & Services	1.8%
9	Apple, Inc.	Computers & Peripherals	1.6%
10	John Bean Technologies Corp.	Machinery	1.6%

	Total		18.3%

Industry Sector Representation as of December 31, 2015

	% of Net Assets	% of S&P 500 Index	Difference
Consumer Discretionary	18.9%	12.9%	6.0%
Consumer Staples	7.2%	10.1%	-2.9%
Energy	5.3%	6.5%	-1.2%
Financials	11.9%	16.5%	-4.6%
Health Care	10.6%	15.2%	-4.6%
Industrials	20.1%	10.0%	10.1%
Information Technology	17.0%	20.7%	-3.7%
Materials	4.2%	2.8%	1.4%
Telecommunication Services	2.2%	2.4%	-0.2%
Utilities	1.1%	3.0%	-1.9%
Cash & Other Assets	1.6%	0.0%	1.6%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2015, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Finally, the Fund exposes shareholders to “focus risk,” which may add to Fund volatility through the possibility that a single company could significantly affect total return. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

www.bridgeway.com	8

Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Aggressive Investors 1 Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

9	Semi-Annual Report | December 31, 2015 (Unaudited)

Aggressive Investors 1 Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry Company	Shares	Value

COMMON STOCKS - 98.36%
Airlines - 7.47%
Alaska Air Group, Inc.	40,200	$3,236,502
Delta Air Lines, Inc.	46,500	2,357,085
JetBlue Airways Corp.*	95,300	2,158,545
Southwest Airlines Co.	88,800	3,823,728
United Continental Holdings, Inc.*	78,200	4,480,860

		16,056,720

Auto Components - 3.00%
Goodyear Tire & Rubber Co. (The)	66,400	2,169,288
Lear Corp.	24,200	2,972,486
Tower International, Inc.	46,000	1,314,220

		6,455,994

Automobiles - 1.13%
General Motors Co.	71,500	2,431,715

Beverages - 1.32%
Monster Beverage Corp.*	19,000	2,830,240

Biotechnology - 1.22%
Gilead Sciences, Inc.	26,000	2,630,940

Building Products - 1.27%
American Woodmark Corp.*	34,000	2,719,320

Chemicals - 1.89%
Koppers Holdings, Inc.*	52,500	958,125
LyondellBasell Industries NV, Class A	25,500	2,215,950
Rayonier Advanced Materials, Inc.	90,000	881,100

		4,055,175

Commercial Banks - 1.09%
Royal Bank of Canada	43,700	2,341,446

Commercial Services & Supplies - 1.98%
ACCO Brands Corp.*	296,800	2,116,184
Rollins, Inc.	82,600	2,139,340

		4,255,524

Computers & Peripherals - 3.12%
Apple, Inc.	33,600	3,536,736
HP, Inc.	196,100	2,321,824
Seagate Technology PLC	22,800	835,848

		6,694,408

Construction & Engineering - 2.02%
Comfort Systems USA, Inc.	77,000	2,188,340
Dycom Industries, Inc.*	30,700	2,147,772

		4,336,112

Industry Company	Shares	Value

Consumer Finance - 2.99%
Cash America International, Inc.	50,000	$1,497,500
Navient Corp.	96,000	1,099,200
Santander Consumer USA Holdings, Inc.*	101,900	1,615,115
Synchrony Financial*	72,500	2,204,725

		6,416,540

Containers & Packaging - 1.29%
Crown Holdings, Inc.*	54,800	2,778,360

Diversified Financial Services - 4.03%
Berkshire Hathaway, Inc., Class B*	8,700	1,148,748
Citigroup, Inc.	42,000	2,173,500
SEI Investments Co.	50,000	2,620,000
Voya Financial, Inc.	73,900	2,727,649

		8,669,897

Diversified Telecommunication Services - 2.23%
Cincinnati Bell, Inc.*	340,000	1,224,000
FairPoint Communications, Inc.*+	65,000	1,044,550
Windstream Holdings, Inc.+	392,100	2,525,124

		4,793,674

Electronic Equipment, Instruments & Components - 2.84%
Acuity Brands, Inc.	12,000	2,805,600
Flextronics International, Ltd.*	207,700	2,328,317
TTM Technologies, Inc.*	147,300	958,923

		6,092,840

Energy Equipment & Services - 0.43%
Unit Corp.*+	75,000	915,000

Financials - 2.96%
Global Payments, Inc.	60,000	3,870,600
Total System Services, Inc.	50,000	2,490,000

		6,360,600

Food & Staples Retailing - 3.06%
Ingles Markets, Inc., Class A	40,500	1,785,240
Kroger Co. (The)	58,600	2,451,238
Rite Aid Corp.*	297,400	2,331,616

		6,568,094

Food Products - 2.81%
Hormel Foods Corp.	27,700	2,190,516
WhiteWave Foods Co. (The)*	98,700	3,840,417

		6,030,933

www.bridgeway.com	10

Aggressive Investors 1 Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Health Care Equipment & Supplies - 3.04%
C.R. Bard, Inc.	11,500	$2,178,560
Edwards Lifesciences Corp.*	55,000	4,343,900

		6,522,460

Health Care Providers & Services - 5.06%
AMN Healthcare Services, Inc.*	121,500	3,772,575
Centene Corp.*	18,700	1,230,647
Cigna Corp.	8,600	1,258,438
MEDNAX, Inc.*	28,500	2,042,310
Molina Healthcare, Inc.*+	42,900	2,579,577

		10,883,547

Hotels, Restaurants & Leisure - 5.25%
Arcos Dorados Holdings, Inc., Class A	344,300	1,070,773
Cheesecake Factory, Inc. (The)	50,500	2,328,555
Isle of Capri Casinos, Inc.*	112,000	1,560,160
Norwegian Cruise Line Holdings, Ltd.*	36,000	2,109,600
Penn National Gaming, Inc.*	123,000	1,970,460
Starbucks Corp.	37,400	2,245,122

		11,284,670

Insurance - 2.66%
Aflac, Inc.	43,000	2,575,700
AmTrust Financial Services, Inc.	17,400	1,071,492
Manulife Financial Corp.	138,700	2,077,726

		5,724,918

Internet & Catalog Retail - 1.59%
1-800-Flowers.com, Inc., Class A*	161,300	1,174,264
Expedia, Inc.	18,000	2,237,400

		3,411,664

Internet Software & Services - 2.27%
eBay, Inc.*	95,300	2,618,844
Facebook, Inc., Class A*	21,500	2,250,190

		4,869,034

IT Services - 3.07%
Fiserv, Inc.*	25,000	2,286,500
Heartland Payment Systems, Inc.	22,500	2,133,450
Vantiv, Inc., Class A*	46,000	2,181,320

		6,601,270

Industry Company	Shares	Value

Machinery - 3.73%
John Bean Technologies Corp.	68,600	$3,418,338
Meritor, Inc.*	150,000	1,252,500
Middleby Corp. (The)*	20,500	2,211,335
Wabash National Corp.*	96,000	1,135,680

		8,017,853

Metals & Mining - 0.44%
AK Steel Holding Corp.*+	426,100	954,464

Multi-Utilities - 1.07%
Public Service Enterprise Group, Inc.	59,200	2,290,448

Oil, Gas & Consumable Fuels - 4.85%
Antero Resources Corp.*+	111,400	2,428,520
Encana Corp.	195,000	992,550
Tesoro Corp.	35,900	3,782,783
Valero Energy Corp.	45,600	3,224,376

		10,428,229

Paper & Forest Products - 0.57%
Resolute Forest Products, Inc.*+	161,199	1,220,276

Pharmaceuticals - 1.28%
Diplomat Pharmacy, Inc.*+	80,400	2,751,288

Real Estate Investment Trusts (REITs) - 1.08%
Equinix, Inc.	7,700	2,328,480

Road & Rail - 0.45%
YRC Worldwide, Inc.*	68,600	972,748

Semiconductors & Semiconductor Equipment - 2.18%
Lam Research Corp.	30,000	2,382,600
Micron Technology, Inc.*	162,400	2,299,584

		4,682,184

Software - 1.88%
Cadence Design Systems, Inc.*	100,000	2,081,000
Fortinet, Inc.*	63,000	1,963,710

		4,044,710

Specialty Retail - 5.85%
Aaron’s, Inc.	67,800	1,518,042
Asbury Automotive Group, Inc.*	28,000	1,888,320
Lithia Motors, Inc., Class A	20,800	2,218,736
O’Reilly Automotive, Inc.*	9,700	2,458,174
Select Comfort Corp.*	104,000	2,226,640

11	Semi-Annual Report | December 31, 2015 (Unaudited)

Aggressive Investors 1 Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry Company		Shares	Value

Common Stocks (continued)
Specialty Retail (continued)
Ulta Salon Cosmetics & Fragrance, Inc.*		12,200	$ 2,257,000

			12,566,912

Textiles, Apparel & Luxury Goods - 2.03%
Skechers U.S.A., Inc., Class A*		144,600	4,368,366

Trading Companies & Distributors - 1.86%
AerCap Holdings NV*		26,800	1,156,688
United Rentals, Inc.*		38,700	2,807,298
Veritiv Corp.*		992	35,930

			3,999,916

TOTAL COMMON STOCKS - 98.36%			211,356,969

(Cost $203,905,590)

Industry Company		Shares	Value

EXCHANGE TRADED FUND - 1.08%
Exchange Traded Fund - 1.08%
VelocityShares Daily Inverse ETN*		89,900	2,319,420

TOTAL EXCHANGE TRADED FUND - 1.08%			2,319,420

(Cost $2,600,070)

		Number of Contracts	Value

CALL OPTIONS PURCHASED - 0.00%
American Airlines Group, Inc.
Expiring January, 2016 at $46.00		530	7,950

TOTAL CALL OPTIONS PURCHASED — 0.00%			7,950

(Cost $102,534)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.17%
Dreyfus Cash Management Fund	0.18%	354,016	354,016

TOTAL MONEY MARKET FUND - 0.17%			354,016

(Cost $354,016)

	Rate^	Shares	Value

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 5.02%
Dreyfus Cash Management Fund**	0.18%	10,789,705	$10,789,705

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 5.02%			10,789,705

(Cost $ 10,789,705)

TOTAL INVESTMENTS - 104.63%			224,828,060

(Cost $ 217,751,915)
Liabilities in Excess of Other Assets - (4.63%)			(9,940,213)

NET ASSETS - 100.00%			$214,887,847

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of December 31, 2015.
^	Rate disclosed as of December 31, 2015.
+	This security or a portion of the security is out on loan as of December 31, 2015. Total loaned securities had a value of $10,469,156 as of December 31, 2015.

ETN - Exchange Traded Note

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 12/31/2015 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$211,356,969	$—	$—	$211,356,969
Exchange Traded Fund	2,319,420	—	—	2,319,420
Call Options Purchased	7,950	—	—	7,950
Money Market Fund	—	354,016	—	354,016
Investments Purchased with Cash Proceeds from Securities Lending	—	10,789,705	—	10,789,705

TOTAL	$213,684,339	$11,143,721	$—	$224,828,060

See Notes to Financial Statements.

www.bridgeway.com	12

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited)

December 31, 2015

Dear Fellow Ultra-Small Company Fund Shareholder,

For the quarter ended December 31, 2015, our Fund returned 3.57%, beating our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (1.14%), and our peer benchmark, the Lipper Micro-Cap Stock Funds Index (3.31%), but slightly lagging the Russell 2000 Index (3.59%) and the Russell Microcap Index (3.74%). It was a good quarter.

For the six-month semi-annual period ended December 31, 2015, our Fund declined -12.40%, outperforming the CRSP Cap-Based Portfolio 10 Index (-13.60%), but lagging the Lipper Micro-Cap Stock Funds Index (-8.67%), the Russell 2000 Index (-8.75%) and the Russell Microcap Index (-10.55%).

For the 2015 calendar year, our Fund declined -16.12%, underperforming the CRSP Cap-Based Portfolio 10 Index (-11.61%), the Lipper Micro-Cap Stock Funds Index (-4.21%), the Russell 2000 Index (-4.41%) and the Russell Microcap Index (-5.16%).

The table below presents our December quarter, six months, one-year, five-year, 10-year, 15-year, and inception-to-date financial results.

Standardized Returns as of December 31, 2015

				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	Since Inception (8/5/94)

Ultra-Small Company Fund	3.57%	-12.40%	-16.12%	6.66%	4.90%	11.88%	14.07%
CRSP Cap-Based Portfolio 10 Index	1.14%	-13.60%	-11.61%	7.17%	6.54%	12.51%	11.66%
Russell 2000 Index	3.59%	-8.75%	-4.41%	9.19%	6.80%	7.28%	8.90%
Russell Microcap Index	3.74%	-10.55%	-5.16%	9.23%	5.13%	7.99%	N/A
Lipper Micro-Cap Stock Funds Index	3.31%	-8.67%	-4.21%	8.77%	5.73%	7.09%	N/A

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 796 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. The Russell Microcap Index is an unmanaged, market value weighted index that measures performance of 1,000 of the smallest securities in the Russell 2000 Index. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market (with dividends reinvested). The Lipper Micro-Cap Stock Funds Index is an index of micro-cap funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2015, Ultra-Small Company Fund ranked 69th of 69 micro-cap funds for the 12 months ended December 31, 2015, 46th of 55 over the last five years, 25th of 39 over the last 10 years, and 1st of 8 since inception in August 1994. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

13	Semi-Annual Report | December 31, 2015 (Unaudited)

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Ultra-Small Company Fund vs. CRSP Cap-Based Portfolio 10 Index, Russell Microcap Index**, Russell 2000 Index & Lipper Micro-Cap Stock Funds Index*       from Inception 8/5/94 to 12/31/15

*   The Lipper Micro-Cap Stock Funds Index began on 12/31/1995, and the line graph for the Index begins at the same value as the Fund on that date.

**	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance

Exposure to the slightly larger stocks in CRSP’s 9th decile was the largest positive contributor to relative performance, as the 9th decile’s overall returns outperformed the ultra-small 10th decile by a considerable margin. The Fund held only 67% of its holdings in CRSP 10 stocks during the period, compared to 76% in the previous quarter, due to companies appreciating into the 9th decile and the decreasing market capitalization cut-off for CRSP’s 10th decile. Three of the Fund’s top 10 performing holdings came from CRSP’s 9th decile.

Strong performance from our company financial health and momentum models also boosted relative returns. However, our value metrics models lagged the benchmark overall, which detracted from relative performance.

Holdings within the Consumer Discretionary, Consumer Staples and Information Technology sectors lifted relative performance. The Fund also benefited from a slight underweighted position in the slumping Energy sector.

The table below presents index performance numbers for stocks in the different deciles during various time periods.

CRSP Decile[1]	Quarter	1 Year	5 Years	10 Years	90 Years
1 (ultra-large)	7.44%	1.74%	12.40%	7.17%	9.28%
2	2.56%	-3.69%	12.26%	8.06%	10.48%
3	3.99%	-2.80%	10.86%	7.92%	10.97%
4	1.27%	-4.77%	11.24%	8.27%	10.81%
5	1.41%	-7.35%	9.61%	9.13%	11.43%
6	3.17%	-7.33%	10.01%	7.71%	11.28%
7	3.93%	-5.87%	9.89%	8.15%	11.43%
8	4.22%	-7.81%	8.79%	8.06%	11.45%
9	4.63%	-11.34%	7.58%	6.76%	11.35%
10 (ultra-small)	1.14%	-11.61%	7.17%	6.54%	13.22%

[1]

Performance figures are as of the period ended December 31, 2015. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

www.bridgeway.com	14

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Detailed Explanation of Calendar Year Performance

Positive performance in the fourth quarter was not enough to overcome the negative effects of market turbulence earlier in the year. The Fund’s value metrics models weighed down relative returns most heavily for the calendar year. Exposure to deeper value stocks, in particular, hurt performance. By contrast, our diversifying momentum and company financial health models performed well.

From a sector standpoint, the Fund’s Energy holdings were the largest detractor from absolute performance. Investments in the Industrials and Financials sectors lagged as well.

Top Ten Holdings as of December 31, 2015

Rank	Description	Industry	% of Net Assets
1	ZAGG, Inc.	Household Durables	2.4%
2	NeoPhotonics Corp.	Semiconductors & Semiconductor Equipment	2.3%
3	Allied Motion Technologies, Inc.	Electrical Equipment	2.2%
4	Hooker Furniture Corp.	Household Durables	1.9%
5	EMCORE Corp.	Communications Equipment	1.8%
6	MGP Ingredients, Inc.	Beverages	1.7%
7	Sientra, Inc.	Health Care	1.6%
8	Mattson Technology, Inc.	Semiconductors & Semiconductor Equipment	1.6%
9	Oclaro, Inc.	Communications Equipment	1.4%
10	Regional Management Corp.	Consumer Finance	1.3%
	Total		18.2%

Industry Sector Representation as of December 31, 2015

	% of Net Assets	% of CRSP 10 Index	Difference
Consumer Discretionary	17.6%	8.8%	8.8%
Consumer Staples	2.4%	3.1%	-0.7%
Energy	4.4%	11.7%	-7.3%
Financials	21.5%	12.4%	9.1%
Health Care	11.2%	2.6%	8.6%
Industrials	15.9%	18.1%	-2.2%
Information Technology	21.7%	24.2%	-2.5%
Materials	3.2%	17.3%	-14.1%
Telecommunication Services	0.6%	0.6%	0.0%
Utilities	0.0%	1.4%	-1.4%
Cash & Other Assets	1.4%	0.0%	1.4%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2015, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

15	Semi-Annual Report | December 31, 2015 (Unaudited)

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Ultra-Small Company Fund remains closed to new investors. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	16

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry Company	Shares	Value

COMMON STOCKS - 98.90%
Aerospace & Defense - 1.89%
Breeze-Eastern Corp.	10,000	$198,000
Ducommun, Inc.*	52,300	848,306
LMI Aerospace, Inc.*+	40,000	402,800
Vectrus, Inc.*	28,200	589,098

		2,038,204

Air Freight & Logistics - 0.85%
Air T, Inc.*	20,400	499,188
Radiant Logistics, Inc.*+	122,900	421,547

		920,735

Auto Components - 0.42%
China XD Plastics Co., Ltd.*+	69,700	308,074
SORL Auto Parts, Inc.*	56,700	143,451

		451,525

Beverages - 2.18%
MGP Ingredients, Inc.+	72,000	1,868,400
Primo Water Corp.*	60,000	480,000

		2,348,400

Biotechnology - 2.39%
Biota Pharmaceuticals, Inc.*	65,000	126,100
CoLucid Pharmaceuticals, Inc.*+	50,000	418,500
MacroCure, Ltd.*	200,000	256,000
MEI Pharma, Inc.*	390,000	624,000
Nexvet Biopharma PLC*	44,400	151,404
OncoGenex Pharmaceutical, Inc.*+	215,500	260,755
Verastem, Inc.*	397,800	739,908

		2,576,667

Capital Markets - 0.57%
Monroe Capital Corp.	47,300	619,157

Chemicals - 1.87%
Core Molding Technologies, Inc.*	75,000	962,250
Gulf Resources, Inc.*	259,000	471,380
Rentech, Inc.*	166,800	587,136

		2,020,766

Commercial Banks - 7.00%
American National Bankshares, Inc.+	19,000	486,590
Bank of Commerce Holdings	22,900	152,972
Bar Harbor Bankshares+	33,000	1,135,860
C&F Financial Corp.	4,400	171,600

Industry Company	Shares	Value

Commercial Banks (continued)
Citizens & Northern Corp.	33,500	$703,500
Coastway Bancorp, Inc.*+	8,700	114,318
Farmers Capital Bank Corp.*+	42,800	1,160,308
Farmers National Banc Corp.+	22,400	192,640
First Bancorp, Inc.	15,500	317,285
First United Corp.*	12,000	139,200
FS Bancorp, Inc.+	5,000	128,900
Northrim BanCorp, Inc.+	16,600	441,560
NV5 Global, Inc.*+	59,600	1,310,008
Old Second Bancorp, Inc.*	88,400	693,056
Porter Bancorp, Inc.*	83,000	117,030
Shore Bancshares, Inc.	12,000	130,560
Your Community Bankshares, Inc.	4,900	154,448

		7,549,835

Commercial Services & Supplies - 0.89%
Cenveo, Inc.*+	413,400	360,237
Civeo Corp.*	350,000	497,000
Virco Manufacturing Corp.*	32,200	107,226

		964,463

Communications Equipment - 5.20%
Bel Fuse, Inc., Class B	65,000	1,123,850
Ceragon Networks, Ltd.*	169,600	205,216
ClearOne, Inc.+	10,000	129,300
Digi International, Inc.*	60,650	690,197
EMCORE Corp.*	315,000	1,930,950
Oclaro, Inc.*+	440,500	1,532,940

		5,612,453

Computers & Peripherals - 0.84%
Hutchinson Technology, Inc.*+	157,500	565,425
TransAct Technologies, Inc.	40,200	344,916

		910,341

Construction & Engineering - 0.97%
Integrated Electrical Services, Inc.*	8,200	90,774
Sterling Construction Co., Inc.*	157,500	957,600

		1,048,374

Consumer Finance - 2.54%
Consumer Portfolio Services, Inc.*	174,300	904,617
Nicholas Financial, Inc.*	36,800	428,720

17	Semi-Annual Report | December 31, 2015 (Unaudited)

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Consumer Finance (continued)
Regional Management Corp.*+	90,900	$1,406,223

		2,739,560

Distributors - 0.44%
AMCON Distributing Co.	2,700	218,430
VOXX International Corp.*	48,900	257,214

		475,644

Diversified Consumer Services - 2.25%
Cambium Learning Group, Inc.*	167,250	811,162
ITT Educational Services, Inc.*+	337,000	1,257,010
Lincoln Educational Services Corp.	180,000	358,200

		2,426,372

Diversified Telecommunication Services - 1.84%
Alaska Communications Systems Group, Inc.*	368,213	644,373
HC2 Holdings, Inc.*+	178,700	945,323
MRV Communications, Inc.*+	32,500	396,500

		1,986,196

Electrical Equipment - 4.23%
Allied Motion Technologies, Inc.	89,200	2,335,256
Highpower International, Inc.*+	183,200	549,600
LSI Industries, Inc.	104,800	1,277,512
TCP International Holdings, Ltd.*	100,000	96,500
Ultralife Corp.*+	46,700	301,682

		4,560,550

Electronic Equipment, Instruments & Components - 2.25%
Key Tronic Corp.*+	16,600	126,160
LoJack Corp.*	61,400	341,384
Maxwell Technologies, Inc.*+	77,100	550,494
NAPCO Security Technologies, Inc.*+	110,000	649,000
PCM, Inc.*	33,700	334,641
Radisys Corp.*	153,300	424,641

		2,426,320

Energy Equipment & Services - 1.61%
Basic Energy Services, Inc.*+	190,300	510,004

Industry Company	Shares	Value

Energy Equipment & Services (continued)
Gulfmark Offshore, Inc., Class A+	90,800	$424,036
Key Energy Services, Inc.*	743,400	358,393
Nuverra Environmental Solutions, Inc.*+	205,800	105,534
Seventy Seven Energy, Inc.*+	322,100	338,205

		1,736,172

Health Care Equipment & Supplies - 3.24%
Bellerophon Therapeutics, Inc.*+	100,000	296,000
FONAR Corp.*	64,100	1,106,366
RTI Surgical, Inc.*	81,000	321,570
Sientra, Inc.*+	298,600	1,767,712

		3,491,648

Health Care Providers & Services - 3.24%
Alliance HealthCare Services, Inc.*+	53,800	493,884
Chembio Diagnostics, Inc.*+	107,500	572,975
Five Star Quality Care, Inc.*	332,000	1,055,760
RadNet, Inc.*	222,600	1,375,668

		3,498,287

Hotels, Restaurants & Leisure - 2.79%
Bravo Brio Restaurant Group, Inc.*	109,700	987,300
Century Casinos, Inc.*	75,200	585,056
Golden Entertainment, Inc.*	35,300	361,119
Luby’s, Inc.*+	63,200	282,504
Red Lion Hotels Corp.*	82,300	576,923
Town Sports International Holdings, Inc.*+	180,000	214,200

		3,007,102

Household Durables - 5.69%
Bassett Furniture Industries, Inc.	41,000	1,028,280
Hooker Furniture Corp.	81,400	2,054,536
Lifetime Brands, Inc.	33,000	437,580
ZAGG, Inc.*+	239,100	2,615,754

		6,136,150

Insurance - 2.32%
Blue Capital Reinsurance Holdings, Ltd.	23,300	399,595
First Acceptance Corp.*+	43,500	103,530
Hallmark Financial Services, Inc.*	99,500	1,163,155

www.bridgeway.com	18

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Insurance (continued)
Health Insurance Innovations, Inc., Class A*+	46,400	$310,880
Investors Title Co.	1,500	145,200
Kingstone Cos., Inc.	42,200	379,800

		2,502,160

Internet & Catalog Retail - 0.59%
CafePress, Inc.*	64,800	248,832
Gaiam, Inc., Class A*+	58,000	361,920
US Auto Parts Network, Inc.*	9,333	27,439

		638,191

Internet Software & Services - 2.30%
Autobytel, Inc.*	58,200	1,312,992
Demand Media, Inc.*	101,000	555,500
Inuvo, Inc.*	120,200	324,540
Support.com, Inc.*	285,800	288,658

		2,481,690

IT Services - 3.54%
Edgewater Technology, Inc.*+	3,700	29,637
Hackett Group, Inc. (The)	51,400	825,998
Information Services Group, Inc.	97,600	353,312
NCI, Inc., Class A	87,000	1,187,550
Newtek Business Services Corp.	98,961	1,417,124

		3,813,621

Leisure Equipment & Products - 0.77%
JAKKS Pacific, Inc.*+	104,300	830,228

Machinery - 2.30%
Accuride Corp.*	304,300	505,138
Commercial Vehicle Group, Inc.*	94,300	260,268
Hardinge, Inc.	22,800	212,496
Hurco Companies, Inc.	29,200	775,552
Supreme Industries, Inc., Class A	30,900	211,665
Xerium Technologies, Inc.*	43,800	519,030

		2,484,149

Marine - 0.07%
Rand Logistics, Inc.*	43,900	70,240

Media - 1.44%
Lee Enterprises, Inc.*+	275,000	462,000

Industry Company	Shares	Value

Media (continued)
Reading International, Inc., Class A*	24,800	$325,128
Townsquare Media, Inc., Class A*	64,000	765,440

		1,552,568

Metals & Mining - 1.66%
A-Mark Precious Metals, Inc.+	19,200	368,640
Noranda Aluminum Holding Corp.+	64,900	20,768
Olympic Steel, Inc.	4,900	56,742
Richmont Mines, Inc.*	230,000	738,300
Ryerson Holding Corp.*+	129,000	602,430

		1,786,880

Multiline Retail - 0.58%
Bon-Ton Stores, Inc. (The)+	297,200	624,120

Oil, Gas & Consumable Fuels - 2.77%
Adams Resources & Energy, Inc.	4,900	188,160
Cloud Peak Energy, Inc.*+	389,900	810,992
Comstock Resources, Inc.+	297,700	556,699
Energy XXI, Ltd.	472,600	477,326
Geopark, Ltd.*	43,900	118,530
Midstates Petroleum Co., Inc.*	75,000	151,500
PrimeEnergy Corp.*+	4,300	220,375
Triangle Petroleum Corp.*	606,900	467,313

		2,990,895

Personal Products - 0.28%
Mannatech, Inc.*+	9,500	180,405
Natural Alternatives International, Inc.*+	11,300	116,842

		297,247

Pharmaceuticals - 2.39%
Avalanche Biotechnologies, Inc.*	132,200	1,258,544
Dipexium Pharmaceuticals, Inc.*+	24,600	275,520
Juniper Pharmaceuticals, Inc.*	100,900	1,039,270

		2,573,334

Real Estate Investment Trusts (REITs) - 1.09%
Armada Hoffler Properties, Inc.	111,900	1,172,712

19	Semi-Annual Report | December 31, 2015 (Unaudited)

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Real Estate Management & Development - 0.65%
Nam Tai Property, Inc.	121,100	$ 701,169

Road & Rail - 2.21%
P.A.M. Transportation Services, Inc.*	37,700	1,040,143
USA Truck, Inc.*	77,000	1,343,650

		2,383,793

Semiconductors & Semiconductor Equipment - 5.94%
Cascade Microtech, Inc.*	54,203	880,799
Mattson Technology, Inc.*	482,600	1,703,578
NeoPhotonics Corp.*+	226,328	2,457,922
Sigma Designs, Inc.*	216,000	1,365,120

		6,407,419

Software - 2.58%
Bsquare Corp.*+	155,700	948,213
Covisint Corp.*	115,500	288,750
FalconStor Software, Inc.*	67,300	126,524
NetSol Technologies, Inc.*+	33,500	259,960
TeleCommunication Systems, Inc., Class A*	234,200	1,163,974

		2,787,421

Specialty Retail - 1.37%
hhgregg, Inc.*+	106,000	387,960
Sears Hometown & Outlet Stores, Inc.*	135,500	1,084,000

		1,471,960

Textiles, Apparel & Luxury Goods - 1.29%
Crown Crafts, Inc.	26,100	221,589
Lakeland Industries, Inc.*+	97,900	1,168,926

		1,390,515

Thrifts & Mortgage Finance - 7.12%
Atlantic Coast Financial Corp.*+	37,100	217,406
BSB Bancorp, Inc.*	14,500	339,155
Cape Bancorp, Inc.	40,800	507,144
Charter Financial Corp.	101,000	1,334,210
Entegra Financial Corp.*	5,699	108,623
ESSA Bancorp, Inc.	38,100	521,208
Fox Chase Bancorp, Inc.	7,000	142,030
Hingham Institution for Savings+	5,200	622,960
Impac Mortgage Holdings, Inc.*+	74,000	1,332,000
Malvern Bancorp, Inc.*	11,200	196,672
Ocean Shore Holding Co.+	19,600	336,140
Provident Financial Holdings, Inc.	15,000	283,350

Industry Company		Shares	Value

Thrifts & Mortgage Finance (continued)
Prudential Bancorp, Inc.+		8,800	$133,408
Pulaski Financial Corp.		17,200	274,512
Security National Financial Corp., Class A*+		39,100	256,105
Southern Missouri Bancorp, Inc.		5,700	136,230
Territorial Bancorp, Inc.		33,700	934,838

			7,675,991

Trading Companies & Distributors - 0.45%
General Finance Corp.*+		68,300	272,517
MFC Industrial, Ltd.		5,300	10,335
Willis Lease Finance Corp.*		10,000	201,000

			483,852

TOTAL COMMON STOCKS - 98.90%			106,665,076

(Cost $109,993,464)

	Rate^	Shares	Value

MONEY MARKET FUND - 1.70%
Dreyfus Cash Management Fund	0.18%	1,830,882	1,830,882

TOTAL MONEY MARKET FUND - 1.70%			1,830,882

(Cost $1,830,882)

	Rate^	Shares	Value

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 11.53%
Dreyfus Cash Management Fund**	0.18%	12,430,202	12,430,202

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 11.53%			12,430,202

(Cost $12,430,202)

TOTAL INVESTMENTS - 112.13%			120,926,160
(Cost $124,254,548)
Liabilities in Excess of Other Assets - (12.13%)			(13,078,892)

NET ASSETS - 100.00%			$107,847,268

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of December 31, 2015.
^	Rate disclosed as of December 31, 2015.
+	This security or a portion of the security is out on loan as of December 31, 2015. Total loaned securities had a value of $11,715,841 as of December 31, 2015.

PLC - Public Limited Company

www.bridgeway.com	20

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Summary of inputs used to value the Fund’s investments as of 12/31/2015 (See Note 2 in Notes to Financial Statements):
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$106,665,076	$—	$—	$106,665,076

Money Market Fund	—	1,830,882	—	1,830,882

Investments Purchased with Cash Proceeds from Securities Lending	—	12,430,202	—	12,430,202

TOTAL	$106,665,076	$14,261,084	$—	$120,926,160

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
Investment in Securities (Value)

	Common Stocks	Dividend Note	Total

Balance as of 06/30/2015	$15,300	$8,007	$23,307

Purchases	—	—	—

Sales	(15,300)	(8,007)	(23,307)

Realized Gain/(Loss)	—	—	—

Change in Unrealized Appreciation/ (Depreciation)	—	—	—

Transfers in	—	—	—

Transfers out	—	—	—

Balance as of 12/31/2015	$—	$—	$—

Net Change in Unrealized Appreciation (Depreciation) from Investments Held as of 12/31/2015	$—	$—	$—

See Notes to Financial Statements.

21	Semi-Annual Report | December 31, 2015 (Unaudited)

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited)

December 31, 2015

Dear Fellow Ultra-Small Company Market Fund Shareholder,

For the quarter ended December 31, 2015, our Fund returned 3.73%, outperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (1.14%), our peer benchmark, the Lipper Micro-Cap Stock Funds Index (3.31%), and the Russell 2000 Index (3.59%). However, our Fund slightly underperformed the Russell Microcap Index (3.74%). It was a strong quarter on a relative basis.

For the six-month semi-annual period ending December 31, 2015, our Fund returned -9.92%, outperforming the CRSP Cap-Based Portfolio 10 Index (-13.60%) and the Russell Microcap Index (-10.55%). Our Fund trailed the Lipper Micro-Cap Stock Funds Index (-8.67%) and the Russell 2000 Index (-8.75%).

For the calendar year, our Fund returned -8.28%, outperforming the CRSP Cap-Based Portfolio 10 Index (-11.61%). Our Fund trailed the Lipper Micro-Cap Stock Funds Index (-4.21%), the Russell Microcap Index (-5.16%) and the Russell 2000 Index (-4.41%).

The table below presents our December quarter, six months, one-year, five-year, 10-year, 15-year, and inception-to-date financial results.

Standardized Returns as of December 31, 2015

				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	Since Inception (7/31/97)

Ultra-Small Company Market Fund	3.73%	-9.92%	-8.28%	9.84%	4.84%	10.84%	10.28%
CRSP Cap-Based Portfolio 10 Index	1.14%	-13.60%	-11.61%	7.17%	6.54%	12.51%	10.34%
Russell 2000 Index	3.59%	-8.75%	-4.41%	9.19%	6.80%	7.28%	7.02%
Russell Microcap Index	3.74%	-10.55%	-5.16%	9.23%	5.13%	7.99%	N/A
Lipper Micro-Cap Stock Funds Index	3.31%	-8.67%	-4.21%	8.77%	5.73%	7.09%	7.36%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 796 of the smallest publicly traded U.S. stocks with dividends reinvested, as reported by the Center for Research on Security Prices. The Russell Microcap Index is an unmanaged, market value weighted index that measures performance of 1,000 of the smallest securities in the Russell 2000 Index. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Micro-Cap Stock Funds Index is an index of micro-cap funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2015, Ultra-Small Company Market Fund ranked 44th of 69 micro-cap funds for the 12 months ended December 31, 2015, 19th of 55 over the last five years, 26th of 39 over the last 10 years, and 3rd of 17 since inception in July 1997. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	22

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Ultra-Small Company Market Fund vs. CRSP Cap-Based Portfolio 10 Index, Russell Microcap Index*,

Russell 2000 Index & Lipper Micro-Cap Stock Funds Index      from Inception 7/31/97 to 12/31/15

* The	Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance

The Fund benefited from select holdings in CRSP’s 9th decile, which we held in part due to appreciation of stocks and in part due to a decline in the market capitalization cut-off for CRSP’s 10th decile. The 9th decile’s overall returns outperformed the ultra-small 10th decile by a considerable margin, and the Fund held roughly 60% of its assets in CRSP 10th decile names during the period — a lower allocation than in previous quarters.

A significant underweighted position in the Energy sector relative to the benchmark boosted relative performance. Energy stocks were among the quarter’s worst performers due to continued weakness in commodities prices. By design, the Fund does not invest in shares of master limited partnerships or royalty trusts, two structures used primarily as energy sector investment vehicles. The benchmark, however, includes a roughly 5% allocation to these investments.

The table below presents index performance numbers for stocks in the different deciles during various time periods.

CRSP Decile[1]	Quarter	1 Year	5 Years	10 Years	90 Years
1 (ultra-large)	7.44%	1.74%	12.40%	7.17%	9.28%
2	2.56%	-3.69%	12.26%	8.06%	10.48%
3	3.99%	-2.80%	10.86%	7.92%	10.97%
4	1.27%	-4.77%	11.24%	8.27%	10.81%
5	1.41%	-7.35%	9.61%	9.13%	11.43%
6	3.17%	-7.33%	10.01%	7.71%	11.28%
7	3.93%	-5.87%	9.89%	8.15%	11.43%
8	4.22%	-7.81%	8.79%	8.06%	11.45%
9	4.63%	-11.34%	7.58%	6.76%	11.35%
10 (ultra-small)	1.14%	-11.61%	7.17%	6.54%	13.22%

[1]

Performance figures are as of the period ended December 31, 2015. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

23	Semi-Annual Report | December 31, 2015 (Unaudited)

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Detailed Explanation of Calendar Year Performance

Our Fund outperformed its primary benchmark, the CRSP Cap-Based Portfolio 10 Index, for the calendar year. The Fund benefited from exposure to larger companies in CRSP’s 9th decile. Our “sidestepping” strategy of avoiding stocks that might experience a precipitous price fall, major financial distress or bankruptcy also boosted relative performance for the calendar year. We are pleased with the Fund’s performance, which was in line with Fund design.

Top Ten Holdings as of December 31, 2015

Rank	Description	Industry	% of Net Assets
1	Utah Medical Products, Inc.	Health Care Equipment & Supplies	0.6%
2	MGP Ingredients, Inc.	Beverages	0.6%
3	York Water Co., (The)	Water Utilities	0.5%
4	BioTelemetry, Inc.	Health Care Providers & Services	0.5%
5	Farmers Capital Bank Corp.	Commercial Banks	0.5%
6	Natural Gas Services Group, Inc.	Energy Equipment & Services	0.4%
7	Geron Corp.	Biotechnology	0.4%
8	SciClone Pharmaceuticals, Inc.	Pharmaceuticals	0.4%
9	Allied Motion Technologies, Inc.	Electrical Equipment	0.4%
10	John B Sanfilippo & Son, Inc.	Food Products	0.4%
	Total		4.8%

Industry Sector Representation as of December 31, 2015

	% of Net Assets	% of CRSP 10 Index	Difference
Consumer Discretionary	13.5%	8.8%	4.7%
Consumer Staples	3.6%	3.1%	0.5%
Energy	5.8%	11.7%	-5.9%
Financials	23.1%	12.4%	10.7%
Health Care	16.9%	2.6%	14.3%
Industrials	12.9%	18.1%	-5.2%
Information Technology	18.2%	24.2%	-6.0%
Materials	3.3%	17.3%	-14.0%
Telecommunication Services	1.0%	0.6%	0.4%
Utilities	1.4%	1.4%	0.0%
Cash & Other Assets	0.4%	0.0%	0.4%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2015, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

www.bridgeway.com	24

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Ultra-Small Company Market Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

25	Semi-Annual Report | December 31, 2015 (Unaudited)

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry Company	Shares	Value

COMMON STOCKS - 100.12%
Aerospace & Defense - 1.38%
Air Industries Group+	3,000	$23,760
Arotech Corp.*+	234,163	477,693
Breeze-Eastern Corp.	10,500	207,900
CPI Aerostructures, Inc.*+	58,079	565,109
Ducommun, Inc.*	25,300	410,366
Erickson, Inc.*+	102,000	210,120
Innovative Solutions & Support, Inc.*	132,354	365,297
LMI Aerospace, Inc.*	104,558	1,052,899
SIFCO Industries, Inc.*+	39,022	370,709
Sparton Corp.*	48,300	965,517
Sypris Solutions, Inc.	25,000	27,250
Tel-Instrument Electronics Corp.*	15,000	71,850

		4,748,470

Air Freight & Logistics - 0.12%
Radiant Logistics, Inc.*	125,000	428,750

Auto Components - 0.78%
China XD Plastics Co., Ltd.*	56,000	247,520
Fuel Systems Solutions, Inc.*	18,000	88,020
Shiloh Industries, Inc.*+	74,300	389,332
SORL Auto Parts, Inc.*	109,900	278,047
Spartan Motors, Inc.	191,500	595,565
Strattec Security Corp.+	19,100	1,078,959

		2,677,443

Beverages - 1.26%
Castle Brands, Inc.*	549,187	675,500
Craft Brew Alliance, Inc.*+	92,200	771,714
MGP Ingredients, Inc.	75,862	1,968,619
Primo Water Corp.*	112,930	903,440

		4,319,273

Biotechnology - 7.27%
Actinium Pharmaceuticals, Inc.*+	160,200	517,446
Akebia Therapeutics, Inc.*+	85,250	1,101,430
Applied Genetic Technologies Corp.*	655	13,362
Aquinox Pharmaceuticals, Inc.*+	15,000	187,200
Ardelyx, Inc.*+	30,000	543,600
Argos Therapeutics, Inc.*	40,000	92,400
Arqule, Inc.*	241,493	524,040
Asterias Biotherapeutics, Inc.*+	138,363	543,767
AVEO Pharmaceuticals, Inc.*	233,087	293,690

Industry Company	Shares	Value

Biotechnology (continued)
BIND Therapeutics, Inc.*+	113,593	$ 260,128
BioSpecifics Technologies Corp.*	22,314	958,833
Biota Pharmaceuticals, Inc.*	98,370	190,838
Calithera Biosciences, Inc.*+	77,850	596,331
Cara Therapeutics, Inc.*+	58,867	992,498
CareDx, Inc.*+	90,750	580,800
Cerulean Pharma, Inc.*+	102,623	287,344
ChemoCentryx, Inc.*	50,000	405,000
Codexis, Inc.*	232,500	983,475
Conatus Pharmaceuticals, Inc.*+	88,000	253,440
Concert Pharmaceuticals, Inc.*+	43,500	825,195
CorMedix, Inc.*+	168,001	341,042
Curis, Inc.*	220,000	640,200
Dicerna Pharmaceuticals, Inc.*+	55,000	652,850
Eleven Biotherapeutics, Inc.*+	50,000	150,500
Fate Therapeutics, Inc.*	224,537	756,690
Genocea Biosciences, Inc.*+	64,200	338,334
Geron Corp.*+	315,000	1,524,600
GlycoMimetics, Inc.*	109,764	627,850
Immunomedics, Inc.*+	288,900	886,923
IsoRay, Inc.*+	265,300	248,719
Loxo Oncology, Inc.*+	30,000	853,500
Medgenics, Inc.*+	100,000	602,000
MediciNova, Inc.*+	77,710	275,871
Minerva Neurosciences, Inc.*+	71,097	431,559
NanoViricides, Inc.*	225,000	265,500
Ocata Therapeutics, Inc.*	106,282	894,894
Oncothyreon, Inc.*	424,988	943,473
Oragenics, Inc.*	60,500	90,145
OvaScience, Inc.*+	25,000	244,250
PharmAthene, Inc.*	263,244	500,164
Protalix BioTherapeutics, Inc.*	318,630	325,003
Proteon Therapeutics, Inc.*+	11,835	183,561
Regulus Therapeutics, Inc.*+	50,000	436,000
Rigel Pharmaceuticals, Inc.*	150,000	454,500
Synthetic Biologics, Inc.*+	219,605	502,895
TetraLogic Pharmaceuticals Corp.*+	18,553	32,097
Tokai Pharmaceuticals, Inc.*+	10,000	87,200
Trevena, Inc.*	37,337	392,039

www.bridgeway.com	26

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Biotechnology (continued)
Vanda Pharmaceuticals, Inc.*+	59,300	$552,083
Verastem, Inc.*	190,200	353,772
Vitae Pharmaceuticals, Inc.*	10,100	182,810

		24,921,841

Building Products - 0.15%
Alpha Pro Tech, Ltd.*	211,200	369,600
Ameresco, Inc., Class A*	24,548	153,425

		523,025

Capital Markets - 1.78%
Calamos Asset Management, Inc., Class A	98,500	953,480
Capitala Finance Corp.+	31,280	377,862
FBR & Co.+	37,575	747,743
Institutional Financial Markets, Inc.	30,000	34,800
JMP Group LLC+	96,851	528,806
KCAP Financial, Inc.+	93,900	382,173
Medallion Financial Corp.+	86,711	610,445
Monroe Capital Corp.	31,403	411,065
OFS Capital Corp.+	39,700	455,756
Oppenheimer Holdings, Inc., Class A	31,550	548,339
Pzena Investment Management, Inc., Class A+	52,800	454,080
Silvercrest Asset Management Group LLC, Class A+	50,002	594,524

		6,099,073

Chemicals - 1.54%
BioAmber, Inc.*+	11,480	70,946
Chase Corp.+	27,800	1,132,294
China Green Agriculture, Inc.*	197,000	301,410
Core Molding Technologies, Inc.*	65,100	835,233
Flexible Solutions International, Inc.*	1,200	1,194
Gulf Resources, Inc.*	212,900	387,478
KMG Chemicals, Inc.	40,100	923,102
Landec Corp.*	69,200	818,636
Marrone Bio Innovations, Inc.*+	181,200	199,320
Northern Technologies
International Corp.*	13,950	193,487
OMNOVA Solutions, Inc.*	66,000	404,580

		5,267,680

Industry Company	Shares	Value

Commercial Banks - 11.92%
1st Constitution Bancorp*+	12,127	$ 156,074
Access National Corp.	33,500	685,410
American National Bankshares, Inc.	31,746	813,015
American River Bankshares*	56,000	592,480
AmeriServ Financial, Inc.	155,671	498,147
Anchor Bancorp, Inc.*+	22,000	567,380
Auburn National Bancorporation, Inc.+	2,974	88,090
Bank of Commerce Holdings	87,441	584,106
Bar Harbor Bankshares	18,000	619,560
BCB Bancorp, Inc.	40,212	418,205
C&F Financial Corp.	9,400	366,600
Carolina Bank Holdings, Inc.*+	27,000	497,880
Century Bancorp, Inc., Class A	23,272	1,011,401
Chemung Financial Corp.+	29,998	829,745
Citizens Holding Co.+	20,670	491,946
CNB Financial Corp.	52,100	939,363
Codorus Valley Bancorp, Inc.	14,691	298,815
Colony Bankcorp, Inc.*	16,668	161,846
Community West Bancshares	38,357	272,335
Enterprise Bancorp, Inc.+	12,602	287,956
Evans Bancorp, Inc.	16,701	425,876
Farmers Capital Bank Corp.*	57,149	1,549,309
Financial Institutions, Inc.	31,900	893,200
First Bancorp	33,200	622,168
First Bancorp, Inc.	43,300	886,351
First Bancshares, Inc.+	22,894	419,876
First Business Financial Services, Inc.	42,308	1,058,123
First Northwest Bancorp*+	15,000	212,250
First South Bancorp, Inc.+	33,322	285,236
First United Corp.*	9,200	106,720
First West Virginia Bancorp+	1,380	24,150
German American Bancorp, Inc.+	17,500	583,100
Guaranty Bancorp	61,440	1,016,218
Heritage Commerce Corp.	74,300	888,628
Higher One Holdings, Inc.*+	133,528	432,631
Horizon Bancorp	30,500	852,780
Landmark Bancorp, Inc.	11,586	304,364
Macatawa Bank Corp.+	71,500	432,575
MBT Financial Corp.*	87,485	597,523
Medley Management, Inc., Class A+	10,000	56,900

27	Semi-Annual Report | December 31, 2015 (Unaudited)

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Commercial Banks (continued)
Merchants Bancshares, Inc.+	28,700	$903,763
Metro Bancorp, Inc.	40,600	1,274,028
MidSouth Bancorp, Inc.	93,600	849,888
MutualFirst Financial, Inc.	30,849	768,757
NewBridge Bancorp	86,806	1,057,297
Northeast Bancorp	35,000	367,500
Northrim BanCorp, Inc.	34,700	923,020
Ohio Valley Banc Corp.	19,500	483,015
Old Second Bancorp, Inc.*	118,690	930,530
Pacific Continental Corp.	53,611	797,732
Pacific Mercantile Bancorp*	48,521	344,984
Park Sterling Corp.	120,700	883,524
Peapack Gladstone Financial Corp.+	39,777	820,202
Penns Woods Bancorp, Inc.	16,400	696,344
Peoples Bancorp of North Carolina, Inc.	34,901	673,938
Premier Financial Bancorp, Inc.	43,837	720,680
QCR Holdings, Inc.+	33,900	823,431
Republic First Bancorp, Inc.*+	23,000	99,590
Royal Bancshares of Pennsylvania, Inc., Class A*+	78,195	163,427
Select Bancorp, Inc.*	10,076	81,515
Shore Bancshares, Inc.	44,700	486,336
Sierra Bancorp	42,900	757,185
Southern First Bancshares, Inc.*	32,215	728,059
Southern National Bancorp of Virginia, Inc.+	70,892	925,850
Suffolk Bancorp	37,000	1,048,950
Sussex Bancorp+	23,000	301,990
Unity Bancorp, Inc.+	15,000	187,500
West Bancorporation, Inc.	48,200	951,950
Yadkin Financial Corp.	1	25

		40,879,342

Commercial Services & Supplies - 1.17%
Acme United Corp.	3,000	51,000
AMREP Corp.*	17,000	73,950
Casella Waste Systems, Inc., Class A*	167,656	1,002,583
CECO Environmental Corp.	26,856	206,254
Cenveo, Inc.*+	382,098	332,960
CompX International, Inc.	3,200	36,480
Ecology & Environment, Inc., Class A+	3,000	30,690
Fuel Tech, Inc.*	69,400	131,166

Industry Company	Shares	Value

Commercial Services & Supplies (continued)
Intersections, Inc.*+	85,300	$244,811
Performant Financial Corp.*	391,000	699,890
TRC Cos., Inc.*	94,275	872,044
Versar, Inc.*	107,800	333,102

		4,014,930

Communications Equipment - 2.45%
Alliance Fiber Optic Products, Inc.+	45,000	682,200
Applied Optoelectronics, Inc.*+	30,000	514,800
Aviat Networks, Inc.*	350,239	268,914
Bel Fuse, Inc., Class B	35,100	606,879
Clearfield, Inc.*+	48,300	647,703
Communications Systems, Inc.	36,000	279,720
Digi International, Inc.*	70,000	796,600
EMCORE Corp.*	118,580	726,895
KVH Industries, Inc.*	60,410	569,062
Numerex Corp., Class A*+	70,408	452,019
PC-Tel, Inc.+	147,000	668,850
RELM Wireless Corp.*	245,900	968,846
Tessco Technologies, Inc.	39,500	769,065
Westell Technologies, Inc., Class A*	362,000	456,120

		8,407,673

Computers & Peripherals - 1.27%
Astro-Med, Inc.	32,800	473,960
Concurrent Computer Corp.	81,300	402,435
Datalink Corp.*+	123,700	841,160
Hutchinson Technology, Inc.*	179,150	643,149
Imation Corp.*	245,800	336,746
Intevac, Inc.*	42,933	202,214
Novatel Wireless, Inc.*+	253,800	423,846
Qumu Corp.*	36,400	98,644
TransAct Technologies, Inc.	70,000	600,600
USA Technologies, Inc.*+	111,400	343,112

		4,365,866

Construction & Engineering - 1.47%
Furmanite Corp.*	125,500	835,830
Goldfield Corp. (The)*	63,480	98,394
Integrated Electrical Services, Inc.*	109,312	1,210,084
Layne Christensen Co.*+	6,430	33,822
Northwest Pipe Co.*	91,795	1,027,186
Orion Marine Group, Inc.*+	47,344	197,424
Sterling Construction Co., Inc.*	207,736	1,263,035

www.bridgeway.com	28

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Construction & Engineering (continued)
Willdan Group, Inc.*	45,000	$377,100

		5,042,875

Construction Materials - 0.15%
United States Lime & Minerals, Inc.+	9,663	531,078

Consumer Finance - 0.66%
Asta Funding, Inc.*+	122,300	972,285
Atlanticus Holdings Corp.*	59,812	191,398
Consumer Portfolio Services, Inc.*	135,000	700,650
QC Holdings, Inc.	66,600	97,236
Regional Management Corp.*	20,000	309,400

		2,270,969

Containers & Packaging - 0.25%
AEP Industries, Inc.*	10,900	840,935

Distributors - 0.59%
AMCON Distributing Co.	3,900	315,510
Sequential Brands Group, Inc.*+	62,761	496,439
VOXX International Corp.*	173,901	914,719
Weyco Group, Inc.+	10,883	291,229

		2,017,897

Diversified Consumer Services - 0.77%
Career Education Corp.*	169,550	615,467
Collectors Universe, Inc.	36,960	572,880
ITT Educational Services, Inc.*+	37,500	139,875
Lincoln Educational Services Corp.	78,400	156,016
National American University Holdings, Inc.+	350,988	733,565
Universal Technical Institute, Inc.	93,400	435,244

		2,653,047

Diversified Financial Services - 0.98%
Ashford, Inc.*+	4,000	213,000
California First National Bancorp	54,257	705,884
Gain Capital Holdings, Inc.	94,400	765,584
JG Wentworth Co.*+	65,802	118,444
Marlin Business Services Corp.	64,500	1,035,870
Resource America, Inc., Class A+	83,600	512,468

		3,351,250

Industry Company	Shares	Value

Diversified Telecommunication Services - 0.80%
Alaska Communications Systems Group, Inc.*	243,000	$425,250
Hawaiian Telcom Holdco, Inc.*	24,686	613,694
IDT Corp., Class B	50,567	589,611
Lumos Networks Corp.	35,000	392,000
Straight Path Communications, Inc., Class B*+	42,470	727,936

		2,748,491

Electric Utilities - 0.13%
Spark Energy, Inc., Class A	21,500	445,480

Electrical Equipment - 1.79%
Allied Motion Technologies, Inc.	53,650	1,404,557
Espey Manufacturing & Electronics Corp.	10,700	278,414
Global Power Equipment Group, Inc.	67,272	234,107
Highpower International, Inc.*	50,000	150,000
LSI Industries, Inc.	84,000	1,023,960
PowerSecure International, Inc.*+	88,500	1,331,925
Preformed Line Products Co.	8,489	357,387
SL Industries, Inc.*	20,250	645,570
Ultralife Corp.*	112,400	726,104

		6,152,024

Electronic Equipment, Instruments & Components - 3.60%
Agilysys, Inc.*+	82,700	826,173
Electro Rent Corp.	44,200	406,640
Electro Scientific Industries, Inc.*	143,500	744,765
Frequency Electronics, Inc.*	41,000	435,420
ID Systems, Inc.*	83,000	381,800
IEC Electronics Corp.*+	73,450	239,447
IntriCon Corp.*+	21,500	162,970
Iteris, Inc.*	272,520	585,918
Kemet Corp.*	397,058	941,027
Key Tronic Corp.*	37,200	282,720
LoJack Corp.*	92,650	515,134
Maxwell Technologies, Inc.*+	61,500	439,110
MOCON, Inc.	12,800	186,112
NAPCO Security Technologies, Inc.*	51,576	304,298
PAR Technology Corp.*	104,750	704,967
PCM, Inc.*	74,200	736,806
Perceptron, Inc.*	100,000	779,000

29	Semi-Annual Report | December 31, 2015 (Unaudited)

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Electronic Equipment, Instruments & Components (continued)
Radisys Corp.*	329,300	$912,161
RF Industries, Ltd.+	35,000	153,650
Richardson Electronics, Ltd.	102,011	578,402
SMTC Corp.*	149,000	230,950
Vicon Industries, Inc.*	29,900	52,624
Vishay Precision Group, Inc.*	71,900	813,908
Wayside Technology Group, Inc.	50,398	924,299

		12,338,301
Energy Equipment & Services - 2.06%
Dawson Geophysical Co.*	232,139	803,201
Enservco Corp.*	241,298	130,301
Forbes Energy Services, Ltd.*	152,000	44,080
Geospace Technologies Corp.*+	46,663	656,548
Gulf Island Fabrication, Inc.	117,800	1,232,188
Gulfmark Offshore, Inc., Class A+	25,000	116,750
ION Geophysical Corp.*	170,010	85,532
Key Energy Services, Inc.*	557,200	268,626
Mitcham Industries, Inc.*	193,400	582,134
Natural Gas Services Group, Inc.*	68,600	1,529,780
Nuverra Environmental Solutions, Inc.*+	195,000	99,996
SAExploration Holdings, Inc.*+	77,015	154,030
Seventy Seven Energy, Inc.*	200,000	210,000
Superior Drilling Products, Inc.*+	22,187	23,318
Willbros Group, Inc.*	425,000	1,143,250

		7,079,734

Food & Staples Retailing - 0.03%
Fairway Group Holdings Corp.*+	142,171	93,847

Food Products - 1.27%
Griffin Industrial Realty, Inc.	13,300	346,997
Inventure Foods, Inc.*+	44,000	312,400
John B. Sanfilippo & Son, Inc.	25,900	1,399,377
Liberator Medical Holdings, Inc.+	166,400	555,776
Lifeway Foods, Inc.*	90,152	1,000,687
Seneca Foods Corp., Class A*	25,000	724,500

		4,339,737

Industry Company	Shares	Value

Gas Utilities - 0.43%
Delta Natural Gas Co., Inc.	40,000	$839,600
Gas Natural, Inc.	83,800	624,310

		1,463,910

Health Care Equipment & Supplies - 2.85%
AdCare Health Systems, Inc.+	137,500	342,375
CryoLife, Inc.	107,270	1,156,371
Cutera, Inc.*	60,200	769,958
Digirad Corp.	100,000	579,000
ERBA Diagnostics, Inc.*	19,096	26,543
Kewaunee Scientific Corp.	14,000	249,060
Lantheus Holdings, Inc.*	84,802	286,631
LeMaitre Vascular, Inc.	50,000	862,500
Navidea Biopharmaceuticals, Inc.*	548,580	729,611
PhotoMedex, Inc.*	94,000	42,300
Retractable Technologies, Inc.*	34,000	105,400
Roka Bioscience, Inc.*	207,500	255,225
RTI Surgical, Inc.*	148,600	589,942
Sientra, Inc.*	30,200	178,784
TransEnterix, Inc.*+	214,942	533,056
TriVascular Technologies, Inc.*+	67,200	446,880
Unilife Corp.*+	458,989	227,245
Utah Medical Products, Inc.	35,900	2,101,586
Veracyte, Inc.*+	41,000	295,200

		9,777,667

Health Care Providers & Services - 2.35%
Addus HomeCare Corp.*	28,600	665,808
Alliance HealthCare Services, Inc.*	60,900	559,062
Almost Family, Inc.*+	15,900	607,857
BioScrip, Inc.*+	230,000	402,500
BioTelemetry, Inc.*	137,700	1,608,336
Cross Country Healthcare, Inc.*	71,000	1,163,690
Five Star Quality Care, Inc.*	228,800	727,584
InfuSystems Holdings, Inc.*	174,900	533,445
Interpace Diagnostics Group, Inc.*	125,000	62,250
RadNet, Inc.*	89,800	554,964
Trupanion, Inc.*+	118,700	1,158,512

		8,044,008
Health Care Technology - 0.29%
Vocera Communications, Inc.*	82,000	1,000,400

www.bridgeway.com	30

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Hotels, Restaurants & Leisure - 2.88%
Ark Restaurants Corp.	9,900	$228,690
Bravo Brio Restaurant Group, Inc.*	84,429	759,861
Carrols Restaurant Group, Inc.*	69,100	811,234
Dover Downs Gaming & Entertainment, Inc.*	92,580	89,914
Empire Resorts, Inc.*+	10,000	180,000
Famous Dave’s of America, Inc.*+	45,200	313,688
Gaming Partners International Corp.*	56,300	499,944
Golden Entertainment, Inc.*	42,300	432,729
Ignite Restaurant Group, Inc.*+	111,300	467,460
Isle of Capri Casinos, Inc.*	67,450	939,579
Jamba, Inc.*+	40,662	548,530
Kona Grill, Inc.*+	67,500	1,070,550
Luby’s, Inc.*	135,600	606,132
Monarch Casino & Resort, Inc.*	34,485	783,499
Morgans Hotel Group Co.*	134,300	452,591
Nathan’s Famous, Inc.+	12,000	618,720
Nevada Gold & Casinos, Inc.*	120,000	272,400
Papa Murphy’s Holdings, Inc.*+	15,000	168,900
Red Lion Hotels Corp.*	74,900	525,049
Town Sports International Holdings, Inc.*	83,571	99,449

		9,868,919

Household Durables - 2.43%
Bassett Furniture Industries, Inc.	41,834	1,049,197
CSS Industries, Inc.	32,700	928,026
Dixie Group, Inc. (The)*+	60,000	313,800
Emerson Radio Corp.*	198,100	196,099
Flexsteel Industries, Inc.+	27,050	1,195,069
Hooker Furniture Corp.	53,300	1,345,292
Lifetime Brands, Inc.	65,000	861,900
P&F Industries, Inc., Class A*	10,500	92,820
Skullcandy, Inc.*	170,350	805,755
Stanley Furniture Co., Inc.*	129,383	360,979
Turtle Beach Corp.*+	47,300	95,073
ZAGG, Inc.*	100,000	1,094,000

		8,338,010

Household Products - 0.48%
Oil-Dri Corp. of America	27,500	1,012,825

Industry Company	Shares	Value

Household Products (continued)
Orchids Paper Products Co.	20,000	$618,400

		1,631,225

Independent Power Producers & Energy Traders - 0.19%
Genie Energy, Ltd., Class B+	48,667	542,637
Synthesis Energy Systems, Inc.*	111,464	106,894

		649,531

Insurance - 1.31%
American Independence Corp.*+	7,500	63,825
Atlantic American Corp.	21,056	104,648
Federated National Holding Co.	38,000	1,123,280
First Acceptance Corp.*	266,700	634,746
Hallmark Financial Services, Inc.*	80,400	939,876
Health Insurance Innovations, Inc., Class A*+	51,016	341,807
Independence Holding Co.+	69,190	958,282
Investors Title Co.	3,500	338,800

		4,505,264

Internet & Catalog Retail - 0.77%
1-800-Flowers.com, Inc., Class A*	54,400	396,032
CafePress, Inc.*	119,188	457,682
EVINE Live, Inc.*	221,286	393,889
Gaiam, Inc., Class A*	93,400	582,816
PetMed Express, Inc.+	18,400	315,376
US Auto Parts Network, Inc.*	164,751	484,368

		2,630,163

Internet Software & Services - 4.22%
Aerohive Networks, Inc.*+	98,500	503,335
Amber Road, Inc.*	92,800	472,352
Brightcove, Inc.*	39,387	244,199
BroadVision, Inc.*	72,749	436,494
Carbonite, Inc.*	58,060	568,988
Care.com, Inc.*	25,831	184,950
Demand Media, Inc.*	212,500	1,168,750
Five9, Inc.*+	98,500	856,950
Limelight Networks, Inc.*	276,537	403,744
Liquidity Services, Inc.*	52,000	338,000
Marchex, Inc., Class B	195,500	760,495
Marin Software, Inc.*	96,600	345,828

31	Semi-Annual Report | December 31, 2015 (Unaudited)

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Internet Software & Services (continued)
QuinStreet, Inc.*+	111,547	$478,537
Reis, Inc.	42,100	999,033
Rightside Group Ltd*+	37,056	307,565
Spark Networks, Inc.*+	149,300	574,805
Support.com, Inc.*	339,545	342,940
Synacor, Inc.*	50,000	87,500
TechTarget, Inc.*	145,900	1,171,577
TheStreet, Inc.	242,700	364,050
Travelzoo, Inc.*+	25,000	209,250
Tremor Video, Inc.*	496,600	1,022,996
Tucows, Inc., Class A*	37,500	791,250
United Online, Inc.*+	73,900	871,281
Zix Corp.*	187,582	952,917

		14,457,786

IT Services - 2.06%
CIBER, Inc.*	215,000	754,650
Computer Task Group, Inc.	64,830	429,175
CSP, Inc.+	38,700	268,578
Edgewater Technology, Inc.*+	91,212	730,608
Information Services Group, Inc.	196,600	711,692
Innodata, Inc.*	148,955	424,522
Lionbridge Technologies, Inc.*	193,995	952,515
Mattersight Corp.*+	152,477	1,000,249
ModusLink Global Solutions, Inc.*+	198,455	492,168
NCI, Inc., Class A	38,430	524,570
PRGX Global, Inc.*+	130,300	484,716
StarTek, Inc.*	65,000	232,700
WidePoint Corp.*	70,447	48,961

		7,055,104

Leisure Equipment & Products -0.53%
Escalade, Inc.	39,780	527,085
JAKKS Pacific, Inc.*+	61,000	485,560
Johnson Outdoors, Inc., Class A	37,400	818,686

		1,831,331

Life Sciences Tools & Services -1.08%
Enzo Biochem, Inc.*	268,800	1,209,600
Harvard Bioscience, Inc.*+	217,017	753,049
NanoString Technologies, Inc.*+	63,700	937,027
pSivida Corp.*+	168,000	809,760

		3,709,436

Machinery - 3.97%
Accuride Corp.*	222,312	369,038

Industry Company	Shares	Value

Machinery (continued)
Ampco-Pittsburgh Corp.+	57,999	$595,070
Chicago Rivet & Machine Co.	10,000	233,200
Commercial Vehicle Group, Inc.*	231,000	637,560
Dynamic Materials Corp.	151,400	1,058,286
Eastern Co. (The)+	33,600	630,000
Energy Recovery, Inc.*+	86,174	609,250
FreightCar America, Inc.	24,675	479,435
Gencor Industries, Inc.*	73,500	830,550
Global Brass & Copper Holdings, Inc.	50,000	1,065,000
Graham Corp.	45,900	772,038
Hardinge, Inc.	53,300	496,756
Hurco Companies, Inc.	51,334	1,363,431
Intelligent Systems Corp.*	35,362	114,219
Key Technology, Inc.*	23,900	247,843
L.S. Starrett Co. (The), Class A	38,136	370,682
MFRI, Inc.*	71,100	464,994
Miller Industries, Inc.	49,800	1,084,644
Supreme Industries, Inc., Class A	58,993	404,102
Twin Disc, Inc.	79,000	831,080
Xerium Technologies, Inc.*	79,550	942,667

		13,599,845

Media - 1.74%
A.H. Belo Corp., Class A	46,400	232,000
Ballantyne Strong, Inc.*	117,020	533,611
Beasley Broadcast Group, Inc., Class A	28,125	100,969
Emmis Communications Corp., Class A*	236,500	151,360
Entravision Communications Corp., Class A	108,800	838,848
Lee Enterprises, Inc.*+	431,860	725,525
McClatchy Co. (The), Class A*	453,000	548,130
ReachLocal, Inc.*+	47,400	78,210
Saga Communications, Inc., Class A+	16,866	648,498
Salem Media Group, Inc.	145,100	722,598
Sizmek, Inc.*	138,710	506,291
Spanish Broadcasting System, Inc., Class A*	13,629	44,158
Townsquare Media, Inc., Class A*	69,852	835,430

		5,965,628

Metals & Mining - 1.21%
A.M. Castle & Co.*+	173,200	275,388

www.bridgeway.com	32

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Metals & Mining (continued)
A-Mark Precious Metals, Inc.	5,000	$96,000
Energy Fuels, Inc.*	131,274	387,258
Friedman Industries, Inc.	68,300	377,016
Gold Resource Corp.+	233,600	387,776
Olympic Steel, Inc.+	69,300	802,494
Ryerson Holding Corp.*+	114,000	532,380
Synalloy Corp.	104,897	721,691
Universal Stainless & Alloy Products, Inc.*+	63,078	585,995

		4,165,998

Multiline Retail - 0.28%
Bon-Ton Stores, Inc. (The)+	150,439	315,922
Gordmans Stores, Inc.*+	200,000	630,000

		945,922

Oil, Gas & Consumable Fuels -3.62%
Adams Resources & Energy, Inc.	22,300	856,320
Aemetis, Inc.*+	204,139	592,003
Amyris, Inc.*+	277,748	449,952
Approach Resources, Inc.*	225,400	414,736
Arch Coal, Inc.*+	11,848	11,689
Aspen Aerogels, Inc.*	129,630	786,854
Callon Petroleum Co.*	132,800	1,107,552
Comstock Resources, Inc.+	157,175	293,917
Contango Oil & Gas Co.*	75,000	480,750
Earthstone Energy, Inc.*+	18,000	239,580
Emerald Oil, Inc.*+	13,475	15,227
Evolution Petroleum Corp.	182,123	876,012
FieldPoint Petroleum Corp.*	30,000	18,600
Gastar Exploration, Inc.*	245,200	321,212
Harvest Natural Resources, Inc.*	224,500	95,413
Independence Contract Drilling, Inc.*+	148,000	747,400
Jones Energy, Inc., Class A*+	147,742	568,807
Midstates Petroleum Co., Inc.*	24,619	49,730
Panhandle Oil & Gas, Inc., Class A	23,594	381,279
PetroQuest Energy, Inc.*	743,800	371,900
Resolute Energy Corp.*	219,300	190,791
REX American Resources Corp.*+	20,249	1,094,863
Rex Energy Corp.*+	115,300	121,065
Ring Energy, Inc.*+	95,353	672,239
Solazyme, Inc.*+	143,096	354,878
Triangle Petroleum Corp.*	271,000	208,670
Uranium Energy Corp.*+	145,000	153,700
VAALCO Energy, Inc.*	350,000	560,000

Industry Company	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Warren Resources, Inc.*	450,700	$94,647
Yuma Energy, Inc.*	144,800	27,512
Zion Oil & Gas, Inc.*	132,285	246,050

		12,403,348

Paper & Forest Products - 0.07%
Orient Paper, Inc.*	163,811	237,526

Personal Products - 0.48%
CCA Industries, Inc.*	15,752	49,146
Mannatech, Inc.*	13,600	258,264
Natural Alternatives International, Inc.*	19,910	205,869
Nutraceutical International Corp.*	37,000	955,340
United-Guardian, Inc.	10,000	191,500

		1,660,119

Pharmaceuticals - 3.48%
AcelRx Pharmaceuticals, Inc.*+	98,000	377,300
Achaogen, Inc.*+	127,950	734,433
Agile Therapeutics, Inc.*	59,634	582,028
Alimera Sciences, Inc.*+	244,444	591,554
Ampio Pharmaceuticals, Inc.*+	100,750	352,625
Corium International, Inc.*+	70,000	568,400
Cumberland Pharmaceuticals, Inc.*	67,500	355,050
Durect Corp.*	283,600	626,756
Egalet Corp.*+	74,700	823,194
Endocyte, Inc.*+	155,000	621,550
Marinus Pharmaceuticals, Inc.*+	50,500	385,820
Ocera Therapeutics, Inc.*+	79,800	248,976
Pain Therapeutics, Inc.*	285,353	499,368
Pernix Therapeutics Holdings, Inc.*+	202,056	596,065
Pozen, Inc.*+	93,200	636,556
SciClone Pharmaceuticals, Inc.*	161,750	1,488,100
Tonix Pharmaceuticals Holding Corp.*+	94,401	724,056
Tracon Pharmaceuticals, Inc.*+	37,135	343,127
VIVUS, Inc.*+	462,800	472,056
Zogenix, Inc.*+	60,828	896,605

		11,923,619

Professional Services - 1.70%
CDI Corp.	72,000	486,720
CRA International, Inc.*	54,500	1,016,425

33	Semi-Annual Report | December 31, 2015 (Unaudited)

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Professional Services (continued)
Franklin Covey Co.*	33,334	$558,011
Hill International, Inc.*	326,171	1,265,543
Hudson Global, Inc.*	114,606	334,650
Mastech Holdings, Inc.*	6,250	45,688
RCM Technologies, Inc.+	111,510	613,305
Volt Information Sciences, Inc.*	31,676	257,843
VSE Corp.	20,200	1,256,036

		5,834,221

Real Estate Management & Development - 0.80%
AV Homes, Inc.*+	52,800	676,368
Consolidated-Tomoka Land Co.	21,249	1,120,035
Maui Land & Pineapple Co., Inc.*+	30,000	163,800
Stratus Properties, Inc.*	37,150	772,906

		2,733,109

Road & Rail - 0.43%
Covenant Transportation Group, Inc., Class A*	30,700	579,923
Providence & Worcester Railroad Co.+	5,000	69,200
USA Truck, Inc.*	46,800	816,660

		1,465,783

Semiconductors & Semiconductor Equipment - 2.39%
Amtech Systems, Inc.*	57,500	359,950
AXT, Inc.*	101,006	250,495
Cascade Microtech, Inc.*	69,700	1,132,625
CyberOptics Corp.*	99,300	759,645
DSP Group, Inc.*	131,300	1,239,472
GigOptix, Inc.*	100,000	304,000
GSI Technology, Inc.*	161,417	600,471
Intermolecular, Inc.*	347,600	806,432
inTEST Corp.*+	49,500	209,385
Kopin Corp.*	90,000	244,800
Mattson Technology, Inc.*	259,800	917,094
Pixelworks, Inc.*+	122,500	291,550
Sigma Designs, Inc.*	73,790	466,353
Ultra Clean Holdings, Inc.*	118,377	606,090

		8,188,362

Software - 2.22%
American Software, Inc., Class A	72,400	737,032
Bsquare Corp.*	79,500	484,155
Covisint Corp.*+	90,600	226,500
Digimarc Corp.*+	15,000	547,650
Exa Corp.*	74,000	859,140
FalconStor Software, Inc.*	177,300	333,324

Industry Company	Shares	Value

Software (continued)
Globalscape, Inc.	81,700	$323,532
GSE Systems, Inc.*	195,125	468,300
Guidance Software, Inc.*+	132,857	799,799
QAD, Inc., Class B+	8,250	152,130
Rosetta Stone, Inc.*	103,160	690,140
Smith Micro Software, Inc.*	75,400	54,967
TeleCommunication
Systems, Inc., Class A*	180,834	898,745
Telenav, Inc.*	153,000	870,570

Upland Software, Inc.*	22,000	155,100

		7,601,084

Specialty Retail - 1.82%
Aeropostale, Inc.*+	158,600	44,408
bebe stores, inc.+	167,200	94,468
Big 5 Sporting Goods Corp.	14,200	141,858
Build-A-Bear Workshop, Inc.*	29,500	361,080
Christopher & Banks Corp.*	210,500	347,325
Destination Maternity Corp.+	61,000	531,920
Destination XL Group, Inc.*	174,100	961,032
hhgregg, Inc.*+	111,700	408,822
Kirkland’s, Inc.	19,500	282,750
New York & Co., Inc.*	142,100	325,409
Pacific Sunwear of California, Inc.*	238,549	57,395
Sportsman’s Warehouse Holdings, Inc.*	55,000	709,500
Tandy Leather Factory, Inc.*+	10,000	73,400
Tilly’s, Inc., Class A*	142,175	942,620
Trans World Entertainment Corp.*+	98,403	352,283
West Marine, Inc.*	73,132	620,891

		6,255,161

Textiles, Apparel & Luxury Goods - 0.94%
Charles & Colvard, Ltd.*	50,521	56,584
Cherokee, Inc.*	1,100	18,975
Culp, Inc.	36,016	917,328
Delta Apparel, Inc.*+	29,988	421,032
Lakeland Industries, Inc.*+	13,300	158,802
Perry Ellis International, Inc.*	35,000	644,700
Rocky Brands, Inc.	72,200	834,632
Superior Uniform Group, Inc.+	10,000	169,800

		3,221,853

Thrifts & Mortgage Finance - 5.46%
ASB Bancorp, Inc.*+	21,000	539,910
Bank Mutual Corp.	129,000	1,006,200
Cape Bancorp, Inc.	42,102	523,328

www.bridgeway.com	34

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Thrifts & Mortgage Finance (continued)
Chicopee Bancorp, Inc.	26,500	$459,510
Citizens Community Bancorp, Inc.	35,600	336,064
Eagle Bancorp Montana, Inc.	6,289	77,732
ESSA Bancorp, Inc.	59,000	807,120
First Defiance Financial Corp.	26,900	1,016,282
First Financial Northwest, Inc.	61,600	859,936
Fox Chase Bancorp, Inc.	14,133	286,759
Guaranty Federal Bancshares, Inc.	20,856	317,845
HF Financial Corp.	36,700	693,263
Hingham Institution for Savings+	2,500	299,500
HMN Financial, Inc.*	25,000	290,750
Home Bancorp, Inc.	42,300	1,098,954
HopFed Bancorp, Inc.	32,988	395,526
Lake Shore Bancorp, Inc.+	22,150	299,025
Lake Sunapee Bank Group	20,250	284,108
Meta Financial Group, Inc.	17,155	787,929
Northeast Community Bancorp, Inc.	55,658	396,285
Ocean Shore Holding Co.	51,837	889,004
OceanFirst Financial Corp.	29,200	584,876
Provident Financial Holdings, Inc.	63,617	1,201,725
Pulaski Financial Corp.	43,500	694,260
Riverview Bancorp, Inc.+	138,006	647,248
Security National Financial Corp., Class A*	38,588	252,751
SI Financial Group, Inc.	66,676	910,127
Southern Missouri Bancorp, Inc.	100	2,390
Territorial Bancorp, Inc.	22,300	618,602
Timberland Bancorp, Inc.+	24,222	300,595
United Community Bancorp+	26,200	391,428
United Community Financial Corp.	137,800	813,020
Wayne Savings Bancshares, Inc.	7,800	105,066
Westfield Financial, Inc.+	64,100	538,440

		18,725,558

Trading Companies & Distributors - 1.03%
AeroCentury Corp.*	10,900	138,103
EnviroStar, Inc.+	35,000	145,250
General Finance Corp.*+	211,500	843,885
Houston Wire & Cable Co.	156,400	825,792

Industry Company		Shares	Value

Trading Companies & Distributors (continued)
Lawson Products, Inc.*		32,400	$756,540
Transcat, Inc.*+		5,000	49,700
Willis Lease Finance Corp.*		39,000	783,900

			3,543,170

Water Utilities - 0.74%
Artesian Resources Corp., Class A		21,500	595,550
Cadiz, Inc.*+		36,700	193,042
York Water Co., (The)		69,850	1,742,059

			2,530,651

Wireless Telecommunication Services - 0.23%
Boingo Wireless, Inc.*		120,000	794,400

TOTAL COMMON STOCKS - 100.12%			343,317,142

(Cost $298,759,994)

EXCHANGE TRADED FUND - 0.35%
iShares Micro-Cap ETF+		16,525	1,191,453

TOTAL EXCHANGE TRADED FUND - 0.35%			1,191,453

(Cost $442,002)

RIGHTS - 0.00%
Zion Oil & Gas, Inc.Δ		1,323	—

TOTAL RIGHTS - 0.00%			—

(Cost $ — )

WARRANTS - 0.01%
Biotime, Inc., expire 10/01/18*+		16,058	17,021

TOTAL WARRANTS - 0.01%			17,021

(Cost $15,589)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.40%
Dreyfus Cash Management Fund	0.18%	1,386,256	1,386,256

TOTAL MONEY MARKET FUND - 0.40%			1,386,256

(Cost $1,386,256)

35	Semi-Annual Report | December 31, 2015 (Unaudited)

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2015 (Unaudited)

	Rate^	Shares	Value

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 10.59%
Dreyfus Cash Management Fund**	0.18%	36,309,249	$36,309,249

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 10.59%			36,309,249

(Cost $36,309,249)

TOTAL INVESTMENTS - 111.47%			382,221,121

(Cost $336,913,090)
Liabilities in Excess of Other Assets - (11.47%)			(39,316,172)

NET ASSETS - 100.00%			$342,904,949

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of December 31, 2015.
^	Rate disclosed as of December 31, 2015.
Δ	Security was fair valued under procedures adopted by the Board of Directors (see Note 2).
+	This security or a portion of the security is out on loan as of December 31, 2015. Total loaned securities had a value of $34,254,298 as of December 31, 2015.
LLC	- Limited Liability Company

Summary of inputs used to value the Fund’s investments as of 12/31/2015 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs

	Investment in Securities (Value)

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total

Common Stocks	$343,317,142	$—	$ —	$343,317,142
Exchange Traded Fund	1,191,453	—	—	1,191,453
Rights	—	—	—	—
Warrants	17,021	—	—	17,021
Money Market Fund	—	1,386,256	—	1,386,256
Investments Purchased with Cash Proceeds from Securities Lending	—	36,309,249	—	36,309,249

TOTAL	$344,525,616	$37,695,505	$ —	$382,221,121

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
	Investment in Securities (Value)

	Common Stocks	Total

Balance as of 06/30/2015	$2,740	$2,740
Purchases	—	—
Sales	(27)	(27)
Realized Gain/(Loss)	(118,341)	(118,341)
Change in Unrealized Appreciation/ (Depreciation)	115,628	115,628
Transfers in	—	—
Transfers out	—	—

Balance as of 12/31/2015	$—	$—

Net Change in Unrealized Appreciation (Depreciation) from Investments Held as of 12/31/2015	$115,628	$115,628

See Notes to Financial Statements.

www.bridgeway.com	36

Small-Cap Momentum Fund
MANAGER’S COMMENTARY (Unaudited)

December 31, 2015

Dear Fellow Small-Cap Momentum Fund Shareholder,

For the quarter ended December 31, 2015, our Fund returned 2.07%, underperforming our primary market benchmark, the Russell 2000 Index (3.59%). It was a poor quarter on a relative basis.

For the six-month semi-annual period ended December 31, 2015, our Fund returned -5.32%, outpacing the Russell 2000 Index (-8.75%).

For the calendar year, our Fund returned 0.14%, outperforming the Russell 2000 Index (-4.41%).

The table below presents our December quarter, six months, one-year, five-year, and inception-to-date financial results.

Standardized Returns as of December 31, 2015

					Annualized
	Quarter	6 Months	1 Year	5 Year	Since Inception (5/28/10)

Small-Cap Momentum Fund	2.07%	-5.32%	0.14%	8.99%	11.39%
Russell 2000 Index	3.59%	-8.75%	-4.41%	9.19%	11.64%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2015, Small-Cap Momentum Fund ranked 30th of 797 small-cap core funds for the 12 months ended December 31, 2015, 266th of 603 over the last five years, and 252nd of 575 such funds since inception in May 2010. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

37	Semi-Annual Report | December 31, 2015 (Unaudited)

Small-Cap Momentum Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Small-Cap Momentum Fund vs. Russell 2000 Index

from Inception 5/28/10 to 12/31/15

Detailed Explanation of Quarterly Performance

It was a poor quarter for the price momentum factor, which detracted from the Fund’s relative returns compared to its benchmark. In addition, the Fund’s risk-adjustment feature, which avoids some of the higher-volatility stocks in the momentum factor, hurt relative performance, as such stocks performed well in a rising market environment.

Detailed Explanation of Calendar Year Performance

Momentum holdings outperformed the Russell 2000 Index for the calendar year, and the risk-adjustment overlay feature performed according to design, boosting relative returns.

Top Ten Holdings as of December 31, 2015

Rank	Description	Industry	% of Net Assets
1	China Biologic Products Inc	Biotechnology	1.0%
2	Heartland Payment Systems Inc	IT Services	0.8%
3	Blackbaud Inc	Software	0.8%
4	WGL Holdings Inc	Electronic Equipment, Instruments & Components	0.8%
5	Fair Isaac Corp	Software	0.7%
6	Myriad Genetics Inc	Biotechnology	0.7%
7	Allscripts Healthcare Solutions Inc	Health Care Technology	0.7%
8	Prestige Brands Holdings Inc	Personal Products	0.7%
9	Churchill Downs Inc	Hotels, Restaurants & Leisure	0.7%
10	Portola Pharmaceuticals Inc	Biotechnology	0.7%
	Total		7.6%

www.bridgeway.com	38

Small-Cap Momentum Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of December 31, 2015

	% of Net Assets	% of Russell 2000 Index	Difference
Consumer Discretionary	11.4%	13.4%	-2.0%
Consumer Staples	4.7%	3.4%	1.3%
Energy	2.6%	2.7%	-0.1%
Financials	28.6%	25.6%	3.0%
Health Care	18.8%	16.5%	2.3%
Industrials	11.1%	12.2%	-1.1%
Information Technology	16.8%	18.0%	-1.2%
Materials	2.7%	3.6%	-0.9%
Telecommunication Services	1.2%	0.8%	0.4%
Utilities	2.5%	3.7%	-1.2%
Cash & Other Assets	-0.4%	0.0%	-0.4%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2015, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Small-Cap Momentum Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

39	Semi-Annual Report | December 31, 2015 (Unaudited)

Small-Cap Momentum Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry Company	Shares	Value

COMMON STOCKS - 100.37%
Aerospace & Defense - 0.10%
National Presto Industries, Inc.+	50	$4,143

Air Freight & Logistics - 0.18%
Air Transport Services Group, Inc.*	750	7,560

Airlines - 0.84%
Allegiant Travel Co.	150	25,175
SkyWest, Inc.	500	9,510

		34,685

Auto Components - 1.51%
Cooper-Standard Holding, Inc.*	200	15,518
Drew Industries, Inc.	250	15,223
Fox Factory Holding Corp.*	350	5,786
Gentherm, Inc.*	350	16,590
Stoneridge, Inc.*	300	4,440
Superior Industries International, Inc.	250	4,605

		62,162

Beverages - 0.70%
Coca-Cola Bottling Co.
Consolidated	80	14,601
Cott Corp.	1,100	12,089
Primo Water Corp.*	250	2,000

		28,690

Biotechnology - 6.73%
BioSpecifics Technologies Corp.*	50	2,149
China Biologic Products, Inc.*	275	39,177
Coherus Biosciences, Inc.*+	400	9,184
Concert Pharmaceuticals, Inc.*+	200	3,794
Dynavax Technologies Corp.*	400	9,664
Eagle Pharmaceuticals, Inc.*	150	13,301
Emergent BioSolutions, Inc.*	400	16,004
Exelixis, Inc.*+	2,300	12,972
Insmed, Inc.*	700	12,705
Ligand Pharmaceuticals, Inc.*	200	21,684
Loxo Oncology, Inc.*	200	5,690
Merrimack Pharmaceuticals, Inc.*+	1,150	9,085
Momenta Pharmaceuticals, Inc.*	700	10,388
Myriad Genetics, Inc.*+	700	30,212

Industry Company	Shares	Value

Biotechnology (continued)
Portola Pharmaceuticals, Inc.*	550	$28,297
Prothena Corp. PLC*	300	20,433
TESARO, Inc.*+	400	20,928
Threshold Pharmaceuticals, Inc.*	700	336
ZIOPHARM Oncology, Inc.*+	1,350	11,218

		277,221

Building Products - 1.47%
Advanced Drainage Systems, Inc.+	550	13,217
American Woodmark Corp.*	150	11,997
Gibraltar Industries, Inc.*	300	7,632
Griffon Corp.	550	9,790
Tecnoglass, Inc.*	300	4,122
Universal Forest Products, Inc.	200	13,674

		60,432

Capital Markets - 0.86%
Diamond Hill Investment Group, Inc.	35	6,615
INTL FCStone, Inc.*	200	6,692
WisdomTree Investments, Inc.+	1,400	21,952

		35,259

Chemicals - 1.42%
Chase Corp.+	100	4,073
Chemtura Corp.*	700	19,089
Hawkins, Inc.	100	3,577
Innospec, Inc.	250	13,577
Kraton Performance Polymers, Inc.*	350	5,813
Stepan Co.	250	12,422

		58,551

Commercial Banks - 16.15%
1st Source Corp.	250	7,718
Access National Corp.	100	2,046
Ameris Bancorp	350	11,897
Anchor BanCorp Wisconsin, Inc.*	100	4,352
BancorpSouth, Inc.	950	22,791
Banner Corp.	200	9,172
Bar Harbor Bankshares	50	1,721
BBCN Bancorp, Inc.	800	13,776
BNC Bancorp	400	10,152
Bridge Bancorp, Inc.	200	6,086

www.bridgeway.com	40

Small-Cap Momentum Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Commercial Banks (continued)
BSB Bancorp, Inc.*+	100	$2,339
Capital Bank Financial Corp., Class A+	300	9,594
Cardinal Financial Corp.	350	7,963
Cascade Bancorp*	750	4,553
Cathay General Bancorp	800	25,064
CenterState Banks, Inc.+	500	7,825
Central Pacific Financial Corp.	300	6,606
Chemical Financial Corp.	400	13,708
City Holding Co.	150	6,846
Columbia Banking System, Inc.	600	19,506
CU Bancorp*	150	3,804
Customers Bancorp, Inc.*	284	7,730
CVB Financial Corp.+	1,100	18,612
Eagle Bancorp, Inc.*	350	17,665
Enterprise Financial Services Corp.	200	5,670
Farmers Capital Bank Corp.*	100	2,711
Fidelity Southern Corp.	250	5,578
Financial Institutions, Inc.	150	4,200
First Bancorp, Inc.	100	2,047
First Business Financial Services, Inc.	50	1,251
First Community Bancshares, Inc.	200	3,726
First Connecticut Bancorp, Inc.	150	2,612
First Foundation, Inc.*	150	3,539
First Merchants Corp.	400	10,168
Flushing Financial Corp.	300	6,492
Fulton Financial Corp.	1,750	22,768
Great Southern Bancorp, Inc.+	150	6,789
Great Western Bancorp, Inc.	550	15,961
Hanmi Financial Corp.	300	7,116
Heartland Financial USA, Inc.	200	6,272
Heritage Commerce Corp.	300	3,588
Heritage Oaks Bancorp	350	2,803
HomeTrust Bancshares, Inc.*	200	4,050
Independent Bank Corp., MA	250	11,630
Independent Bank Corp., MI	250	3,807
Lakeland Financial Corp.	150	6,993
MainSource Financial Group, Inc.	200	4,576

Industry Company	Shares	Value

Commercial Banks (continued)
Mercantile Bank Corp.	150	$3,681
Merchants Bancshares, Inc.+	50	1,574
NBT Bancorp, Inc.	450	12,546
NV5 Global, Inc.*	100	2,198
Old Second Bancorp, Inc.*	300	2,352
Opus Bank	300	11,091
Pacific Premier Bancorp, Inc.*	200	4,250
Park National Corp.	150	13,572
Peapack Gladstone Financial Corp.+	150	3,093
Pinnacle Financial Partners, Inc.	425	21,828
Preferred Bank	150	4,953
QCR Holdings, Inc.+	100	2,429
Renasant Corp.	400	13,764
Republic Bancorp, Inc., Class A	200	5,282
S&T Bancorp, Inc.	350	10,787
Sandy Spring Bancorp, Inc.	250	6,740
Seacoast Banking Corp. of Florida*	350	5,243
ServisFirst Bancshares, Inc.	250	11,882
Simmons First National Corp., Class A	300	15,408
South State Corp.	250	17,987
State Bank Financial Corp.	350	7,360
Stock Yards Bancorp, Inc.	150	5,668
Suffolk Bancorp	100	2,835
Talmer Bancorp, Inc., Class A	650	11,771
Tompkins Financial Corp.	150	8,424
TowneBank	300	6,261
TriState Capital Holdings, Inc.*	350	4,896
United Bankshares, Inc.	725	26,818
United Community Banks, Inc.	758	14,773
West Bancorporation, Inc.	150	2,962
Wilshire Bancorp, Inc.	800	9,240
Yadkin Financial Corp.	300	7,551

		665,092

Commercial Services & Supplies - 3.19%
Brink’s Co. (The)	500	14,430
Casella Waste Systems, Inc., Class A*+	400	2,392
Ennis, Inc.	300	5,775

41	Semi-Annual Report | December 31, 2015 (Unaudited)

Small-Cap Momentum Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Commercial Services & Supplies (continued)
Healthcare Services Group, Inc.	750	$26,153
INC Research Holdings, Inc., Class A*	550	26,680
Kimball International, Inc., Class B	400	3,908
Knoll, Inc.	550	10,340
Multi-Color Corp.	150	8,971
Steelcase, Inc., Class A	900	13,410
Sykes Enterprises, Inc.*	450	13,851
Viad Corp.	200	5,646

		131,556

Communications Equipment - 0.88%
A10 Networks, Inc.*	650	4,264
Applied Optoelectronics, Inc.*+	150	2,574
Digi International, Inc.*	250	2,845
EMCORE Corp.*	250	1,533
Gigamon, Inc.*	350	9,300
Ixia*	800	9,944
ShoreTel, Inc.*	650	5,752

		36,212

Construction & Engineering - 1.30%
Argan, Inc.	150	4,860
Comfort Systems USA, Inc.	400	11,368
Dycom Industries, Inc.*	350	24,486
Installed Building Products, Inc.*	300	7,449
WCI Communities, Inc.*	250	5,570

		53,733

Construction Materials - 0.50%
Headwaters, Inc.*	750	12,653
U.S. Concrete, Inc.*+	150	7,899

		20,552

Consumer Finance - 0.18%
Cash America International, Inc.	250	7,488

Containers & Packaging - 0.09%
AEP Industries, Inc.*	50	3,858

Diversified Consumer Services - 0.51%
Cambium Learning Group, Inc.*	500	2,425
Matthews International Corp., Class A	350	18,707

		21,132

Industry Company	Shares	Value

Diversified Financial Services - 0.51%
Sterling Bancorp	1,300	$21,086

Diversified Telecommunication Services - 0.49%
General Communication, Inc., Class A*	400	7,912
Vonage Holdings Corp.*	2,150	12,341

		20,253

Electrical Equipment - 0.77%
AZZ, Inc.	250	13,893
Encore Wire Corp.	200	7,418
General Cable Corp.	500	6,715
LSI Industries, Inc.	300	3,657

		31,683

Electronic Equipment, Instruments & Components - 2.08%
Fabrinet*	350	8,337
Insight Enterprises, Inc.*	400	10,048
Mercury Systems, Inc.*	350	6,426
Mesa Laboratories, Inc.	50	4,975
OSI Systems, Inc.*	200	17,732
TTM Technologies, Inc.*	1,000	6,510
WGL Holdings, Inc.	500	31,495

		85,523

Food & Staples Retailing - 0.40%
Ingles Markets, Inc., Class A	150	6,612
SpartanNash Co.	450	9,738

		16,350

Food Products - 2.44%
B&G Foods, Inc.+	600	21,012
Fresh Del Monte Produce, Inc.	550	21,384
J&J Snack Foods Corp.	200	23,334
John B. Sanfilippo & Son, Inc.	100	5,403
Omega Protein Corp.*	250	5,550
Snyders-Lance, Inc.+	700	24,010

		100,693

Gas Utilities - 1.14%
Chesapeake Utilities Corp.	150	8,513
Just Energy Group, Inc.	1,500	10,680
ONE Gas, Inc.+	550	27,593

		46,786

Health Care Equipment & Supplies - 4.25%
Analogic Corp.	150	12,390
Cantel Medical Corp.	400	24,856

www.bridgeway.com	42

Small-Cap Momentum Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Health Care Equipment & Supplies (continued)
Cutera, Inc.*	150	$1,919
Cynosure, Inc., Class A*	250	11,168
ICU Medical, Inc.*	150	16,917
Inogen, Inc.*	200	8,018
Integra LifeSciences Holdings Corp.*	400	27,112
Invacare Corp.	350	6,086
iRadimed Corp.*	100	2,803
LeMaitre Vascular, Inc.	200	3,450
Masimo Corp.*	500	20,755
Meridian Bioscience, Inc.	400	8,208
Natus Medical, Inc.*	350	16,817
Orthofix International Nv*	200	7,842
Vascular Solutions, Inc.*	200	6,878

		175,219

Health Care Providers & Services - 2.09%
Almost Family, Inc.*+	100	3,823
AMN Healthcare Services, Inc.*	500	15,525
Chemed Corp.+	150	22,470
China Cord Blood Corp.*	800	5,096
Civitas Solutions, Inc.*	400	11,516
LHC Group, Inc.*	200	9,058
PharMerica Corp.*	300	10,500
U.S. Physical Therapy, Inc.	150	8,052

		86,040

Health Care Technology - 0.80%
Allscripts Healthcare Solutions, Inc.*	1,900	29,222
Vocera Communications, Inc.*	300	3,660

		32,882

Hotels, Restaurants & Leisure - 4.42%
Boyd Gaming Corp.*+	1,150	22,851
Carrols Restaurant Group, Inc.*	350	4,109
Century Casinos, Inc.*	250	1,945
Churchill Downs, Inc.	200	28,298
Chuy’s Holdings, Inc.*+	150	4,701
Dave & Buster’s Entertainment, Inc.*	400	16,696
Diamond Resorts International, Inc.*+	725	18,495
Eldorado Resorts, Inc.*	450	4,950
International Speedway Corp., Class A	250	8,430
Isle of Capri Casinos, Inc.*	450	6,268

Industry Company	Shares	Value
Hotels, Restaurants & Leisure (continued)
Marcus Corp. (The)	200	$3,794
Monarch Casino & Resort, Inc.*	150	3,408
Papa John’s International, Inc.	395	22,069
Penn National Gaming, Inc.*	800	12,816
Ruth’s Hospitality Group, Inc.	350	5,572
SeaWorld Entertainment, Inc.	900	17,721

		182,123

Household Durables - 0.44%
Bassett Furniture Industries, Inc.	100	2,508
Hooker Furniture Corp.	100	2,524
LGI Homes, Inc.*	200	4,866
Libbey, Inc.	225	4,797
ZAGG, Inc.*	300	3,282

		17,977

Household Products - 1.21%
Central Garden & Pet Co., Class A*	500	6,800
Helen Of Troy, Ltd.*	300	28,275
WD-40 Co.	150	14,797

		49,872

Independent Power Producers & Energy Traders - 0.44%
Ormat Technologies, Inc.+	500	18,235

Insurance - 4.60%
AMERISAFE, Inc.	200	10,180
Argo Group International Holdings Ltd.	300	17,952
Atlas Financial Holdings, Inc.*	150	2,985
EMC Insurance Group, Inc.+	225	5,693
FBL Financial Group, Inc., Class A	250	15,910
Hallmark Financial Services, Inc.*	200	2,338
Horace Mann Educators Corp.	400	13,272
Infinity Property & Casualty Corp.	100	8,223
Maiden Holdings, Ltd.	750	11,182
ProAssurance Corp.	550	26,691
RLI Corp.	450	27,788

43	Semi-Annual Report | December 31, 2015 (Unaudited)

Small-Cap Momentum Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Insurance (continued)
Selective Insurance Group, Inc.	600	$20,148
State Auto Financial Corp.	400	8,236
United Fire Group, Inc.	250	9,577
Universal Insurance Holdings, Inc.+	400	9,272

		189,447

Internet & Catalog Retail - 0.08%
PetMed Express, Inc.	200	3,428

Internet Software & Services - 1.26%
Autobytel, Inc.*	100	2,256
EarthLink Holdings Corp.	1,050	7,802
LogMeIn, Inc.*	250	16,775
Stamps.com, Inc.*	150	16,441
Textura Corp.*+	250	5,395
Zix Corp.*	650	3,302

		51,971

IT Services - 3.33%
Convergys Corp.+	1,000	24,890
CSG Systems International, Inc.	350	12,593
ExlService Holdings, Inc.*	350	15,726
Hackett Group, Inc. (The)	300	4,821
Heartland Payment Systems, Inc.	350	33,187
Luxoft Holding, Inc.*	200	15,426
Newtek Business Services Corp.	114	1,629
PFSweb, Inc.*	200	2,574
TeleTech Holdings, Inc.	500	13,955
Virtusa Corp.*	300	12,402

		137,203

Leisure Equipment & Products - 0.54%
Callaway Golf Co.	850	8,007
Escalade, Inc.	150	1,988
Smith & Wesson Holding Corp.*	550	12,089

		22,084

Life Sciences Tools & Services - 0.46%
Cambrex Corp.*	300	14,127
NeoGenomics, Inc.*+	600	4,722

		18,849

Machinery - 0.77%
Global Brass & Copper Holdings, Inc.	200	4,260

Industry Company	Shares	Value

Machinery (continued)
John Bean Technologies Corp.	300	$14,949
Standex International Corp.	150	12,472

		31,681

Marine - 1.00%
Matson, Inc.	450	19,183
Scorpio Tankers, Inc.	1,800	14,436
Tsakos Energy Navigation, Ltd.	950	7,524

		41,143

Materials - 0.34%
Trinseo SA*	500	14,100

Media - 0.90%
Crown Media Holdings, Inc., Class A*	3,650	20,477
Reading International, Inc., Class A*+	250	3,278
Scholastic Corp.	350	13,496

		37,251

Oil, Gas & Consumable Fuels - 2.11%
Advantage Oil & Gas, Ltd.*	1,750	8,890
Ardmore Shipping Corp.	250	3,180
DHT Holdings, Inc.	1,050	8,494
Matador Resources Co.*+	850	16,804
Nordic American Tankers Ltd.	900	13,986
PDC Energy, Inc.*	400	21,352
Ring Energy, Inc.*+	300	2,115
Solazyme, Inc.*+	800	1,984
Teekay Tankers, Ltd., Class A	1,450	9,976

		86,781

Paper & Forest Products - 0.23%
Neenah Paper, Inc.	150	9,364

Personal Products - 1.33%
Inter Parfums, Inc.	300	7,146
Prestige Brands Holdings, Inc.*	550	28,314
USANA Health Sciences, Inc.*	150	19,162

		54,622

Pharmaceuticals - 3.11%
Amphastar Pharmaceuticals, Inc.*	450	6,404

www.bridgeway.com	44

Small-Cap Momentum Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Pharmaceuticals (continued)
Clovis Oncology, Inc.*	400	$14,000
Heron Therapeutics, Inc.*+	350	9,345
Heska Corp.*	50	1,934
Intra-Cellular Therapies, Inc.*+	450	24,205
Lipocine, Inc.*	200	2,586
Mirati Therapeutics, Inc.*	200	6,320
PRA Health Sciences, Inc.*	600	27,162
Revance Therapeutics, Inc.*	300	10,248
Supernus Pharmaceuticals, Inc.*	550	7,392
TherapeuticsMD, Inc.*	1,800	18,666

		128,262

Professional Services - 2.32%
Barrett Business Services, Inc.+	50	2,177
CBIZ, Inc.*	550	5,423
Exponent, Inc.	250	12,488
Insperity, Inc.+	250	12,037
Kforce, Inc.	300	7,584
Korn/Ferry International	500	16,590
Navigant Consulting, Inc.*	500	8,030
On Assignment, Inc.*	550	24,722
Resources Connection, Inc.	400	6,536

		95,587

Real Estate Investment Trusts (REITs) - 1.61%
CoreSite Realty Corp.	260	14,747
CyrusOne, Inc.	650	24,343
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	350	6,622
Preferred Apartment Communities, Inc., Class A	200	2,616
QTS Realty Trust, Inc., Class A	400	18,044

		66,372

Real Estate Management & Development - 0.56%
Colliers International Group, Inc.	350	15,593
Nam Tai Property, Inc.	350	2,026
RE/MAX Holdings, Inc., Class A	150	5,595

		23,214

Semiconductors & Semiconductor Equipment - 2.52%
Advanced Energy Industries, Inc.*	400	11,292
CEVA, Inc.*	200	4,672

Industry Company	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Cirrus Logic, Inc.*	650	$19,195
Inphi Corp.*	400	10,808
MaxLinear, Inc., Class A*	550	8,101
Monolithic Power Systems, Inc.	400	25,484
Rudolph Technologies, Inc.*	350	4,977
Silicon Laboratories, Inc.*	400	19,416

		103,945

Software - 7.22%
ACI Worldwide, Inc.*	1,200	25,680
American Software, Inc., Class A	250	2,545
AVG Technologies NV*	500	10,025
Blackbaud, Inc.	500	32,930
BroadSoft, Inc.*	300	10,608
Ebix, Inc.+	350	11,477
Ellie Mae, Inc.*	300	18,069
ePlus, Inc.*	100	9,326
Fair Isaac Corp.	325	30,609
Fleetmatics Group PLC*	400	20,316
Globant SA*	350	13,128
HubSpot, Inc.*	350	19,708
Mentor Graphics Corp.	1,200	22,104
Park City Group, Inc.*	200	2,382
Pegasystems, Inc.	800	22,000
Proofpoint, Inc.*	400	26,004
Q2 Holdings, Inc.*	400	10,548
QAD, Inc., Class A	200	4,104
Sapiens International Corp. NV	550	5,610

		297,173

Specialty Retail - 1.82%
Destination XL Group, Inc.*	500	2,760
Express, Inc.*	850	14,688
Lithia Motors, Inc., Class A	250	26,667
Monro Muffler Brake, Inc.	300	19,866
Sportsman’s Warehouse Holdings, Inc.*	500	6,450
Winmark Corp.	50	4,650

		75,081

Textiles, Apparel & Luxury Goods - 0.59%
Culp, Inc.	150	3,821
G-III Apparel Group, Ltd.*	460	20,360

		24,181

Thrifts & Mortgage Finance - 4.12%
Astoria Financial Corp.+	700	11,095
Banc of California, Inc.	400	5,848

45	Semi-Annual Report | December 31, 2015 (Unaudited)

Small-Cap Momentum Fund
SCHEDULE OF INVESTMENTS (continued)

Industry Company	Shares	Value

Common Stocks (continued)
Thrifts & Mortgage Finance (continued)
Bank Mutual Corp.	450	$3,510
Brookline Bancorp, Inc.	700	8,050
Cape Bancorp, Inc.	150	1,865
Charter Financial Corp.	200	2,642
Clifton Bancorp, Inc.+	250	3,585
Dime Community
Bancshares, Inc.	400	6,996
First Defiance Financial Corp.	100	3,778
Flagstar Bancorp, Inc.*	550	12,711
Hingham Institution for Savings	20	2,396
Home Bancorp, Inc.	50	1,299
HomeStreet, Inc.*	250	5,427
Impac Mortgage Holdings, Inc.*+	100	1,800
LendingTree, Inc.*	130	11,606
Meridian Bancorp, Inc.	606	8,545
Meta Financial Group, Inc.	100	4,593
OceanFirst Financial Corp.	200	4,006
Oritani Financial Corp.	500	8,250
Provident Financial Services, Inc.	650	13,097
Pulaski Financial Corp.	150	2,394
Southern Missouri Bancorp, Inc.	100	2,390
Territorial Bancorp, Inc.	100	2,774
Walker & Dunlop, Inc.*	300	8,643
Washington Federal, Inc.	950	22,638
WSFS Financial Corp.	300	9,708

		169,646

Trading Companies & Distributors - 0.60%
Beacon Roofing Supply, Inc.*	600	24,708

Water Utilities - 0.19%
Middlesex Water Co.	150	3,981
York Water Co., (The)	150	3,741

		7,722

Wireless Telecommunication Services - 0.67%
RingCentral, Inc., Class A*	550	12,969
Shenandoah Telecommunications Co.	250	10,762
Spok Holdings, Inc.	200	3,664

		27,395

TOTAL COMMON STOCKS - 100.37%		4,134,258

(Cost $3,966,305)

	Rate^	Shares	Value

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 12.10%
Dreyfus Cash Management Fund**	0.18%	498,353	$498,353

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 12.10%			498,353

(Cost $ 498,353)

TOTAL INVESTMENTS - 112.47%			$4,632,611
(Cost $ 4,464,658)
Liabilities in Excess of Other Assets - (12.47%)			(513,807)

NET ASSETS - 100.00%			$4,118,804

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of December 31, 2015.
^	Rate disclosed as of December 31, 2015.
+	This security or a portion of the security is out on loan as of December 31, 2015. Total loaned securities had a value of $477,945 as of December 31, 2015.

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 12/31/2015 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$4,134,258	$—	$ —	$4,134,258
Investments Purchased with Cash Proceeds from Securities Lending	—	498,353	—	498,353

TOTAL	$4,134,258	$498,353	$ —	$4,632,611

See Notes to Financial Statements.

www.bridgeway.com	46

Small-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited)

December 31, 2015

Dear Fellow Small-Cap Growth Fund Shareholder,

For the quarter ended December 31, 2015, our Fund returned 2.51%, underperforming our primary market benchmark, the Russell 2000 Growth Index (4.32%), and our peer benchmark, the Lipper Small-Cap Growth Funds Index (3.51%). It was a good quarter on an absolute basis, but a weak one on a relative basis.

For the six-month semi-annual period ended December 31, 2015, our Fund returned -5.43%, outperforming the Russell 2000 Growth Index (-9.31%) and the Lipper Small-Cap Growth Funds Index (-8.08%).

For the calendar year, our Fund returned 4.93%, significantly beating the Russell 2000 Growth Index (-1.38%) and the Lipper Small-Cap Growth Funds Index (-1.15%). It was a good year for the Fund, and we are now leading our benchmarks in the longer five-year period, although we still lag in the 10-year and inception-to-date periods.

The table below presents our December quarter, six months, one-year, five-year, 10-year, and inception-to-date financial results.

Standardized Returns as of December 31, 2015

				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	Since Inception (10/31/03)

Small-Cap Growth Fund	2.51%	-5.43%	4.93%	12.79%	4.09%	5.96%
Russell 2000 Growth Index	4.32%	-9.31%	-1.38%	10.67%	7.95%	8.35%
Lipper Small-Cap Growth Funds Index	3.51%	-8.08%	-1.15%	9.55%	6.70%	7.07%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Growth Index is an unmanaged index that consists of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Small-Cap Growth Funds Index is an index of small-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2015, Small-Cap Growth Fund ranked 36th of 558 small-cap growth funds for the 12 months ended December 31, 2015, 28th of 437 over the last five years, 298th of 311 over the last 10 years, and 225th of 250 such funds since inception in October 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

47	Semi-Annual Report | December 31, 2015 (Unaudited)

Small-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Small-Cap Growth Fund vs. Russell 2000 Growth Index & Lipper Small-Cap Growth Funds Index

from Inception 10/31/03 to 12/31/15

Detailed Explanation of Quarterly Performance

The Fund’s relative returns lagged due to underperformance of our company financial health and value metrics models. Exposure to deeper diversifying value stocks, in particular, hurt relative returns during a quarter in which growth outperformed value. Strong gains from our diversifying momentum model helped offset some of the underperformance.

Holdings within the Consumer Discretionary, Consumer Staples and Information Technology sectors negatively affected relative results. A slight underweighting in Health Care stocks also detracted from relative performance.

Detailed Explanation of Calendar Year Performance

All model categories helped the Fund outperform the Russell 2000 Growth Index for the year. It was a strong year for the momentum factor, and as a result our diversifying momentum model posted the biggest gains for the period. The company financial health model category also averaged strong returns and added to relative results.

Holdings in the Health Care, Industrials and Materials sectors boosted relative results for the year.

Top Ten Holdings as of December 31, 2015

Rank	Description	Industry	% of Net Assets
1	Rentech, Inc.	Chemicals	1.6%
2	Avalanche Biotechnologies, Inc.	Health Care	1.6%
3	Diplomat Pharmacy, Inc.	Health Care Providers & Services	1.6%
4	Sientra, Inc.	Health Care	1.6%
5	MarketAxess Holdings, Inc.	Diversified Financial Services	1.6%
6	Park-Ohio Holdings Corp.	Air Freight & Logistics	1.6%
7	CSG Systems International, Inc.	IT Services	1.6%
8	Molina Healthcare, Inc.	Health Care Providers & Services	1.6%
9	Ciena Corp.	Communications Equipment	1.5%
10	Wabash National Corp.	Machinery	1.5%
	Total		15.8%

www.bridgeway.com	48

Small-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of December 31, 2015

	% of Net Assets	% of Russell 2000 Growth Index	Difference
Consumer Discretionary	20.5%	16.7%	3.8%
Consumer Staples	2.1%	3.5%	-1.4%
Energy	1.2%	1.0%	0.2%
Financials	10.0%	7.8%	2.2%
Health Care	24.8%	28.2%	-3.4%
Industrials	13.8%	12.7%	1.1%
Information Technology	21.2%	25.1%	-3.9%
Materials	4.8%	4.0%	0.8%
Telecommunication Services	0.0%	0.8%	-0.8%
Utilities	0.0%	0.1%	-0.1%
Cash & Other Assets	1.7%	0.0%	1.7%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2015, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Small-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

49	Semi-Annual Report | December 31, 2015 (Unaudited)

Small-Cap Growth Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry Company	Shares	Value

COMMON STOCKS - 98.21%
Air Freight & Logistics - 1.56%
Park-Ohio Holdings Corp.	15,400	$566,412

Airlines - 1.39%
Hawaiian Holdings, Inc.*	14,300	505,219

Auto Components - 3.81%
Drew Industries, Inc.	8,900	541,921
Tenneco, Inc.*	9,200	422,372
Tower International, Inc.	14,600	417,122

		1,381,415

Biotechnology - 1.84%
Dynavax Technologies Corp.*	3,500	84,560
Insmed, Inc.*	11,500	208,725
Insys Therapeutics, Inc.*+	13,000	372,190

		665,475

Building Products - 1.41%
American Woodmark Corp.*	6,400	511,872

Chemicals - 4.48%
KMG Chemicals, Inc.	22,200	511,044
Koppers Holdings, Inc.*	28,400	518,300
Rentech, Inc.*	168,500	593,120

		1,622,464

Commercial Services & Supplies - 0.89%
Casella Waste Systems, Inc., Class A*	53,700	321,126

Communications Equipment - 4.11%
Ciena Corp.*	27,000	558,630
Extreme Networks, Inc.*	47,300	192,984
Harmonic, Inc.*	50,400	205,128
Plantronics, Inc.	11,200	531,104

		1,487,846

Construction & Engineering - 0.41%
Comfort Systems USA, Inc.	5,200	147,784

Consumer Finance - 0.87%
Regional Management Corp.*	20,300	314,041

Distributors - 0.36%
VOXX International Corp.*	24,600	129,396

Diversified Consumer Services - 0.57%
Weight Watchers International, Inc.*	9,000	205,200

Industry Company	Shares	Value

Diversified Financial Services - 2.36%
Ashford, Inc.*	5,400	$287,550
MarketAxess Holdings, Inc.	5,100	569,109

		856,659

Electrical Equipment - 0.85%
General Cable Corp.	23,000	308,890

Food & Staples Retailing - 0.85%
Fairway Group Holdings Corp.*+	92,000	60,729
Ingles Markets, Inc., Class A	5,600	246,848

		307,577

Food Products - 1.14%
Cal-Maine Foods, Inc.+	8,900	412,426

Health Care Equipment & Supplies - 6.57%
Abaxis, Inc.	6,100	339,648
ABIOMED, Inc.*	4,900	442,372
LDR Holding Corp.*	2,300	57,753
Masimo Corp.*	12,500	518,875
Sientra, Inc.*	97,200	575,424
Vascular Solutions, Inc.*	3,300	113,487
Zeltiq Aesthetics, Inc.*+	11,600	330,948

		2,378,507

Health Care Providers & Services - 8.22%
AMN Healthcare Services, Inc.*	17,500	543,375
BioTelemetry, Inc.*	33,000	385,440
Chemed Corp.	3,700	554,260
LHC Group, Inc.*	9,500	430,255
Molina Healthcare, Inc.*+	9,300	559,209
RadNet, Inc.*	81,400	503,052

		2,975,591

Hotels, Restaurants & Leisure - 6.95%
BJ’s Restaurants, Inc.*	5,000	217,350
Boyd Gaming Corp.*	26,800	532,516
Isle of Capri Casinos, Inc.*	15,700	218,701
Marriott Vacations Worldwide Corp.	8,300	472,685
Papa John’s International, Inc.	9,500	530,765
Texas Roadhouse, Inc.	15,200	543,704

		2,515,721

Insurance - 1.44%
Maiden Holdings, Ltd.	10,800	161,028

www.bridgeway.com	50

Small-Cap Growth Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Insurance (continued)
Universal Insurance Holdings, Inc.+	15,600	$361,608

		522,636

Internet & Catalog Retail - 1.29%
1-800-Flowers.com, Inc., Class A*	64,000	465,920

Internet Software & Services - 5.18%
Cimpress NV*	6,300	511,182
EarthLink Holdings Corp.	61,300	455,459
EVERTEC, Inc.	5,600	93,744
MaxPoint Interactive, Inc.*	121,700	208,107
RetailMeNot, Inc.*	25,700	254,944
XO Group, Inc.*	22,000	353,320

		1,876,756

IT Services - 5.81%
CSG Systems International, Inc.	15,600	561,288
Forrester Research, Inc.	3,400	96,832
Luxoft Holding, Inc.*	7,100	547,623
PFSweb, Inc.*	41,300	531,531
Science Applications International Corp.	8,000	366,240

		2,103,514

Leisure Equipment & Products - 0.91%
Nautilus, Inc.*	19,700	329,384

Life Sciences Tools & Services - 1.62%
Cambrex Corp.*	10,300	485,027
PAREXEL International Corp.*	1,500	102,180

		587,207

Machinery - 4.36%
Blount International, Inc.*	20,100	197,181
Greenbrier Companies., Inc. (The)	8,600	280,532
John Bean Technologies Corp.	10,900	543,147
Wabash National Corp.*	47,200	558,376

		1,579,236

Metals & Mining - 0.30%
Kaiser Aluminum Corp.	1,300	108,758

Oil, Gas & Consumable Fuels - 1.19%
Western Refining, Inc.+	12,100	431,002

Industry Company	Shares	Value
Personal Products - 0.25%
USANA Health Sciences, Inc.*	700	$89,425

Pharmaceuticals - 6.51%
Avalanche Biotechnologies, Inc.*	62,100	591,192
Diplomat Pharmacy, Inc.*+	17,000	581,740
Lannett Co., Inc.*+	7,100	284,852
SciClone Pharmaceuticals, Inc.*	60,300	554,760
Sucampo Pharmaceuticals, Inc., Class A*	20,000	345,800

		2,358,344

Professional Services - 1.70%
GP Strategies Corp.*	3,700	92,907
TrueBlue, Inc.*	20,300	522,928

		615,835

Real Estate Investment Trusts (REITs) - 2.95%
Inland Real Estate Corp.	49,700	527,814
Ryman Hospitality Properties, Inc.	10,500	542,220

		1,070,034

Real Estate Management & Development - 0.25%
Altisource Portfolio Solutions SA*	3,300	91,773

Road & Rail - 1.18%
Knight Transportation, Inc.	13,700	331,951
P.A.M. Transportation Services, Inc.*	3,400	93,806

		425,757

Semiconductors & Semiconductor Equipment - 1.82%
Cavium, Inc.*	2,800	183,988
Synaptics, Inc.*	2,100	168,714
Xcerra Corp.*	50,400	304,920

		657,622

Software - 4.26%
ACI Worldwide, Inc.*	4,300	92,020
Fair Isaac Corp.	5,500	517,990
Manhattan Associates, Inc.*	7,600	502,892
Marin Software, Inc.*	45,600	163,248
QAD, Inc., Class A	13,000	266,760

		1,542,910

51	Semi-Annual Report | December 31, 2015 (Unaudited)

Small-Cap Growth Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry Company		Shares	Value

Common Stocks (continued)
Specialty Retail - 3.44%
Men’s Wearhouse, Inc. (The)		28,400	$416,912
Outerwall, Inc.+		3,900	142,506
Pier 1 Imports, Inc.+		4,200	21,378
Select Comfort Corp.*		24,600	526,686
Sportsman’s Warehouse Holdings, Inc.*		10,600	136,740

			1,244,222

Textiles, Apparel & Luxury Goods - 3.00%
Culp, Inc.		6,000	152,820
G-III Apparel Group, Ltd.*		11,800	522,268
Wolverine World Wide, Inc.		24,600	411,066

			1,086,154

Thrifts & Mortgage Finance - 2.11%
BofI Holding, Inc.*+		16,800	353,640
Meridian Bancorp, Inc.		29,200	411,720

			765,360

TOTAL COMMON STOCKS - 98.21%			35,565,470

(Cost $34,756,827)
Industry Company		Shares	Value

EXCHANGE TRADED FUND - 1.27%
Exchange Traded Fund - 1.27%
iShares Russell 2000 Growth ETF+		3,300	460,053

TOTAL EXCHANGE TRADED FUND - 1.27%			460,053

(Cost $479,560)
	Rate^	Shares	Value

MONEY MARKET FUND - 1.06%
Dreyfus Cash Management Fund	0.18%	385,791	385,791

TOTAL MONEY MARKET FUND - 1.06%			385,791

(Cost $385,791)

	Rate^	Shares	Value

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 12.81%
Dreyfus Cash Management Fund**	0.18%	4,637,788	$4,637,788

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 12.81%			4,637,788

(Cost $4,637,788)

TOTAL INVESTMENTS - 113.35%			$41,049,102
(Cost $40,259,966)
Liabilities in Excess of Other Assets - (13.35%)			(4,833,744)

NET ASSETS - 100.00%			$36,215,358

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of December 31, 2015. Rate disclosed as of December 31, 2015.
+	This security or a portion of the security is out on loan as of December 31, 2015. Total loaned securities had a value of $4,286,368 as of December 31, 2015.

Summary of inputs used to value the Fund’s investments as of 12/31/2015 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$35,565,470	$—	$ —	$35,565,470
Exchange Traded Fund	460,053	—	—	460,053
Money Market Fund	—	385,791	—	385,791
Investments Purchased with Cash Proceeds from Securities Lending	—	4,637,788	—	4,637,788

TOTAL	$36,025,523	$5,023,579	$ —	$41,049,102

See Notes to Financial Statements.

www.bridgeway.com	52

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited)

December 31, 2015

Dear Fellow Small-Cap Value Fund Shareholder,

For the quarter ended December 31, 2015, our Fund returned -0.75%, underperforming our primary market benchmark, the Russell 2000 Value Index (2.88%), and our peer benchmark, the Lipper Small-Cap Value Funds Index (2.41%). It was a poor quarter.

For the six-month semi-annual period ended December 31, 2015, our Fund returned -9.43%, trailing the Russell 2000 Value Index (-8.17%) and the Lipper Small-Cap Value Funds Index (-8.45%).

For the calendar year, our Fund returned -9.43%, trailing the Russell 2000 Value Index (-7.47%) and the Lipper Small-Cap Value Funds Index (-7.16%). We are leading our primary market benchmark in the five-year period, but lagging in the 10-year period. We still lag our primary and peer benchmarks in the inception-to-date period.

The table below presents our December quarter, six months, one-year, five-year, 10-year, and inception-to-date financial results.

Standardized Returns as of December 31, 2015

				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	Since Inception (10/31/03)

Small-Cap Value Fund	-0.75%	-9.43%	-9.43%	9.29%	4.24%	6.58%
Russell 2000 Value Index	2.88%	-8.17%	-7.47%	7.67%	5.57%	7.35%
Lipper Small-Cap Value Funds Index	2.41%	-8.45%	-7.16%	7.32%	5.98%	7.85%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. The Lipper Small-Cap Value Funds Index is an index of small-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2015, Small-Cap Value Fund ranked 240th of 309 small-cap value funds for the 12 months ended December 31, 2015, 50th of 227 over the last five years, 122nd of 143 over the last 10 years, and 87th of 106 such funds since inception in October 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

53	Semi-Annual Report | December 31, 2015 (Unaudited)

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Small-Cap Value Fund vs. Russell 2000 Value Index & Lipper Small-Cap Value Funds Index

from Inception 10/31/03 to 12/31/15

Detailed Explanation of Quarterly Performance

During a period in which value stocks underperformed growth stocks, the Fund’s deeper value exposure detracted from relative performance. The Fund’s diversifying company financial health models also lagged during the period, contributing to our underperformance. Strong gains in the diversifying price momentum model provided some cushion for the Fund’s relative performance.

Holdings in the Consumer Discretionary, Industrials and Utilities sectors detracted most from relative returns. These three sectors held half of the Fund’s 10 worst-performing stocks.

Detailed Explanation of Calendar Year Performance

A poor fourth-quarter performance was enough to erase previous gains and cause the Fund to underperform for the year. The core value metrics models lagged the market and dragged on relative returns. Our diversifying price momentum model and company financial health models made positive contributions to relative performance, even as they had negative absolute returns for the year.

Holdings in the Health Care and Utilities sectors dragged on the Fund’s relative returns over the year. Our investments in the Energy sector outperformed the benchmark’s energy holdings, which helped boost relative results.

www.bridgeway.com	54

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of December 31, 2015

Rank	Description	Industry	% of Net Assets
1	Sanmina Corp.	Electronic Equipment, Instruments & Components	2.0%
2	Amkor Technology, Inc.	Semiconductors & Semiconductor Equipment	1.7%
3	Maiden Holdings Ltd.	Insurance	1.6%
4	Talmer Bancorp, Inc.	Commercial Banks	1.6%
5	Matson, Inc.	Marine	1.6%
6	Selective Insurance Group, Inc.	Insurance	1.5%
7	Capitol Federal Financial, Inc.	Thrifts & Mortgage Finance	1.5%
8	Innospec, Inc.	Chemicals	1.4%
9	Isle of Capri Casinos, Inc.	Hotels, Restaurants & Leisure	1.4%
10	Neenah Paper, Inc.	Paper & Forest Products	1.4%
	Total		15.7%

Industry Sector Representation as of December 31, 2015

	% of Net Assets	% of Russell 2000 Value Index	Difference
Consumer Discretionary	12.4%	10.1%	2.3%
Consumer Staples	4.1%	3.3%	0.8%
Energy	4.7%	4.4%	0.3%
Financials	38.1%	43.8%	-5.7%
Health Care	6.9%	4.6%	2.3%
Industrials	14.9%	11.6%	3.3%
Information Technology	10.8%	10.8%	0.0%
Materials	4.6%	3.1%	1.5%
Telecommunication Services	1.2%	0.9%	0.3%
Utilities	2.7%	7.4%	-4.7%
Cash & Other Assets	-0.5%	0.0%	-0.5%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2015, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

55	Semi-Annual Report | December 31, 2015 (Unaudited)

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	56

Small-Cap Value Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry Company	Shares	Value
COMMON STOCKS - 100.57%
Aerospace & Defense - 1.26%
Cubic Corp.	16,200	$765,450

Air Freight & Logistics - 1.10%
Atlas Air Worldwide Holdings, Inc.*	16,200	669,708

Airlines - 1.65%
Allegiant Travel Co.	2,400	402,792
SkyWest, Inc.	31,700	602,934

		1,005,726

Biotechnology - 0.77%
PDL BioPharma, Inc.+	132,800	470,112

Building Products - 0.73%
Advanced Drainage Systems, Inc.+	18,500	444,555

Chemicals - 2.45%
Innospec, Inc.	16,200	879,822
Rayonier Advanced Materials, Inc.	62,800	614,812

		1,494,634

Commercial Banks - 12.72%
Customers Bancorp, Inc.*	27,000	734,940
FCB Financial Holdings, Inc., Class A*+	17,800	637,062
First BanCorp.*	118,000	383,500
FNB Corp.	53,100	708,354
Independent Bank Corp., MA	17,200	800,144
Investors Bancorp, Inc.	60,800	756,352
PrivateBancorp, Inc.	17,700	726,054
Talmer Bancorp, Inc., Class A	54,900	994,239
Valley National Bancorp+	58,000	571,300
Webster Financial Corp.	18,300	680,577
Wilshire Bancorp, Inc.	66,100	763,455

		7,755,977

Commercial Services & Supplies - 1.86%
ABM Industries, Inc.	18,500	526,695
ACCO Brands Corp.*	85,600	610,328

		1,137,023

Communications Equipment - 0.88%
Extreme Networks, Inc.*	131,100	534,888

Construction & Engineering - 1.03%
Comfort Systems USA, Inc.	22,200	630,924

Industry Company	Shares	Value

Consumer Finance - 2.17%
Cash America International, Inc.	22,200	$664,890
Nelnet, Inc., Class A	19,700	661,329

		1,326,219

Diversified Consumer Services - 1.31%
Matthews International Corp., Class A	15,000	801,750

Diversified Financial Services - 0.85%
Ladder Capital Corp.	41,500	515,430

Diversified Telecommunication Services - 1.15%
Atlantic Tele-Network, Inc.	9,000	704,070

Electrical Equipment - 0.89%
General Cable Corp.	40,600	545,258

Electronic Equipment, Instruments & Components - 3.90%
Sanmina Corp.*	58,700	1,208,046
Tech Data Corp.*	7,700	511,126
TTM Technologies, Inc.*	101,500	660,765

		2,379,937

Food & Staples Retailing - 1.24%
Ingles Markets, Inc., Class A	17,100	753,768

Food Products - 2.00%
Cal-Maine Foods, Inc.+	10,300	477,302
Sanderson Farms, Inc.+	9,600	744,192

		1,221,494

Gas Utilities - 1.28%
Laclede Group, Inc. (The)	13,100	778,271

Health Care Providers & Services - 6.18%
AMN Healthcare Services, Inc.*	16,500	512,325
Cross Country Healthcare, Inc.*	45,800	750,662
LHC Group, Inc.*	14,500	656,705
Owens & Minor, Inc.	23,500	845,530
RadNet, Inc.*	88,500	546,930
Triple-S Management Corp., Class B*	19,200	459,072

		3,771,224

Hotels, Restaurants & Leisure - 4.67%
Cracker Barrel Old Country Store, Inc.+	5,400	684,882
Isle of Capri Casinos, Inc.*	62,700	873,411

57	Semi-Annual Report | December 31, 2015 (Unaudited)

Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
Marriott Vacations Worldwide Corp.	8,800	$501,160
Penn National Gaming, Inc.*	49,100	786,582

		2,846,035

Household Durables - 2.11%
Bassett Furniture Industries, Inc.	22,700	569,316
LGI Homes, Inc.*+	29,400	715,302

		1,284,618

Household Products -0.91%
Central Garden & Pet Co., Class A*	40,600	552,160

Independent Power Producers & Energy Traders - 0.65%
Talen Energy Corp.*	63,500	395,605

Insurance - 12.54%
American Equity Investment Life Holding Co.	28,600	687,258
AmTrust Financial Services, Inc.+	1,800	110,844
CNO Financial Group, Inc.	30,500	582,245
FBL Financial Group, Inc., Class A	12,800	814,592
Fidelity & Guaranty Life	24,000	608,880
Heritage Insurance Holdings, Inc.	29,400	641,508
Maiden Holdings, Ltd.	67,500	1,006,425
National Western Life Group, Inc., Class A	2,600	655,044
Navigators Group, Inc. (The)*	6,700	574,793
OneBeacon Insurance Group Ltd., Class A	60,220	747,330
Selective Insurance Group, Inc.	27,500	923,450
State Auto Financial Corp.	14,300	294,437

		7,646,806

Internet & Catalog Retail - 1.62%
1-800-Flowers.com, Inc., Class A*	78,900	574,392
Lands’ End, Inc.*+	17,600	412,544

		986,936

Internet Software & Services - 2.19%
EarthLink Holdings Corp.	76,600	569,138
j2 Global, Inc.	9,300	765,576

		1,334,714

Industry Company	Shares	Value

IT Services - 1.29%
Convergys Corp.	31,700	$789,013

Machinery - 1.86%
Global Brass & Copper Holdings, Inc.	38,200	813,660
Titan International, Inc.	82,000	323,080

		1,136,740

Marine - 1.59%
Matson, Inc.	22,800	971,964

Media - 0.82%
Time, Inc.	32,100	503,007

Metals & Mining - 0.73%
Schnitzer Steel Industries, Inc., Class A	31,100	446,907

Oil, Gas & Consumable Fuels - 4.75%
Alon USA Energy, Inc.+	48,600	721,224
Green Plains, Inc.	23,500	538,150
Pacific Ethanol, Inc.*+	36,800	175,904
Renewable Energy Group, Inc.*	77,000	715,330
Ship Finance International, Ltd.	44,900	743,993

		2,894,601

Paper & Forest Products - 1.40%
Neenah Paper, Inc.	13,700	855,291

Real Estate Investment Trusts (REITs) - 5.57%
Geo Group, Inc. (The)	17,400	503,034
Gramercy Property Trust	103,000	795,160
Inland Real Estate Corp.	75,500	801,810
Ramco-Gershenson Properties Trust	45,400	754,094
Summit Hotel Properties, Inc.	45,400	542,530

		3,396,628

Semiconductors & Semiconductor Equipment - 1.71%
Amkor Technology, Inc.*	171,500	1,042,720

Software - 0.79%
Mentor Graphics Corp.	26,100	480,762

Specialty Retail - 2.31%
Build-A-Bear Workshop, Inc.*	29,750	364,140
Sportsman’s Warehouse Holdings, Inc.*	55,900	721,110

www.bridgeway.com	58

Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2015 (Unaudited)

	Industry Company	Shares	Value

Common Stocks (continued)
Specialty Retail (continued)
	Stage Stores, Inc.+	35,800	$326,138

			1,411,388

Textiles, Apparel & Luxury Goods - 0.90%
	Perry Ellis International, Inc.*	29,800	548,916

Thrifts & Mortgage Finance - 4.29%
	Capitol Federal Financial, Inc.	71,900	903,064
	Clifton Bancorp, Inc.+	28,900	414,426
	Impac Mortgage Holdings, Inc.*+	35,500	639,000
	Northwest Bancshares, Inc.	49,300	660,127

			2,616,617

Trading Companies & Distributors - 1.65%
	Textainer Group Holdings, Ltd.	40,800	575,688
	Titan Machinery, Inc.*+	39,400	430,642

			1,006,330

Water Utilities - 0.80%
	California Water Service Group	20,909	486,553

TOTAL COMMON STOCKS - 100.57%			61,340,729

(Cost $65,336,707)
	Rate^	Shares	Value

MONEY MARKET FUND - 0.00%
Dreyfus Cash Management Fund	0.18%	278	278

TOTAL MONEY MARKET FUND - 0.00%			278

(Cost $278)

	Rate^	Shares	Value

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 13.45%
Dreyfus Cash Management Fund**	0.18%	8,205,146	$8,205,146

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 13.45%			8,205,146

(Cost $8,205,146)

Total Investments - 114.02%			$69,546,153
(Cost $73,542,131)
Liabilities in Excess of Other Assets - (14.02%)			(8,550,671)

NET ASSETS - 100.00%			$60,995,482

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of December 31, 2015.
^	Rate disclosed as of December 31, 2015.
+	This security or a portion of the security is out on loan as of December 31, 2015. Total loaned securities had a value of $7,892,496 as of December 31, 2015.

Summary of inputs used to value the Fund’s investments as of 12/31/2015 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$61,340,729	$—	$—	$61,340,729
Money Market Fund	—	278	—	278
Investments Purchased with Cash Proceeds from Securities Lending	—	8,205,146	—	8,205,146

TOTAL	$61,340,729	$8,205,424	$—	$69,546,153

See Notes to Financial Statements

59	Semi-Annual Report | December 31, 2015 (Unaudited)

Large-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited)

December 31, 2015

Dear Fellow Large-Cap Growth Fund Shareholder,

For the quarter ended December 31, 2015, our Fund returned 3.71%, underperforming our primary market benchmark, the Russell 1000 Growth Index (7.32%), and our peer benchmark, the Lipper Large-Cap Growth Funds Index (8.23%). It was a good quarter on an absolute basis, but a poor one on a relative basis during a period of high volatility.

For the six-month semi-annual period ended December 31, 2015, our Fund returned -1.19%, underperforming the Russell 1000 Growth Index (1.64%) and the Lipper Large-Cap Growth Funds Index (1.14%).

For the calendar year, our Fund was up 3.62%, lagging the Russell 1000 Growth Index (5.67%) and the Lipper Large-Cap Growth Funds Index (5.61%). It was a good year for the Fund on an absolute and relative basis until the fourth quarter, which saw a reversal of performance. We are leading our benchmarks in the five-year period, but are slightly lagging our primary benchmark in the longer 10-year and inception-to-date periods.

The table below presents our December quarter, six months, one-year, five-year, 10-year, and inception-to-date financial results.

Standardized Returns as of December 31, 2015

				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	Since Inception (10/31/03)

Large-Cap Growth Fund	3.71%	-1.19%	3.62%	14.25%	7.47%	7.76%
Russell 1000 Growth Index	7.32%	1.64%	5.67%	13.53%	8.53%	8.35%
Lipper Large-Cap Growth Funds Index	8.23%	1.14%	5.61%	12.17%	7.17%	7.45%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 1000 Growth Index is an unmanaged index that consists of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Large-Cap Growth Funds Index is an index of large-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2015, Large-Cap Growth Fund ranked 264th of 622 multi-cap growth funds for the 12 months ended December 31, 2015, 25th of 461 over the last five years, 157th of 315 over the last 10 years, and 163rd of 276 such funds since inception in October 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	60

Large-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Large-Cap Growth Fund vs. Russell 1000 Growth Index & Lipper Large-Cap Growth Funds Index

from Inception 10/31/03 to 12/31/15

Detailed Explanation of Quarterly Performance

A design bias toward smaller stock size was the primary driver of the Fund’s underperformance versus its benchmark, the Russell 1000 Growth Index. All model categories also lagged during the period, which featured increasing stock correlations.

Holdings within Consumer Discretionary and Information Technology sectors detracted from the Fund’s relative performance. These sectors held the Fund’s two largest detractors. Skechers USA declined in performance after reporting lower-than-expected third quarter sales, while software company Fortinet underperformed after lowering its fourth-quarter earnings guidance. The Fund’s Energy holdings added to performance, however, even though Energy was the worst-performing sector during the period.

Detailed Explanation of Calendar Year Performance

The Fund’s bias toward smaller stock size was a large detractor from relative performance in the calendar year. Our diversifying value metrics models also hurt relative performance, as growth generally outperformed value. On an overall basis, the core company financial health model category added to relative results, as did our diversifying price momentum model.

Holdings in the Consumer Discretionary and Information Technology sectors negatively affected the Fund’s relative returns. The Fund’s Energy holdings added to relative results, even though the broader Energy sector posted large losses for the period.

61	Semi-Annual Report | December 31, 2015 (Unaudited)

Large-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of December 31, 2015

Rank	Description	Industry	% of Net Assets
1	Kroger Co (The)	Food & Staples Retailing	2.2%
2	Tesoro Corp	Oil, Gas & Consumable Fuels	2.1%
3	Amazon.com Inc	Internet & Catalog Retail	2.1%
4	Starbucks Corp	Hotels, Restaurants & Leisure	2.1%
5	VeriSign Inc	Internet Software & Services	2.0%
6	O’Reilly Automotive Inc	Specialty Retail	2.0%
7	Foot Locker Inc	Specialty Retail	1.9%
8	Facebook Inc	Internet Software & Services	1.8%
9	Aetna Inc	Health Care Providers & Services	1.8%
10	Lear Corp	Auto Components	1.7%
	Total		19.7%

Industry Sector Representation as of December 31, 2015

	% of Net Assets	% of Russell 1000 Growth Index	Difference
Consumer Discretionary	22.3%	21.2%	1.1%
Consumer Staples	12.0%	11.3%	0.7%
Energy	4.2%	0.5%	3.7%
Financials	5.5%	5.5%	0.0%
Health Care	14.6%	17.1%	-2.5%
Industrials	12.0%	10.8%	1.2%
Information Technology	25.7%	28.0%	-2.3%
Materials	3.6%	3.4%	0.2%
Telecommunication Services	0.0%	2.2%	-2.2%
Utilities	0.0%	0.0%	0.0%
Cash & Other Assets	0.1%	0.0%	0.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2015, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Large-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	62

Large-Cap Growth Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry Company	Shares	Value

COMMON STOCKS – 99.92%
Aerospace & Defense - 2.01%
Honeywell International, Inc.	13,400	$1,387,838
Lockheed Martin Corp.	9,000	1,954,350

		3,342,188

Airlines - 5.57%
Alaska Air Group, Inc.	22,900	1,843,679
American Airlines Group, Inc.	36,100	1,528,835
Delta Air Lines, Inc.	38,900	1,971,841
Southwest Airlines Co.	39,700	1,709,482
United Continental Holdings, Inc.*	38,800	2,223,240

		9,277,077

Auto Components - 1.73%
Lear Corp.	23,500	2,886,505

Beverages - 2.13%
Monster Beverage Corp.*	16,000	2,383,360
PepsiCo, Inc.	11,600	1,159,072

		3,542,432

Biotechnology - 4.03%
Gilead Sciences, Inc.	16,700	1,689,873
Incyte Corp.*	11,300	1,225,485
Regeneron Pharmaceuticals, Inc.*	3,700	2,008,619
United Therapeutics Corp.*	11,400	1,785,354

		6,709,331

Chemicals - 3.55%
Airgas, Inc.	9,400	1,300,208
Dow Chemical Co. (The)	18,500	952,380
LyondellBasell Industries NV, Class A	19,000	1,651,100
Praxair, Inc.	6,400	655,360
Sherwin-Williams Co. (The)	5,200	1,349,920

		5,908,968

Commercial Services & Supplies - 2.15%
Equifax, Inc.	15,500	1,726,235
Waste Management, Inc.	34,700	1,851,939

		3,578,174

Computers & Peripherals - 1.37%
Apple, Inc.	21,700	2,284,142

Consumer Finance - 3.57%
Ally Financial, Inc.*	81,500	1,519,160
Discover Financial Services	31,600	1,694,392
Santander Consumer USA Holdings, Inc.*	81,800	1,296,530

Industry Company	Shares	Value

Consumer Finance (continued)
Synchrony Financial*	47,000	$1,429,270

		5,939,352

Electronic Equipment, Instruments & Components - 0.90%
Amphenol Corp., Class A	28,800	1,504,224

Financials - 2.09%
Global Payments, Inc.	27,200	1,754,672
Total System Services, Inc.	34,600	1,723,080

		3,477,752

Food & Staples Retailing - 6.59%
Costco Wholesale Corp.	11,500	1,857,250
CVS Health Corp.	15,400	1,505,658
Kroger Co. (The)	86,200	3,605,746
Rite Aid Corp.*	218,100	1,709,904
Sysco Corp.	35,500	1,455,500
Walgreens Boots Alliance, Inc.	9,700	826,003

		10,960,061

Food Products - 3.33%
ConAgra Foods, Inc.	40,400	1,703,264
Hormel Foods Corp.	32,400	2,562,192
WhiteWave Foods Co. (The)*	32,900	1,280,139

		5,545,595

Health Care Equipment & Supplies - 1.49%
C.R. Bard, Inc.	4,100	776,704
Edwards Lifesciences Corp.*	21,600	1,705,968

		2,482,672

Health Care Providers & Services - 8.17%
Aetna, Inc.	27,500	2,973,300
Cardinal Health, Inc.	19,100	1,705,057
Centene Corp.*	35,600	2,342,836
Cigna Corp.	10,500	1,536,465
Envision Healthcare Holdings, Inc.*	31,300	812,861
HCA Holdings, Inc.*	39,100	2,644,333
UnitedHealth Group, Inc.	13,400	1,576,376

		13,591,228

Hotels, Restaurants & Leisure - 4.71%
Darden Restaurants, Inc.	26,400	1,680,096
Hilton Worldwide Holdings, Inc.	48,000	1,027,200
Norwegian Cruise Line Holdings, Ltd.*	29,100	1,705,260

63	Semi-Annual Report | December 31, 2015 (Unaudited)

Large-Cap Growth Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
Starbucks Corp.	57,100	$3,427,713

		7,840,269

Insurance - 0.95%
Reinsurance Group of America, Inc.	18,400	1,574,120

Internet & Catalog Retail - 2.07%
Amazon.com, Inc.*	5,100	3,447,039

Internet Software & Services - 6.86%
Alphabet, Inc., Class C*	3,300	2,504,304
eBay, Inc.*	69,200	1,901,616
Facebook, Inc., Class A*	28,600	2,993,276
Rackspace Hosting, Inc.*	26,700	676,044
VeriSign, Inc.*	38,200	3,337,152

		11,412,392

IT Services - 5.58%
Broadridge Financial Solutions, Inc.	32,300	1,735,479
CDW Corp.	48,900	2,055,756
Fidelity National Information Services, Inc.	24,000	1,454,400
Fiserv, Inc.*	24,700	2,259,062
Paychex, Inc.	33,600	1,777,104

		9,281,801

Machinery - 1.07%
Stanley Black & Decker, Inc.	16,700	1,782,391

Media - 2.65%
Comcast Corp., Class A	15,800	891,594
FactSet Research Systems, Inc.	11,800	1,918,326
Netflix, Inc.*	14,000	1,601,320

		4,411,240

Oil, Gas & Consumable Fuels - 4.22%
Marathon Petroleum Corp.	33,400	1,731,456
Tesoro Corp.	33,000	3,477,210
Valero Energy Corp.	25,600	1,810,176

		7,018,842

Pharmaceuticals - 0.94%
Allergan PLC*	5,000	1,562,500

Professional Services - 0.59%
Robert Half International, Inc.	20,800	980,512

Road & Rail - 0.63%
Union Pacific Corp.	13,400	1,047,880

Industry Company	Shares	Value

Semiconductors & Semiconductor Equipment - 5.01%
Avago Technologies, Ltd.	13,100	$1,901,465
Lam Research Corp.	22,800	1,810,776
Micron Technology, Inc.*	93,800	1,328,208
NXP Semiconductors NV*	9,929	836,518
Skyworks Solutions, Inc.	32,000	2,458,560

		8,335,527

Software - 2.68%
Electronic Arts, Inc.*	24,400	1,676,768
Fortinet, Inc.*	39,700	1,237,449
Microsoft Corp.	28,000	1,553,440

		4,467,657

Specialty Retail - 11.05%
Best Buy Co., Inc.	47,600	1,449,420
Foot Locker, Inc.	49,300	3,208,937
Home Depot, Inc. (The)	13,600	1,798,600
L Brands, Inc.	17,200	1,648,104
Lowe’s Companies, Inc.	28,100	2,136,724
O’Reilly Automotive, Inc.*	13,000	3,294,460
Ross Stores, Inc.	31,300	1,684,253
Ulta Salon Cosmetics & Fragrance, Inc.*	13,000	2,405,000
Williams-Sonoma, Inc.	13,100	765,171

		18,390,669

Textiles, Apparel & Luxury Goods - 2.23%
Skechers U.S.A., Inc., Class A*	55,100	1,664,571
Under Armour, Inc., Class A*	25,300	2,039,433

		3,704,004

TOTAL COMMON STOCKS - 99.92%		166,286,544

(Cost $153,254,605)

	Rate^	Shares	Value

MONEY MARKET FUND – 1.12%
Dreyfus Cash Management Fund	0.18%	1,864,489	1,864,489

TOTAL MONEY MARKET FUND - 1.12%			1,864,489

(Cost $1,864,489)

www.bridgeway.com	64

Large-Cap Growth Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Value

TOTAL INVESTMENTS - 101.04%	$168,151,033
(Cost $155,119,094)
Liabilities in Excess of Other Assets - (1.04%)	(1,731,908)

NET ASSETS - 100.00%	$166,419,125

* Non-income producing security. ^ Rate disclosed as of December 31, 2015. PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 12/31/2015 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs

	Investment in Securities (Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$166,286,544	$—	$ —	$166,286,544
Money Market Fund	—	1,864,489	—	1,864,489

TOTAL	$166,286,544	$1,864,489	$ —	$168,151,033

See Notes to Financial Statements.

65	Semi-Annual Report | December 31, 2015 (Unaudited)

Blue Chip 35 Index Fund
MANAGER’S COMMENTARY (Unaudited)

December 31, 2015

Dear Fellow Blue Chip 35 Index Fund Shareholder,

For the quarter ended December 31, 2015, our Fund returned 7.87%, outperforming our primary market benchmark, the S&P 500 Index (7.04%), and our peer benchmark, the Lipper Large-Cap Core Funds Index (6.17%), but lagging the Russell Top 50 Mega Cap Index (9.34%). It was a good quarter.

For the six-month semi-annual period ended December 31, 2015, our Fund returned 1.48%, beating the S&P 500 Index (0.15%) and the Lipper Large-Cap Core Funds Index (-1.42%), but underperforming the Russell Top 50 Mega Cap Index (3.31%).

For the calendar year, our Fund returned 2.17%, beating the S&P 500 Index (1.38%) and the Lipper Large-Cap Core Funds Index (-0.67%). Our fund trailed the Russell Top 50 Mega Cap Index (4.33%).

The table below presents our December quarter, six months, one-year, five-year, 10-year, 15-year, and inception-to-date financial results.

Standardized Returns as of December 31, 2015

				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	Since Inception (7/31/97)

Blue Chip 35 Index Fund	7.87%	1.48%	2.17%	12.26%	7.38%	4.91%	6.45%
S&P 500 Index	7.04%	0.15%	1.38%	12.57%	7.31%	5.00%	6.17%
Russell Top 50 Mega Cap Index	9.34%	3.31%	4.33%	12.68%	6.99%	3.71%	5.11%
Lipper Large-Cap Core Funds Index	6.17%	-1.42%	-0.67%	10.97%	6.35%	4.05%	5.30%
Bridgeway Ultra-Large 35 Index	7.98%	1.64%	2.43%	12.52%	7.63%	5.32%	6.64%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell Top 50 Mega Cap Index measures the performance of the largest companies in the Russell 3000 Index. It includes 50 of the largest securities, based on a combination of their market cap and current index membership, and represents approximately 40% of the total market capitalization of the Russell 3000 Index. The Bridgeway Ultra-Large 35 Index is an index composed of very large, “blue chip” U.S. stocks, excluding tobacco; it is compiled by the adviser of the Fund. The Lipper Large-Cap Core Funds Index reflects the aggregate record of domestic large-cap core mutual funds as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2015, Blue-Chip 35 Index Fund ranked 169th of 876 large-cap core funds for the 12 months ended December 31, 2015, 150th of 708 over the last five years, 106th of 516 over the last 10 years, and 41st of 172 since inception in July 1997. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	66

Blue Chip 35 Index Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Blue Chip 35 Index Fund vs. S&P 500 Index, Russell Top 50 Mega Cap Index, Lipper Large-Cap Core Funds Index & Bridgeway Ultra-Large 35 Index from Inception 7/31/97 to 12/31/15

Detailed Explanation of Quarterly Performance

The Fund’s mega-cap design contributed to relative performance during a quarter in which larger stocks strongly outperformed smaller company shares. The Fund’s exposure to larger stocks helped it outperform the S&P 500, but was not enough to beat the even largers stocks held in the Russell Top 50 Mega Cap Index.

Detailed Explanation of Calendar Year Performance

Mega-cap exposure helped the Fund’s relative performance in a year that strongly favored the stocks of larger companies. For the year, stocks in CRSP decile 1 outperformed those in CRSP decile 2 by 5.42 percentage points.

However, we trailed the market-cap weighted Russell Top 50 Mega Cap Index due to our equal weight design feature, in order to maintain balanced weightings, this feature calls for selling stocks that have appreciated the most while buying those that have declined. By contrast, the index gives more weight to those stocks that have appreciated the most.

The table below presents index performance numbers for stocks in the different deciles during various time periods.

CRSP Decile[1]	Quarter	1 Year	5 Years	10 Years	90 Years
1 (ultra-large)	7.44%	1.74%	12.40%	7.17%	9.28%
2	2.56%	-3.69%	12.26%	8.06%	10.48%
3	3.99%	-2.80%	10.86%	7.92%	10.97%
4	1.27%	-4.77%	11.24%	8.27%	10.81%
5	1.41%	-7.35%	9.61%	9.13%	11.43%
6	3.17%	-7.33%	10.01%	7.71%	11.28%
7	3.93%	-5.87%	9.89%	8.15%	11.43%
8	4.22%	-7.81%	8.79%	8.06%	11.45%
9	4.63%	-11.34%	7.58%	6.76%	11.35%
10 (ultra-small)	1.14%	-11.61%	7.17%	6.54%	13.22%

[1]	Performance figures are as of the period ended December 31, 2015. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

67	Semi-Annual Report | December 31, 2015 (Unaudited)

Blue Chip 35 Index Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Contribution to Returns for Blue Chip 35 Index Fund stocks for the calendar year December 31, 2015:

Rank	Company	Industry	% Contribution to Return
1	Amazon.com, Inc.	Consumer Discretionary	2.7%
2	Microsoft Corporation	Information Technology	0.7%
3	McDonald’s Corporation	Consumer Discretionary	0.7%
4	General Electric Company	Industrials	0.7%
5	Visa Inc. Class A	Information Technology	0.6%
6	Alphabet Inc. Class A	Information Technology	0.6%
7	Alphabet Inc. Class C	Information Technology	0.6%
8	Walt Disney Company	Consumer Discretionary	0.4%
9	PepsiCo, Inc.	Consumer Staples	0.2%
10	Pfizer Inc.	Health Care	0.2%
11	AT&T Inc.	Telecommunication Services	0.2%
12	Gilead Sciences, Inc.	Health Care	0.2%
13	JPMorgan Chase & Co.	Financials	0.2%
14	Coca-Cola Company	Consumer Staples	0.1%
15	Verizon Communications Inc.	Telecommunication Services	0.1%
16	CVS Health Corporation	Consumer Staples	0.1%
17	Wells Fargo & Company	Financials	0.0%
18	Cisco Systems, Inc.	Information Technology	0.0%
19	Johnson & Johnson	Health Care	0.0%
20	Comcast Corporation Class A	Consumer Discretionary	0.0%
21	Apple, Inc.	Information Technology	0.0%
22	Intel Corporation	Information Technology	0.0%
23	Merck & Co., Inc.	Health Care	-0.1%
24	3M Company	Industrials	-0.1%
25	Bank of America Corporation	Financials	-0.2%
26	Procter & Gamble Company	Consumer Staples	-0.3%
27	International Business Machines Corporation	Information Technology	-0.3%
28	Exxon Mobil Corporation	Energy	-0.3%
29	United Parcel Service, Inc. Class B	Industrials	-0.3%
30	Berkshire Hathaway Inc. Class B	Financials	-0.3%
31	United Technologies Corporation	Industrials	-0.3%
32	Chevron Corporation	Energy	-0.4%
33	Schlumberger NV	Energy	-0.4%
34	Oracle Corporation	Information Technology	-0.5%
35	ConocoPhillips	Energy	-0.7%
36	Wal-Mart Stores, Inc.	Consumer Staples	-0.8%
37	QUALCOMM Incorporated	Information Technology	-0.9%

www.bridgeway.com	68

Blue Chip 35 Index Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of December 31, 2015

	% of Net Assets	% of S&P 500 Index	Difference
Consumer Discretionary	12.4%	12.9%	-0.5%
Consumer Staples	13.6%	10.1%	3.5%
Energy	10.1%	6.5%	3.6%
Financials	10.2%	16.5%	-6.3%
Health Care	10.7%	15.2%	-4.5%
Industrials	10.5%	10.0%	0.5%
Information Technology	27.3%	20.7%	6.6%
Materials	0.0%	2.8%	-2.8%
Telecommunication Services	5.1%	2.4%	2.7%
Utilities	0.0%	3.0%	-3.0%
Cash & Other Assets	0.1%	0.0%	0.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those concerning market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2015, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to significant market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Blue Chip 35 Index Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

69	Semi-Annual Report | December 31, 2015 (Unaudited)

Blue Chip 35 Index Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry Company	Shares	Value

COMMON STOCKS - 99.78%
Aerospace & Defense - 2.58%
United Technologies Corp.	153,680	$14,764,038

Air Freight & Logistics - 2.52%
United Parcel Service, Inc., Class B	149,963	14,430,939

Beverages - 5.12%
Coca-Cola Co. (The)	339,214	14,572,633
PepsiCo, Inc.	147,305	14,718,716

		29,291,349

Biotechnology - 3.03%
Gilead Sciences, Inc.	171,300	17,333,847

Commercial Banks - 2.58%
Wells Fargo & Co.	271,159	14,740,203

Communications Equipment - 2.52%
Cisco Systems, Inc.	530,108	14,395,083

Computers & Peripherals - 3.29%
Apple, Inc.	178,850	18,825,751

Diversified Financial Services - 7.64%
Bank of America Corp.	877,508	14,768,460
Berkshire Hathaway, Inc., Class B*	107,450	14,187,698
JPMorgan Chase & Co.	223,495	14,757,375

		43,713,533

Diversified Telecommunication Services - 5.11%
AT&T, Inc.	423,625	14,576,936
Verizon Communications, Inc.	316,189	14,614,256

		29,191,192

Energy Equipment & Services - 2.51%
Schlumberger, Ltd.	205,900	14,361,525

Food & Staples Retailing - 5.87%
CVS Health Corp.	198,900	19,446,453
Wal-Mart Stores, Inc.	230,019	14,100,165

		33,546,618

Hotels, Restaurants & Leisure - 2.77%
McDonald’s Corp.	134,300	15,866,202

Household Products - 2.58%
Procter & Gamble Co. (The)	185,926	14,764,384

Industrial Conglomerates - 5.37%
3M Co.	96,250	14,499,100

Industry Company	Shares	Value

Industrial Conglomerates (continued)
General Electric Co.	520,043	$16,199,339

		30,698,439

Internet & Catalog Retail - 4.23%
Amazon.com, Inc.*	35,800	24,196,862

Internet Software & Services - 3.59%
Alphabet, Inc., Class A*	13,370	10,401,994
Alphabet, Inc., Class C*	13,314	10,103,728

		20,505,722

IT Services - 6.44%
International Business Machines Corp.	104,567	14,390,511
Visa, Inc., Class A	289,400	22,442,970

		36,833,481

Media - 5.36%
Comcast Corp., Class A	253,500	14,305,005
Walt Disney Co. (The)	155,400	16,329,432

		30,634,437

Oil, Gas & Consumable Fuels - 7.62%
Chevron Corp.	164,495	14,797,970
ConocoPhillips	307,435	14,354,140
Exxon Mobil Corp.	185,087	14,427,532

		43,579,642

Pharmaceuticals - 7.64%
Johnson & Johnson	144,452	14,838,109
Merck & Co., Inc.	277,435	14,654,117
Pfizer, Inc.	440,144	14,207,848

		43,700,074

Semiconductors & Semiconductor Equipment - 5.11%
Intel Corp.	430,643	14,835,651
QUALCOMM, Inc.	287,700	14,380,684

		29,216,335

Software - 6.30%
Microsoft Corp.	391,045	21,695,177
Oracle Corp.	392,013	14,320,235

		36,015,412

TOTAL COMMON STOCKS - 99.78%		570,605,068

(Cost $383,053,467)

www.bridgeway.com	70

Blue Chip 35 Index Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2015 (Unaudited)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.32%
Dreyfus Cash Management Fund	0.18%	1,833,976	$1,833,976

TOTAL MONEY MARKET FUND - 0.32%			1,833,976

(Cost $1,833,976)

TOTAL INVESTMENTS - 100.10%			$572,439,044
(Cost $384,887,443)
Liabilities in Excess of Other Assets - (0.10%)			(555,714)

NET ASSETS - 100.00%			$571,883,330

* Non-income producing security. ^ Rate disclosed as of December 31, 2015.

Summary of inputs used to value the Fund’s investments as of 12/31/2015 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$570,605,068	$—	$—	$570,605,068
Money Market Fund	—	1,833,976	—	1,833,976

TOTAL	$570,605,068	$1,833,976	$—	$572,439,044

See Notes to Financial Statements.

71	Semi-Annual Report | December 31, 2015 (Unaudited)

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited)

December 31, 2015

Dear Fellow Managed Volatility Fund Shareholder,

For the quarter ended December 31, 2015, our Fund returned 3.19%, underperforming our primary market benchmark, the S&P 500 Index (7.04%), but outperforming our peer benchmark, the Lipper Balanced Funds Index (2.98%), and the fixed-income only Bloomberg/EFFAS U.S. Government 1-3 Year Total Return Bond Index (-0.46%). Performance for the quarter was in line with the Fund’s design.

For the six-month semi-annual period ended December 31, 2015, our Fund returned -0.12%, trailing the S&P 500 Index (0.15%) and the Bloomberg/EFFAS U.S. Government 1-3 Year Total Return Bond Index (-0.10%). However, we outperformed the Lipper Balanced Funds Index (-1.75%).

For the calendar year, our Fund returned 0.17%, trailing the S&P 500 Index (1.38%) and the Bloomberg/EFFAS U.S. Government 1-3 Year Total Return Bond Index (0.56%), but beating the Lipper Balanced Funds Index (-0.42%).

The table below presents our December quarter, six months, one-year, five-year, 10-year, and inception-to-date financial results.

Standardized Returns as of December 31, 2015

				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	Since Inception (6/30/01)

Managed Volatility Fund	3.19%	-0.12%	0.17%	4.70%	3.17%	3.92%
S&P 500 Index	7.04%	0.15%	1.38%	12.57%	7.31%	5.68%
Bloomberg/EFFAS U.S. Government 1-3 Year Total Return Bond Index	-0.46%	-0.10%	0.56%	0.77%	2.48%	2.71%
Lipper Balanced Funds Index	2.98%	-1.75%	-0.42%	6.98%	5.43%	5.08%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Bloomberg/EFFAS U.S. Government 1-3 year Total Return Bond Index is a transparent benchmark for the total return of the 1-3 year U.S. Government bond market. The Lipper Balanced Funds Index is an index of balanced funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2015, the Managed Volatility Fund ranked 116th of 333 Alternative Long/Short Equity funds for the 12 months ended December 31, 2015, 43rd of 97 over the past five years, 14th of 34 over the last 10 years, and 5th of 15 funds since inception on June 30, 2001. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

According to data from Morningstar as of December 31, 2015, the Managed Volatility Fund ranked 157th of 439 Long-Short funds for the 12 months ended September 31, 2015, 46th of 104 funds over the past five years, and 18th of 33 funds over the last 10 years. Morningstar ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	72

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Managed Volatility Fund vs. S&P 500 Index, Bloomberg/EFFAS Bond Index & Lipper Balanced Funds Index

from Inception 6/30/01 to 12/31/15

Detailed Explanation of Quarterly Performance

The Fund’s 3.19% return represents 45% of the S&P 500 Index’s return of 7.04% for the quarter, which is in line with our objective of capturing 40% of the market’s upside over the long term. During a quarter that saw strong gains for stocks, the equity and option components drove the Fund’s performance, contributing approximately 3.1% and 1.7% to returns, respectively. The futures and fixed-income components returned -1.5% and -0.2%, respectively, which is in line with our expectations for their performance during market conditions such as we experienced in the quarter.

Detailed Explanation of Calendar Year Performance

For the calendar year, the Fund’s 0.17% return failed to capture at least 40% of the S&P 500’s Index’s 1.38% return. The Fund’s equity and fixed-income components were responsible for this underperformance, returning -2.14% and -0.04%, respectively. These declines were partially offset by derivative performance, specifically, a 2.19% return for the Fund’s options component and a 0.16% return for its futures component.

For the calendar year, the Fund had a standard deviation of 4.85, which was 37% of the index’s 13.08 standard deviation during the same period. The Fund continues to perform as designed, particularly over longer time horizons. For 10 years and since inception, the Fund has captured 43% and 69%, respectively, of the S&P 500 Index’s return, with a standard deviation roughly 45% of the Index.

73	Semi-Annual Report | December 31, 2015 (Unaudited)

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of December 31, 2015

Rank	Description	Industry	% of Net Assets
1	Facebook Inc	Internet Software & Services	1.6%
2	Gilead Sciences Inc	Biotechnology	1.4%
3	Exxon Mobil Corp	Oil, Gas & Consumable Fuels	1.1%
4	American Airlines Group Inc	Airlines	1.0%
5	Everest Re Group Ltd	Insurance	1.0%
6	Tyco International Plc	Commercial Services & Supplies	0.9%
7	United Continental Holdings Inc	Airlines	0.9%
8	United Rentals Inc	Trading Companies & Distributors	0.9%
9	Apple Inc	Computers & Peripherals	0.9%
10	Skyworks Solutions Inc	Semiconductors & Semiconductor Equipment	0.9%
	Total		10.6%

Industry Sector Representation as of December 31, 2015

Asset Type	% of Net Assets
Common Stock	59.8%
Consumer Discretionary	11.4%
Consumer Staples	8.6%
Energy	7.6%
Financials	15.7%
Health Care	14.0%
Industrials	14.4%
Information Technology	19.0%
Materials	4.9%
Telecommunication Services	2.2%
Utilities	2.2%
U.S. Government Obligations	38.7%
Call Options Written	-0.7%
Put Options Written	-0.9%
Money Market Funds	1.5%
Other Assets in Excess of Liabilities	1.6%
Total	100%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2015, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in

www.bridgeway.com	74

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

theory, expose shareholders to unlimited loss. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole. The Fund uses an option writing strategy in which the Fund may sell covered calls or secured put options. Options are subject to special risks and may not fully protect the Fund against declines in the value of its stocks. In addition, an option writing strategy limits the upside profit potential normally associated with stocks. Finally, the Fund’s fixed-income holdings are subject to three types of risk. Interest rate risk is the chance that bond prices overall will decline as interest rates rise. Credit risk is the chance that a bond issuer will fail to pay interest and principal. Prepayment risk is the chance that a mortgage-backed bond issuer will repay a higher yielding bond, resulting in a lower paying yield.

Conclusion

Thank you for your continued investment in Managed Volatility Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

75	Semi-Annual Report | December 31, 2015 (Unaudited)

Managed Volatility Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry Company	Shares	Value

COMMON STOCKS - 59.83%
Aerospace & Defense - 1.60%
Honeywell International, Inc.	1,700	$ 176,069
Lockheed Martin Corp.	870	188,920
Northrop Grumman Corp.#	1,100	207,691
Raytheon Co.#	1,800	224,154
United Technologies Corp.	1,140	109,520

		906,354

Air Freight & Logistics - 0.31%
FedEx Corp.#	1,200	178,788

Airlines - 2.20%
American Airlines Group, Inc.#	13,000	550,550
Southwest Airlines Co.#	4,200	180,852
United Continental Holdings, Inc.*#	9,000	515,700

		1,247,102

Auto Components - 0.34%
Delphi Automotive PLC	900	77,157
Goodyear Tire & Rubber Co. (The)#	2,400	78,408
Johnson Controls, Inc.	900	35,541

		191,106

Automobiles - 0.33%
Ford Motor Co.#	7,400	104,266
General Motors Co.#	2,500	85,025

		189,291

Beverages - 1.01%
Coca-Cola Co. (The)#	2,500	107,400
Constellation Brands, Inc., Class A#	2,100	299,124
PepsiCo, Inc.#	1,700	169,864

		576,388

Biotechnology - 2.70%
Alexion Pharmaceuticals, Inc,*	500	95,375
Amgen, Inc.#	1,600	259,728
Biogen, Inc.*#	900	275,715
Celgene Corp.*	1,100	131,736
Gilead Sciences, Inc.#	7,600	769,044

		1,531,598

Capital Markets - 1.29%
Ameriprise Financial, Inc.	680	72,366
BlackRock, Inc.	300	102,156

Industry Company	Shares	Value

Capital Markets (continued)
Charles Schwab Corp. (The)#	7,100	$ 233,803
Goldman Sachs Group, Inc. (The)	700	126,161
Morgan Stanley#	3,300	104,973
State Street Corp.	1,400	92,904

		732,363

Chemicals - 2.01%
Ashland, Inc.#	4,500	462,150
Dow Chemical Co. (The)#	2,700	138,996
LyondellBasell Industries NV, Class A#	1,200	104,280
Monsanto Co.#	1,300	128,076
PPG Industries, Inc.	800	79,056
Praxair, Inc.	1,200	122,880
Sherwin-Williams Co. (The)	400	103,840

		1,139,278

Commercial Banks - 2.16%
BB&T Corp.	1,500	56,715
CIT Group, Inc.#	7,500	297,750
Comerica, Inc.#	1,100	46,013
Huntington Bancshares, Inc.	7,700	85,162
KeyCorp#	4,800	63,312
PNC Financial Services Group, Inc. (The)#	2,100	200,151
U.S. Bancorp#	4,100	174,947
Wells Fargo & Co.#	5,571	302,839

		1,226,889

Commercial Services & Supplies - 1.14%
Tyco International PLC#	16,400	522,996
Waste Management, Inc.#	2,300	122,751

		645,747

Communications Equipment - 0.96%
Cisco Systems, Inc.#	12,500	339,437
Juniper Networks, Inc.#	7,500	207,000

		546,437

Computers & Peripherals - 1.39%
Apple, Inc.#	4,700	494,722
EMC Corp.#	2,000	51,360
HP, Inc.	5,900	69,856
SanDisk Corp.	1,300	98,787
Western Digital Corp.	1,200	72,060

		786,785

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Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Consumer Finance - 0.56%
American Express Co.#	1,800	$125,190
Capital One Financial Corp.#	2,000	144,360
Santander Consumer USA
Holdings, Inc.*#	3,000	47,550

		317,100

Containers & Packaging - 0.05%
Ball Corp.	400	29,092

Diversified Financial Services - 1.88%
Bank of America Corp.#	7,800	131,274
Berkshire Hathaway, Inc., Class B*	1,600	211,264
Citigroup, Inc.#	5,110	264,443
JPMorgan Chase & Co.#	4,400	290,532
McGraw Hill Financial, Inc.#	1,000	98,580
Voya Financial, Inc.#	2,000	73,820

		1,069,913

Diversified Telecommunication Services - 1.34%
AT&T, Inc.#	8,200	282,162
CenturyLink, Inc.#	10,800	271,728
Verizon Communications, Inc.#	4,500	207,990

		761,880

Electric Utilities - 0.62%
American Electric Power Co., Inc.	1,900	110,713
Duke Energy Corp.	1,683	120,149
Exelon Corp.#	4,300	119,411

		350,273

Electrical Equipment - 0.65%
Emerson Electric Co.#	1,500	71,745
Garmin, Ltd.#	8,000	297,360

		369,105

Energy Equipment & Services - 0.83%
Halliburton Co.	1,700	57,868
Helmerich & Payne, Inc.+	1,000	53,550
National Oilwell Varco, Inc.#	10,800	361,692

		473,110

Financials - 0.10%
PayPal Holdings, Inc.*#	1,500	54,300

Food & Staples Retailing - 1.14%
Costco Wholesale Corp.	700	113,050
CVS Health Corp.#	1,800	175,986

Industry Company	Shares	Value

Food & Staples Retailing (continued)
Kroger Co. (The)#	5,000	$209,150
Wal-Mart Stores, Inc.#	2,400	147,120

		645,306

Food Products - 2.07%
Archer-Daniels-Midland Co.#	2,900	106,372
General Mills, Inc.#	3,200	184,512
JM Smucker Co. (The)#	1,400	172,676
Keurig Green Mountain, Inc.	900	80,982
Mondelez International, Inc.#	3,600	161,424
WhiteWave Foods Co. (The)*#	12,000	466,920

		1,172,886

Health Care Equipment & Supplies - 1.05%
Abbott Laboratories#	1,800	80,838
Baxter International, Inc.#	1,300	49,595
Becton Dickinson & Co.#	920	141,763
C.R. Bard, Inc.#	1,100	208,384
Stryker Corp.#	1,260	117,104

		597,684

Health Care Providers & Services - 2.08%
AmerisourceBergen Corp.	500	51,855
Centene Corp.*#	7,000	460,670
DaVita HealthCare Partners, Inc.*	1,600	111,536
Express Scripts Holding Co.*	1,334	116,605
Laboratory Corp. of America Holdings*	900	111,276
UnitedHealth Group, Inc.#	2,800	329,392

		1,181,334

Hotels, Restaurants & Leisure - 1.10%
Carnival Corp.#	1,700	92,616
McDonald’s Corp.	900	106,326
Starbucks Corp.#	2,700	162,081
Starwood Hotels & Resorts Worldwide, Inc.#	2,800	193,984
Wynn Resorts, Ltd.+	500	34,595
Yum! Brands, Inc.#	500	36,525

		626,127

Household Products - 0.90%
Colgate-Palmolive Co.#	2,500	166,550
Kimberly-Clark Corp.#	1,400	178,220
Procter & Gamble Co. (The)#	2,100	166,761

		511,531

77	Semi-Annual Report | December 31, 2015 (Unaudited)

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Independent Power Producers & Energy Traders - 0.11%
AES Corp.	6,800	$65,076

Industrial Conglomerates - 1.02%
3M Co.#	1,400	210,896
Danaher Corp.#	2,400	222,912
General Electric Co.#	4,600	143,290

		577,098

Insurance - 2.23%
Aon PLC#	1,600	147,536
Chubb Corp. (The)	600	79,584
Everest Re Group, Ltd.#	3,000	549,270
Progressive Corp. (The)	2,020	64,236
Reinsurance Group of America, Inc.#	1,000	85,550
Travelers Cos., Inc. (The)#	3,000	338,580

		1,264,756

Internet & Catalog Retail - 0.82%
Amazon.com, Inc.*#	500	337,945
Priceline Group, Inc. (The)*	100	127,495

		465,440

Internet Software & Services - 2.40%
Alphabet, Inc., Class A*#	260	202,283
Alphabet, Inc., Class C*	260	197,309
eBay, Inc.*#	1,500	41,220
Facebook, Inc., Class A*#	8,800	921,008

		1,361,820

IT Services - 1.92%
Automatic Data Processing, Inc.#	1,300	110,136
Cognizant Technology Solutions Corp., Class A*#	4,100	246,082
International Business Machines Corp.	1,300	178,906
MasterCard, Inc., Class A#	1,200	116,832
Teradata Corp.*+	400	10,568
Visa, Inc., Class A#	5,200	403,260
Western Union Co. (The)	1,500	26,865

		1,092,649

Leisure Equipment & Products - 0.18%
Hasbro, Inc.	1,500	101,040

Life Sciences Tools & Services - 0.35%
Thermo Fisher Scientific, Inc.#	1,400	198,590

Machinery - 0.36%
Deere & Co.#+	2,700	205,929

Industry Company	Shares	Value

Media - 1.43%
Comcast Corp., Class A#	3,850	$217,256
News Corp., Class A	3,300	44,088
Omnicom Group, Inc.	1,200	90,792
Scripps Networks Interactive, Inc., Class A	1,400	77,294
Time Warner, Inc.	933	60,337
Twenty-First Century Fox, Inc., Class A#	3,300	89,628
Walt Disney Co. (The)#	2,200	231,176

		810,571

Metals & Mining - 0.73%
Alcoa, Inc.#	33,000	325,710
Freeport-McMoRan, Inc.#	13,000	88,010

		413,720

Multiline Retail - 0.62%
Big Lots, Inc.	500	19,270
Dollar General Corp.#	2,300	165,301
Target Corp.	2,300	167,003

		351,574

Multi-Utilities - 0.58%
Dominion Resources, Inc.	1,920	129,869
Public Service Enterprise Group, Inc.	2,300	88,987
Sempra Energy	1,200	112,812

		331,668

Oil, Gas & Consumable Fuels - 3.70%
Anadarko Petroleum Corp.	1,000	48,580
Apache Corp.	500	22,235
California Resources Corp.	480	1,118
Chesapeake Energy Corp.#+	2,100	9,450
Chevron Corp.#	2,378	213,925
ConocoPhillips#	1,787	83,435
EOG Resources, Inc.	1,000	70,790
Exxon Mobil Corp.#	7,800	608,010
Kinder Morgan, Inc.#	3,300	49,236
Marathon Petroleum Corp.#	2,400	124,416
Murphy Oil Corp.#	11,300	253,685
Occidental Petroleum Corp.	1,200	81,132
Phillips 66	1,693	138,487
Southwestern Energy Co.*#	13,000	92,430
Valero Energy Corp.#	4,100	289,911
Williams Cos., Inc. (The)#	500	12,850

		2,099,690

Paper & Forest Products - 0.14%
International Paper Co.	2,100	79,170

www.bridgeway.com	78

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Pharmaceuticals - 2.22%
AbbVie, Inc.#	4,000	$236,960
Allergan PLC*#	300	93,750
Baxalta, Inc.	1,300	50,739
Bristol-Myers Squibb Co.#	2,279	156,772
Johnson & Johnson#	3,300	338,976
Merck & Co., Inc.#	4,200	221,844
Pfizer, Inc.#	5,100	164,628

		1,263,669

Professional Services - 0.18%
Nielsen Holdings PLC#	2,200	102,520

Real Estate Investment Trusts (REITs) - 1.28%
American Tower Corp.#	1,200	116,340
Crown Castle International
Corp.	1,200	103,740
Public Storage	1,100	272,470
Simon Property Group, Inc.	1,200	233,328

		725,878

Road & Rail - 0.61%
Avis Budget Group, Inc.*#	7,000	254,030
Union Pacific Corp.	1,200	93,840

		347,870

Semiconductors & Semiconductor Equipment - 2.50%
Applied Materials, Inc.#	10,300	192,301
Intel Corp.#	3,600	124,020
Micron Technology, Inc.*#	28,000	396,480
QUALCOMM, Inc.#	2,800	139,958
Skyworks Solutions, Inc.#	6,400	491,712
Texas Instruments, Inc.	1,370	75,090

		1,419,561

Software - 2.07%
Adobe Systems, Inc.*	800	75,152
Citrix Systems, Inc.*#	1,600	121,040
Electronic Arts, Inc.*#	2,000	137,440
Hewlett Packard Enterprise Co.#	5,900	89,680
Intuit, Inc.	1,300	125,450
Microsoft Corp.#	6,300	349,524
Oracle Corp.#	5,460	199,454
salesforce.com, inc.*	1,000	78,400

		1,176,140

Specialty Retail - 1.03%
AutoZone, Inc.*#	600	445,146
Gap, Inc. (The)#	600	14,820
Ross Stores, Inc.#	2,300	123,763

		583,729

Industry Company	Shares	Value

Textiles, Apparel & Luxury Goods - 0.46%
NIKE, Inc., Class B#	4,200	$262,500

Trading Companies & Distributors - 1.08%
NOW, Inc.*	200	3,164
United Rentals, Inc.*#	7,000	507,780
Veritiv Corp.*+	28	1,014
W.W. Grainger, Inc.+	500	101,295

		613,253

TOTAL COMMON STOCKS - 59.83%		33,971,678

(Cost $29,513,532)

Due Date	Discount Rate or Coupon Rate		Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS - 38.73%
U.S. Treasury Bills - 38.73%
01/14/2016	0.000	%(a)	$4,000,000	3,999,876
02/25/2016	0.000	%(a)	3,000,000	2,999,637
03/03/2016	0.000	%(a)	4,000,000	3,999,296
03/17/2016	0.000	%(a)	4,000,000	3,999,188
03/24/2016	0.000	%(a)	4,000,000	3,998,424
03/31/2016	0.000	%(a)	3,000,000	2,998,734

				21,995,155

TOTAL U.S. GOVERNMENT OBLIGATIONS - 38.73%				21,995,155

(Cost $21,991,257)

	Rate^		Shares	Value

MONEY MARKET FUND - 1.54%
Dreyfus Cash Management Fund	0.18%		875,937	875,937

TOTAL MONEY MARKET FUND — 1.54%				875,937

(Cost $875,937)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 0.37%
Dreyfus Cash Management Fund**	0.18%		207,932	207,932

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 0.37%				207,932

(Cost $207,932)

79	Semi-Annual Report | December 31, 2015 (Unaudited)

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Value

TOTAL INVESTMENTS - 100.47%	$57,050,702
(Cost $52,588,658)
Liabilities in Excess of Other Assets - (0.47%)	(268,112)

NET ASSETS - 100.00%	$56,782,590

*    Non-income producing security.

**   This security represents the investment of the collateral received in connection with securities out on loan as of December 31, 2015.

#    Security subject to call or put option written by the Fund.

^    Rate disclosed as of December 31, 2015.

+    This security or a portion of the security is out on loan as of December 31, 2015. Total loaned securities had a value of $183,874 as of December 31, 2015.

(a) Rate represents the effective yield at purchase.

PLC - Public Limited Company

See Notes to Financial Statements.

www.bridgeway.com	80

Managed Volatility Fund
SCHEDULE OF OPTIONS WRITTEN
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Company	Number of Contracts	Value

CALL OPTIONS WRITTEN - (0.73%)

3M Co.
Expiring January, 2016 at $150.00	4	$(1,280)
Abbott Laboratories
Expiring January, 2016 at $47.00	5	(50)
AbbVie, Inc.
Expiring February, 2016 at $57.50	12	(3,984)
Alcoa, Inc.
Expiring February, 2016 at $10.00	330	(17,820)
Allergan PLC
Expiring January, 2016 at $300.00	3	(4,740)
Amazon.com, Inc.
Expiring January, 2016 at $550.00	2	(25,800)
American Airlines Group, Inc.
Expiring January, 2016 at $45.00	130	(2,990)
American Express Co.
Expiring January, 2016 at $77.50	5	(10)
American Tower Corp.
Expiring January, 2016 at $92.50	3	(1,410)
Amgen, Inc.
Expiring January, 2016 at $155.00	4	(3,560)
Aon PLC
Expiring January, 2016 at $95.00	4	(200)
Apple, Inc.
Expiring February, 2016 at $120.00	12	(624)
Applied Materials, Inc.
Expiring January, 2016 at $17.00	26	(4,368)
Archer-Daniels-Midland Co.
Expiring January, 2016 at $45.00	8	(24)
Ashland, Inc.
Expiring January, 2016 at $110.00	45	(2,250)
AT&T, Inc.
Expiring February, 2016 at $35.00	22	(748)
Automatic Data Processing, Inc.
Expiring February, 2016 at $87.50	4	(480)
AutoZone, Inc.
Expiring January, 2016 at $730.00	2	(4,430)
Avis Budget Group, Inc.
Expiring February, 2016 at $42.50	70	(3,850)
Bank Of America Corp.
Expiring February, 2016 at $17.00	20	(1,200)

Company	Number of Contracts	Value

Baxter International, Inc.
Expiring January, 2016 at $37.50	3	$(333)
Becton Dickinson & Co.
Expiring March, 2016 at $155.00	3	(1,320)
Biogen, Inc.
Expiring January, 2016 at $310.00	3	(1,770)
Bristol-Myers Squibb Co.
Expiring March, 2016 at $70.00	7	(1,680)
C.R. Bard, Inc.
Expiring January, 2016 at $200.00	3	(30)
Capital One Financial Corp.
Expiring January, 2016 at $80.00	7	(14)
Carnival Corp.
Expiring January, 2016 at $55.00	5	(425)
Centene Corp.
Expiring February, 2016 at $67.50	70	(20,300)
CenturyLink, Inc.
Expiring April, 2016 at $26.00	12	(1,260)
Expiring January, 2016 at $28.00	65	(260)

		(1,520)
Charles Schwab Corp. (The)
Expiring January, 2016 at $30.00	20	(6,000)
Chesapeake Energy Corp.
Expiring January, 2016 at $8.00	8	(72)
Chevron Corp.
Expiring January, 2016 at $95.00	8	(320)
Cisco Systems, Inc.
Expiring January, 2016 at $27.00	30	(1,290)
CIT Group, Inc.
Expiring January, 2016 at $42.00	75	(825)
Citigroup, Inc.
Expiring January, 2016 at $52.50	15	(1,125)
Citrix Systems, Inc.
Expiring January, 2016 at $75.00	5	(1,215)
Coca-Cola Co. (The)
Expiring March, 2016 at $43.00	8	(984)
Cognizant Technology Solutions Corp., Class A
Expiring January, 2016 at $67.50	15	(45)
Colgate-Palmolive Co.
Expiring February, 2016 at $67.50	7	(679)
Comcast Corp., Class A
Expiring January, 2016 at $62.50	10	(30)
Comerica, Inc.
Expiring January, 2016 at $43.00	3	(144)
ConocoPhillips
Expiring January, 2016 at $50.00	4	(160)

81	Semi-Annual Report | December 31, 2015 (Unaudited)

Managed Volatility Fund
SCHEDULE OF OPTIONS WRITTEN (continued)
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Company	Number of Contracts	Value

Call Options Written (continued)
Constellation Brands, Inc., Class A
Expiring January, 2016 at $140.00	7	$(3,290)
CVS Health Corp.
Expiring January, 2016 at $110.00	5	(5)
Danaher Corp.
Expiring March, 2016 at $95.00	8	(1,760)
Deere & Co.
Expiring January, 2016 at $82.50	7	(70)
Dollar General Corp.
Expiring February, 2016 at $72.50	7	(1,435)
Dow Chemical Co. (The)
Expiring March, 2016 at $50.00	9	(3,105)
eBay, Inc.
Expiring January, 2016 at $27.50	5	(240)
Electronic Arts, Inc.
Expiring January, 2016 at $70.00	5	(660)
EMC Corp.
Expiring January, 2016 at $26.00	20	(600)
Emerson Electric Co.
Expiring January, 2016 at $48.00	5	(500)
Everest Re Group, Ltd.
Expiring January, 2016 at $180.00	30	(12,900)
Exelon Corp.
Expiring April, 2016 at $28.00	12	(1,260)
Exxon Mobil Corp.
Expiring February, 2016 at $80.00	20	(3,120)
Expiring January, 2016 at $75.00	15	(5,310)

		(8,430)
Facebook, Inc., Class A
Expiring February, 2016 at $105.00	55	(25,795)
Expiring March, 2016 at $110.00	10	(3,480)

		(29,275)
FedEx Corp.
Expiring January, 2016 at $160.00	4	(36)
Ford Motor Co.
Expiring March, 2016 at $14.00	25	(1,475)
Freeport-McMoRan, Inc.
Expiring February, 2016 at $9.00	130	(2,340)
Gap, Inc. (The)
Expiring January, 2016 at $33.00	6	(12)
Garmin, Ltd.
Expiring January, 2016 at $35.00	80	(19,440)

Company	Number of Contracts	Value

General Electric Co.
Expiring March, 2016 at $31.00	10	$(1,060)
General Mills, Inc.
Expiring April, 2016 at $62.50	10	(460)
General Motors Co.
Expiring March, 2016 at $35.00	25	(2,625)
Gilead Sciences, Inc.
Expiring April, 2016 at $105.00	8	(2,592)
Expiring February, 2016 at $110.00	50	(4,900)

		(7,492)
Hewlett-Packard Co.
Expiring February, 2016 at $30.00	15	(240)
Intel Corp.
Expiring February, 2016 at $36.00	8	(392)
JM Smucker Co. (The)
Expiring January, 2016 at $120.00	4	(1,600)
Johnson & Johnson
Expiring January, 2016 at $100.00	8	(2,768)
JPMorgan Chase & Co.
Expiring January, 2016 at $65.00	15	(2,520)
Juniper Networks, Inc.
Expiring January, 2016 at $30.00	25	(75)
KeyCorp
Expiring March, 2016 at $13.00	15	(1,170)
Kimberly-Clark Corp.
Expiring April, 2016 at $125.00	4	(2,480)
Kinder Morgan, Inc.
Expiring January, 2016 at $32.50	8	(8)
Kroger Co. (The)
Expiring January, 2016 at $40.00	15	(3,225)
LyondellBasell Industries NV, Class A
Expiring January, 2016 at $90.00	4	(340)
Marathon Petroleum Corp.
Expiring January, 2016 at $50.00	6	(1,530)
MasterCard, Inc., Class A
Expiring January, 2016 at $100.00	4	(176)
McGraw Hill Financial, Inc.
Expiring February, 2016 at $97.50	3	(1,080)
Merck & Co., Inc.
Expiring January, 2016 at $55.00	12	(120)
Micron Technology, Inc.
Expiring January, 2016 at $16.00	200	(800)

www.bridgeway.com	82

Managed Volatility Fund
SCHEDULE OF OPTIONS WRITTEN (continued)
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Company	Number of Contracts	Value

Call Options Written (continued)
Expiring January, 2016 at $18.00	20	$ (20)

		(820)
Microsoft Corp.
Expiring February, 2016 at $55.00	20	(4,700)
Mondelez International, Inc.
Expiring March, 2016 at $45.00	10	(2,170)
Monsanto Co.
Expiring April, 2016 at $105.00	5	(950)
Morgan Stanley
Expiring January, 2016 at $36.00	10	(10)
Murphy Oil Corp.
Expiring February, 2016 at $22.50	113	(17,967)
National Oilwell Varco, Inc.
Expiring February, 2016 at $40.00	100	(1,500)
Nielsen Holdings PLC
Expiring February, 2016 at $48.00	7	(770)
NIKE, Inc., Class B
Expiring January, 2016 at $65.00	14	(462)
Northrop Grumman Corp.
Expiring February, 2016 at $190.00	4	(2,136)
Oracle Corp.
Expiring January, 2016 at $39.00	15	(45)
PayPal Holdings, Inc.
Expiring January, 2016 at $35.00	4	(700)
PepsiCo, Inc.
Expiring April, 2016 at $100.00	4	(1,400)
Pfizer, Inc.
Expiring March, 2016 at $33.00	15	(1,020)
PNC Financial Services Group, Inc. (The)
Expiring February, 2016 at $97.50	6	(1,116)
Procter & Gamble Co. (The)
Expiring April, 2016 at $82.50	7	(868)
QUALCOMM, Inc.
Expiring January, 2016 at $57.50	7	(14)
Raytheon Co.
Expiring February, 2016 at $130.00	7	(1,057)
Reinsurance Group of America, Inc.
Expiring January, 2016 at $90.00	10	(550)
Ross Stores, Inc.
Expiring February, 2016 at $52.50	6	(1,770)
Santander Consumer USA Holdings, Inc.
Expiring April, 2016 at $16.00	30	(3,450)

Company	Number of Contracts	Value

Skyworks Solutions, Inc.
Expiring February, 2016 at $80.00	60	$(22,200)
Southwest Airlines Co.
Expiring January, 2016 at $46.00	12	(132)
Southwestern Energy Co.
Expiring March, 2016 at $6.00	130	(23,530)
Starbucks Corp.
Expiring January, 2016 at $62.50	8	(160)
Starwood Hotels & Resorts Worldwide, Inc.
Expiring February, 2016 at $75.00	28	(1,596)
Stryker Corp.
Expiring January, 2016 at $100.00	4	(20)
Thermo Fisher Scientific, Inc.
Expiring January, 2016 at $130.00	4	(4,760)
Travelers Cos., Inc. (The)
Expiring January, 2016 at $115.00	10	(710)
Twenty-First Century Fox, Inc., Class A
Expiring January, 2016 at $31.00	7	(35)
Tyco International PLC
Expiring April, 2016 at $32.00	13	(1,742)
Expiring January, 2016 at $37.00	120	(3,240)

		(4,982)
U.S. Bancorp
Expiring January, 2016 at $43.00	12	(924)
United Continental Holdings, Inc.
Expiring February, 2016 at $60.00	90	(15,750)
United Rentals, Inc.
Expiring February, 2016 at $75.00	70	(22,400)
UnitedHealth Group, Inc.
Expiring March, 2016 at $120.00	9	(4,095)
Valero Energy Corp.
Expiring January, 2016 at $65.00	12	(7,500)
Verizon Communications, Inc.
Expiring February, 2016 at $47.00	15	(765)
Visa, Inc., Class A
Expiring January, 2016 at $80.00	15	(495)
Voya Financial, Inc.
Expiring February, 2016 at $42.00	20	(100)
Wal-Mart Stores, Inc.
Expiring January, 2016 at $67.50	8	(8)

83	Semi-Annual Report | December 31, 2015 (Unaudited)

Managed Volatility Fund
SCHEDULE OF OPTIONS WRITTEN (continued)
Showing percentage of net assets as of December 31, 2015 (Unaudited)

Company	Number of Contracts	Value

Call Options Written (continued)
Walt Disney Co. (The)
Expiring January, 2016 at $110.00	6	$(234)
Waste Management, Inc.
Expiring January, 2016 at $55.00	7	(175)
Wells Fargo & Co.
Expiring January, 2016 at $55.00	15	(1,005)
WhiteWave Foods Co. (The)
Expiring February, 2016 at $40.00	120	(20,760)
Williams Cos., Inc. (The)
Expiring January, 2016 at $50.00	5	(15)
Yum! Brands, Inc.
Expiring January, 2016 at $85.00	5	(10)

TOTAL CALL OPTIONS WRITTEN — (0.73%)		(412,129)

(Premiums received $(654,220))

PUT OPTIONS WRITTEN - (0.89%)

Acuity Brands, Inc.
Expiring February, 2016 at $230.00	10	(8,520)
AerCap Holdings NV
Expiring January, 2016 at $40.00	100	(1,500)
Aflac, Inc.
Expiring February, 2016 at $65.00	90	(48,600)
Alphabet, Inc., Class A
Expiring March, 2016 at $720.00	8	(17,080)
Amazon.com, Inc.
Expiring February, 2016 at $650.00	11	(27,511)
Apple, Inc.
Expiring January, 2016 at $100.00	60	(3,660)
Baxter International, Inc.
Expiring January, 2016 at $32.50	90	(180)
Delta Air Lines, Inc.
Expiring March, 2016 at $50.00	110	(29,150)
Edison International
Expiring January, 2016 at $62.50	20	(6,400)
Exelon Corp.
Expiring January, 2016 at $27.00	105	(3,675)
Exxon Mobil Corp.
Expiring January, 2016 at $80.00	70	(17,570)
General Motors Co.
Expiring March, 2016 at $35.00	150	(32,400)
Goodyear Tire & Rubber Co. (The)
Expiring January, 2016 at $31.00	120	(1,800)
Johnson & Johnson
Expiring January, 2016 at $97.50	60	(960)
NIKE, Inc., Class B
Expiring January, 2016 at $60.00	50	(2,400)

Company	Number of Contracts	Value

Santander Consumer USA Holdings, Inc.
Expiring January, 2016 at $20.00	9	$(3,150)
Expiring January, 2016 at $21.00	106	(47,700)

		(50,850)
Seagate Technology PLC
Expiring January, 2016 at $32.00	40	(520)
Skechers U.S.A., Inc.
Expiring January, 2016 at $46.67	114	(165,300)
Starbucks Corp.
Expiring January, 2016 at $57.50	60	(1,740)
Tesoro Corp.
Expiring February, 2016 at $105.00	20	(11,500)
Expiring February, 2016 at $110.00	35	(29,750)

		(41,250)
Valero Energy Corp.
Expiring March, 2016 at $67.50	70	(21,700)
VeriSign, Inc.
Expiring March, 2016 at $90.00	40	(22,200)

TOTAL PUT OPTIONS WRITTEN — (0.89%)		(504,966)

(Premiums received $(438,367))
TOTAL OPTIONS WRITTEN — (1.62%)		$(917,095)

(Premiums received $(1,092,587))

www.bridgeway.com	84

Managed Volatility Fund
SCHEDULE OF OPTIONS WRITTEN (continued)

Summary of inputs used to value the Fund’s investments as of 12/31/2015 (See Note 2 in Notes to Financial Statements):

	Assets Table
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$33,971,678	$ —	$ —	$33,971,678
U.S. Government Obligations	—	21,995,155	—	21,995,155
Money Market Fund	—	875,937	—	875,937
Investments Purchased with Cash Proceeds from Securities Lending	—	207,932	—	207,932

TOTAL	$33,971,678	$23,079,024	$ —	$57,050,702

	Liabilities Table
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Options Written	$(909,887)	$(7,208)	$ —	$(917,095)

TOTAL	$(909,887)	$(7,208)	$ —	$(917,095)

See Notes to Financial Statements.

85	Semi-Annual Report | December 31, 2015 (Unaudited)

THIS PAGE INTENTIONALLY LEFT BLANK

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015 (Unaudited)

ASSETS	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market	Small-Cap Momentum

Investments at value	$224,828,060	$120,926,160	$382,221,121	$4,632,611
Receivables:
Portfolio securities sold	2,992,983	553,950	833,162	6,868
Fund shares sold	302,257	44,100	529,855	-
Dividends and interest	152,299	151,738	266,162	4,716
Receivable from investment adviser	-	-	-	8,457
Deposits with brokers	-	-	-	-
Prepaid expenses	22,457	11,807	35,665	4,782

Total assets	228,298,056	121,687,755	383,885,965	4,657,434

LIABILITIES
Payables:
Portfolio securities purchased	2,195,798	1,006,296	847,538	185
Fund shares redeemed	260,980	271,998	3,501,882	-
Due to custodian	-	-	-	12,837
Loan payable	435	-	2,784	-
Payable upon return of securities loaned	10,789,705	12,430,202	36,309,249	498,353
Accrued Liabilities:
Investment adviser fees	50,800	83,753	165,386	-
Administration fees	4,238	2,153	6,992	82
Directors’ fees	2,683	1,412	4,340	56
Other	105,570	44,673	142,845	27,117
Call options written at value	-	-	-	-
Put options written at value	-	-	-	-

Total liabilities	13,410,209	13,840,487	40,981,016	538,630

NET ASSETS	$214,887,847	$107,847,268	$342,904,949	$4,118,804

NET ASSETS REPRESENT
Paid-in capital	$306,753,984	$110,554,649	$282,182,085	$3,927,781
Undistributed (distributions in excess of) net investment income	257,076	159,023	(1,610,142)	13,925
Accumulated net realized gain (loss) on investments	(99,199,358)	461,984	17,024,975	9,145
Net unrealized appreciation (depreciation) on investments	7,076,145	(3,328,388)	45,308,031	167,953

NET ASSETS	$214,887,847	$107,847,268	$342,904,949	$4,118,804

Shares of common stock outstanding of $.001 par value*	4,014,339	4,095,333	26,590,996	364,957

Net asset value, offering price and redemption price per share	$53.53	$26.33	$ 12.90(a)	$11.29(a)

Total investments at cost	$217,751,915	$124,254,548	$336,913,090	$4,464,658
Premiums received on call options written	$-	$-	$ -	$-
Premiums received on put options written	$-	$-	$ -	$-

*	See Note1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.
(a)	Redemption of shares held less than six months may be charged a 2% redemption fee. See Note 8.

See Notes to Financial Statements.

87	Semi-Annual Report | December 31, 2015 (Unaudited)

Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility

$41,049,102	$69,546,153	$168,151,033	$572,439,044	$57,050,702

-	1,480,003	-	3,053,928	-
60,315	43,103	407,135	1,047,734	218,560
33,942	140,404	51,336	679,631	24,271
-	-	-	-	-
-	-	-	-	727,651
14,025	16,847	16,352	61,760	12,919

41,157,384	71,226,510	168,625,856	577,282,097	58,034,103

236,277	1,226,698	1,712,001	4,797,438	-
18,233	82,797	369,648	460,148	64,059
-	-	-	-	-
-	629,004	-	2,381	-
4,637,788	8,205,146	-	-	207,932

18,431	40,575	74,564	13,143	28,062
705	1,251	3,246	11,291	1,134
336	782	163	5,532	484
30,256	44,775	47,109	108,834	32,747
-	-	-	-	412,129
-	-	-	-	504,966

4,942,026	10,231,028	2,206,731	5,398,767	1,251,513

$36,215,358	$60,995,482	$166,419,125	$571,883,330	$56,782,590

$45,695,448	$86,026,503	$166,264,013	$396,463,294	$54,050,448

26,341	284,803	(12,661)	(4,109)	67,917
(10,295,567)	(21,319,846)	(12,864,166)	(12,127,456)	(1,973,311)
789,136	(3,995,978)	13,031,939	187,551,601	4,637,536

$36,215,358	$60,995,482	$166,419,125	$571,883,330	$56,782,590

1,808,756	3,064,502	7,136,452	48,917,867	4,043,364

$20.02	$19.90	$ 23.32	$ 11.69	$14.04

$40,259,966	$73,542,131	$155,119,094	$384,887,443	$52,588,658
$-	$-	$ -	$ -	$ 654,220
$-	$-	$ -	$ -	$ 438,367

www.bridgeway.com	88

STATEMENTS OF OPERATIONS

Six Months Ended December 31, 2015 (Unaudited)

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market	Small-Cap Momentum

INVESTMENT INCOME
Dividends	$1,086,607	$655,255	$ 2,165,490	$ 31,474
Less: foreign taxes withheld	(13,150)	(2,645)	-	(94)
Interest	-	-	-	-
Securities lending	86,494	702,591	758,894	3,658

Total Investment Income	1,159,951	1,355,201	2,924,384	35,038

EXPENSES
Investment advisory fees - Base fees	1,039,311	522,926	930,664	12,902
Investment advisory fees - Performance adjustment	(463,128)	-	-	-
Administration fees	26,876	13,516	43,345	546
Accounting fees	38,135	32,879	62,253	30,941
Transfer agent fees	80,865	30,152	58,363	18,168
Audit fees	12,753	8,815	17,676	5,094
Legal fees	13,383	6,869	21,111	274
Custody fees	4,325	9,539	11,357	6,336
Blue sky fees	12,939	6,006	14,544	12,111
Directors’ and officers’ fees	12,883	6,496	20,640	265
Shareholder servicing fees	87,591	22,097	174,022	2,124
Reports to shareholders	13,647	3,351	17,753	147
Miscellaneous expenses	23,273	13,381	33,929	2,849

Total Expenses	902,853	676,027	1,405,657	91,757

Less expenses reimbursed by investment adviser	-	-	(24,052)	(70,644)

Net Expenses	902,853	676,027	1,381,605	21,113

NET INVESTMENT INCOME	257,098	679,174	1,542,779	13,925

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized Gain (Loss) on:
Investments	567,884	3,967,317	28,024,805	9,146
Written options	-	-	-	-
Futures contracts	-	-	-	-

Net Realized Gain (Loss)	567,884	3,967,317	28,024,805	9,146

Change in Unrealized Appreciation (Depreciation) on:
Investments	(23,817,545)	(20,344,865)	(69,845,801)	(268,890)
Written options	-	-	-	-

Net Change in Unrealized Appreciation (Depreciation)	(23,817,545)	(20,344,865)	(69,845,801)	(268,890)

Net Realized and Unrealized Gain (Loss) on Investments	(23,249,661)	(16,377,548)	(41,820,996)	(259,744)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(22,992,563)	$(15,698,374)	$(40,278,217)	$(245,819)

See Notes to Financial Statements.

89	Semi-Annual Report | December 31, 2015 (Unaudited)

Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility

$ 153,651	$ 792,226	$ 848,137	$ 7,574,278	$ 335,144
-	-	-	-	-
-	-	-	-	4,299
44,441	71,524	52,008	-	718

198,092	863,750	900,145	7,574,278	340,161

109,276	204,000	408,366	235,718	173,767
7,301	15,065	8,815	-	-
4,234	7,926	18,943	68,478	6,737
25,852	27,919	33,323	59,072	33,114
27,027	33,363	31,015	30,611	23,016
6,153	7,223	20,019	24,244	9,642
1,963	3,961	12,104	33,184	3,070
2,160	1,945	2,001	5,137	4,544
11,689	12,007	43,735	25,090	12,785
1,926	3,794	7,379	31,450	3,044
13,367	26,077	66,372	107,063	22,601
2,302	5,000	11,913	52,993	2,643
3,435	7,580	12,655	57,591	5,023

216,685	355,860	676,640	730,631	299,986

(44,934)	(36,036)	-	(288,660)	(27,751)

171,751	319,824	676,640	441,971	272,235

26,341	543,926	223,505	7,132,307	67,926

2,871,821	(402,661)	(98,496)	7,908,418	265,315
-	-	-	-	1,266,712
-	-	-	-	664,781

2,871,821	(402,661)	(98,496)	7,908,418	2,196,808

(4,956,652)	(6,886,611)	(2,024,793)	(7,302,473)	(2,340,034)
-	-	-	-	24,697

(4,956,652)	(6,886,611)	(2,024,793)	(7,302,473)	(2,315,337)

(2,084,831)	(7,289,272)	(2,123,289)	605,945	(118,529)

$(2,058,490)	$(6,745,346)	$(1,899,784)	$ 7,738,252	$ (50,603)

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STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Investors 1		Ultra-Small Company
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	December 31, 2015	June 30, 2015	December 31, 2015	June 30, 2015
	(Unaudited)		(Unaudited)
OPERATIONS
Net investment income	$ 257,098	$ 99,006	$ 679,174	$ 945,005
Net realized gain (loss) on investments	567,884	25,307,168	3,967,317	(1,713,902)
Net change in unrealized appreciation (depreciation) on investments	(23,817,545)	(13,663,556)	(20,344,865)	(10,407,890)

Net increase (decrease) in net assets resulting from operations	(22,992,563)	11,742,618	(15,698,374)	(11,176,787)

DISTRIBUTIONS:
From net investment income.	(99,024)	(540,861)	(1,116,218)	(1,052,434)
From net realized gains	-	-	-	(27,750,353)

Net decrease in net assets from distributions	(99,024)	(540,861)	(1,116,218)	(28,802,787)

SHARE TRANSACTIONS:
Proceeds from sale of shares	7,738,695	9,973,079	1,194,371	1,395,869
Reinvestment of distributions	95,200	511,322	1,038,195	27,164,352
Cost of shares redeemed	(17,900,528)	(33,042,204)	(5,287,371)	(13,194,608)
Redemption fees	-	-	-	-

Net increase (decrease) in net assets resulting from share transactions	(10,066,633)	(22,557,803)	(3,054,805)	15,365,613

Net decrease in net assets	(33,158,220)	(11,356,046)	(19,869,397)	(24,613,961)

NET ASSETS:
Beginning of period	248,046,067	259,402,113	127,716,665	152,330,626

End of period**	$214,887,847	$248,046,067	$107,847,268	$127,716,665

SHARES ISSUED & REDEEMED
Issued	140,265	172,109	41,877	41,473
Distributions reinvested	1,751	9,139	39,808	906,990
Redeemed	(321,386)	(563,075)	(191,566)	(384,777)

Net increase (decrease)	(179,370)	(381,827)	(109,881)	563,686
Outstanding at beginning of period	4,193,709	4,575,536	4,205,214	3,641,528

Outstanding at end of period	4,014,339	4,193,709	4,095,333	4,205,214

** Including undistributed net investment income (loss) of:	$ 257,076	$ 99,002	$ 159,023	$ 596,067

See Notes to Financial Statements.

91	Semi-Annual Report | December 31, 2015 (Unaudited)

Ultra-Small Company Market		Small-Cap Momentum
Six Months Ended December 31, 2015	Year Ended June 30, 2015	Six Months Ended December 31, 2015	Year Ended June 30, 2015

(Unaudited)		(Unaudited)

$ 1,542,779	$ 2,968,400	$ 13,925	$ 40,172
28,024,805	33,400,024	9,146	142,632
(69,845,801)	(23,058,470)	(268,890)	11,922

(40,278,217)	13,309,954	(245,819)	194,726

(3,152,924)	(3,294,374)	(9,442)	(27,463)
(37,500,446)	(37,828,878)	(115,289)	(442,934)

(40,653,370)	(41,123,252)	(124,731)	(470,397)

27,972,490	46,724,160	194,215	181,242
39,249,741	39,489,770	124,005	467,987
(46,256,181)	(79,731,098)	(951,474)	(1,145,289)
17,481	87,151	55	28

20,983,531	6,569,983	(633,199)	(496,032)

(59,948,056)	(21,243,315)	(1,003,749)	(771,703)

402,853,004	424,096,319	5,122,553	5,894,256

$342,904,948	$402,853,004	$4,118,804	$5,122,553

1,917,636	2,862,947	16,511	14,977
3,073,590	2,643,224	10,802	42,390
(3,294,708)	(4,894,380)	(79,245)	(93,856)

1,696,518	611,791	(51,932)	(36,489)
24,894,478	24,282,687	416,889	453,378

26,590,996	24,894,478	364,957	416,889

$ (1,610,142)	$ 3	$ 13,925	$ 9,442

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STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Small-Cap Growth		Small-Cap Value
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	December 31, 2015	June 30, 2015	December 31, 2015	June 30, 2015
	(Unaudited)		(Unaudited)
OPERATIONS
Net investment income (loss)	$ 26,341	$ (23,592)	$ 543,926	$ 1,006,371
Net realized gain (loss) on investments	2,871,821	4,000,306	(402,661)	5,855,994
Net change in unrealized appreciation (depreciation) on investments	(4,956,652)	481,668	(6,886,611)	(8,924,705)

Net increase (decrease) in net assets resulting from operations	(2,058,490)	4,458,382	(6,745,346)	(2,062,340)

DISTRIBUTIONS:
From net investment income	-	(21,907)	(1,200,493)	(581,377)

Net decrease in net assets from distributions	-	(21,907)	(1,200,493)	(581,377)

SHARE TRANSACTIONS:
Proceeds from sale of shares	4,430,136	4,488,921	1,621,324	5,477,606
Reinvestment of distributions	-	20,925	1,160,996	548,083
Cost of shares redeemed	(2,957,583)	(5,563,663)	(7,082,237)	(15,922,282)

Net increase (decrease) in net assets resulting from share transactions	1,472,553	(1,053,817)	(4,299,917)	(9,896,593)

Net increase (decrease) in net assets	(585,937)	3,382,658	(12,245,756)	(12,540,310)

NET ASSETS:
Beginning of period	36,801,295	33,418,637	73,241,238	85,781,548

End of period*	$36,215,358	$36,801,295	$60,995,482	$73,241,238

SHARES ISSUED & REDEEMED
Issued	213,041	228,708	75,648	248,054
Distributions reinvested	-	1,168	57,532	26,087
Redeemed	(142,697)	(280,771)	(339,013)	(723,093)

Net increase (decrease)	70,344	(50,895)	(205,833)	(448,952)
Outstanding at beginning of period	1,738,412	1,789,307	3,270,335	3,719,287

Outstanding at end of period	1,808,756	1,738,412	3,064,502	3,270,335

* Including undistributed net investment income (loss) of:	$ 26,341	$ -	$ 284,803	$ 941,370

See Notes to Financial Statements.

93	Semi-Annual Report | December 31, 2015 (Unaudited)

Large-Cap Growth		Blue Chip 35 Index		Managed Volatility
Six Months Ended December 31, 2015	Year Ended June 30, 2015	Six Months Ended December 31, 2015	Year Ended June 30, 2015	Six Months Ended December 31, 2015	Year Ended June 30, 2015

(Unaudited)		(Unaudited)		(Unaudited)

$ 223,505	$ 678,230	$ 7,132,307	$ 13,543,483	$ 67,926	$ 15,857
(98,496)	7,237,893	7,908,418	4,936,744	2,196,808	950,869
(2,024,793)	1,817,428	(7,302,473)	16,801,251	(2,315,337)	(716,847)

(1,899,784)	9,733,551	7,738,252	35,281,478	(50,603)	249,879

(775,100)	(330,018)	(14,480,684)	(11,713,217)	(15,844)	(59,691)

(775,100)	(330,018)	(14,480,684)	(11,713,217)	(15,844)	(59,691)

28,014,555	101,191,213	55,811,447	187,796,541	5,582,795	24,595,261
753,120	316,957	13,464,160	11,360,966	15,002	55,735
(16,166,971)	(10,761,992)	(91,472,950)	(178,887,373)	(7,757,125)	(12,740,758)

12,600,704	90,746,178	(22,197,343)	20,270,134	(2,159,328)	11,910,238

9,925,820	100,149,711	(28,939,775)	43,838,395	(2,225,775)	12,100,426

156,493,305	56,343,594	600,823,105	556,984,710	59,008,365	46,907,939

$166,419,125	$156,493,305	$571,883,330	$600,823,105	$56,782,590	$59,008,365

1,190,302	4,302,332	4,756,977	16,033,306	401,410	1,745,954
31,858	14,681	1,130,492	1,007,178	1,078	4,036
(685,167)	(464,212)	(7,848,580)	(15,052,751)	(559,754)	(913,317)

536,993	3,852,801	(1,961,111)	1,987,733	(157,266)	836,673
6,599,459	2,746,658	50,878,978	48,891,245	4,200,630	3,363,957

7,136,452	6,599,459	48,917,867	50,878,978	4,043,364	4,200,630

$ (12,661)	$ 538,934	$ (4,109)	$ 7,344,268	$ 67,917	$ 15,835

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

AGGRESSIVE INVESTORS 1

	For the Period Ended 12/31/15 (Unaudited)	Year Ended June 30
		2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$59.15	$56.69	$43.21	$33.13	$38.19	$27.67

Income from Investment Operations:
Net Investment Income(a)	0.06	0.02	0.11	0.65	0.62	0.51
Net Realized and Unrealized Gain (Loss)	(5.66)	2.56	13.73	9.84	(4.37)	10.72

Total from Investment Operations	(5.60)	2.58	13.84	10.49	(3.75)	11.23

Less Distributions to Shareholders from:
Net Investment Income	(0.02)	(0.12)	(0.36)	(0.41)	(1.31)	(0.71)

Total Distributions	(0.02)	(0.12)	(0.36)	(0.41)	(1.31)	(0.71)

Net Asset Value, End of Period	$53.53	$59.15	$56.69	$43.21	$33.13	$38.19

Total Return	(9.46%)(b)	4.57%	32.14%	31.92%	(9.57%)	40.81%

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$214,888	$248,046	$259,402	$221,337	$206,010	$106,757
Expenses Before Waivers and Reimbursements	0.78%(c)	1.32%	1.01%	0.74%(d)	(0.04%)(d)	(0.41%)(d)
Expenses After Waivers and Reimbursements	0.78%(c)	1.32%	1.01%	0.74%	(0.04%)	(0.41%)
Net Investment Income After Waivers and Reimbursements	0.22%(c)	0.04%	0.22%	1.69%	1.86%	1.49%
Portfolio Turnover Rate	65%(b)	107%	125%	149%	125%	107%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized for periods less than one year.
(d)	For the years ended June 30, 2011, June 30, 2012 and June 30, 2013, the expense ratio was significantly lower than in past years, due to a negative performance adjustment to the investment advisory fee. Please refer to Note 3 of the Notes to Financial Statements for further information. The rate shown may not be indicative of the rate going forward.

See Notes to Financial Statements.

95	Semi-Annual Report | December 31, 2015 (Unaudited)

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

ULTRA-SMALL COMPANY

	For the Period Ended 12/31/15 (Unaudited)	Year Ended June 30
		2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$30.37	$41.83	$39.36	$27.57	$29.65	$22.94

Income from Investment Operations:
Net Investment Income(a)	0.16	0.24	0.41	0.43	0.13	0.07
Net Realized and Unrealized Gain (Loss)	(3.93)	(3.53)	8.33	11.38	(1.79)	6.83

Total from Investment Operations	(3.77)	(3.29)	8.74	11.81	(1.66)	6.90

Less Distributions to Shareholders from:
Net Investment Income	(0.27)	(0.30)	(0.76)	(0.02)	(0.42)	(0.19)
Net Realized Gain	-	(7.87)	(5.51)	-	-	-

Total Distributions	(0.27)	(8.17)	(6.27)	(0.02)	(0.42)	(0.19)

Net Asset Value, End of Period	$26.33	$30.37	$41.83	$39.36	$27.57	$29.65

Total Return	(12.40)%(b)	(7.60)%	23.72%	42.85%	(5.41%)	30.12%

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$107,847	$127,717	$152,331	$132,064	$102,110	$94,434
Expenses Before Waivers and Reimbursements	1.16%(c)	1.11%	1.10%	1.17%	1.22%	1.18%
Expenses After Waivers and Reimbursements .	1.16%(c)	1.11%	1.10%	1.17%	1.22%	1.18%
Net Investment Income After Waivers and Reimbursements	1.17%(c)	0.68%	0.98%	1.33%	0.49%	0.27%
Portfolio Turnover Rate	49%(b)	90%	99%	89%	93%	110%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized for periods less than one year.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

ULTRA-SMALL COMPANY MARKET

	For the Period Ended 12/31/15 (Unaudited)	Year Ended June 30
		2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$16.18	$17.46	$15.44	$14.67	$15.34	$11.72

Income from Investment Operations:
Net Investment Income(a)	0.06	0.12	0.12	0.22	0.12	0.12
Net Realized and Unrealized Gain (Loss)	(1.68)	0.38	3.66	3.49	(0.09)	3.65

Total from Investment Operations	(1.62)	0.50	3.78	3.71	0.03	3.77

Less Distributions to Shareholders from:
Net Investment Income	(0.13)	(0.14)	(0.18)	(0.40)	(0.14)	(0.15)
Net Realized Gain	(1.53)	(1.64)	(1.59)	(2.54)	(0.56)	—

Total Distributions	(1.66)	(1.78)	(1.77)	(2.94)	(0.70)	(0.15)

Paid in Capital from Redemption Fees(a)	0.00(b)	0.00(b)	0.01	0.00(b)	0.00(b)	0.00(b)

Net Asset Value, End of Period	$12.90	$16.18	$17.46	$15.44	$14.67	$15.34

Total Return	(9.92%)(c)(d)	3.72%	25.48%	29.95%(d)	1.05%(d)	32.22%(d)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$342,905	$402,853	$424,096	$341,647	$302,432	$393,883
Expenses Before Waivers and Reimbursements	0.76%(e)	0.73%	0.72%	0.79%	0.83%	0.79%
Expenses After Waivers and Reimbursements	0.75%(e)	0.73%	0.72%	0.75%	0.75%	0.75%
Net Investment Income After Waivers and Reimbursements	0.83%(e)	0.74%	0.73%	1.52%	0.86%	0.82%
Portfolio Turnover Rate	19%(c)	32%	29%	41%	31%	42%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Amount represents less than $0.005.
(c)	Not annualized.
(d)	Total return would have been lower had various fees not been waived during the period.
(e)	Annualized for periods less than one year.

See Notes to Financial Statements.

97	Semi-Annual Report | December 31, 2015 (Unaudited)

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

SMALL-CAP MOMENTUM

	For the Period Ended 12/31/15 (Unaudited)	Year Ended June 30
		2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$12.29	$13.00	$12.19	$11.25	$12.74	$9.33

Income from Investment Operations:
Net Investment Income(a)	0.04	0.09	0.01	0.10	0.04	0.09
Net Realized and Unrealized Gain (Loss)	(0.69)	0.37	2.29	2.20	(0.35)	3.40

Total from Investment Operations	(0.65)	0.46	2.30	2.30	(0.31)	3.49

Less Distributions to Shareholders from:
Net Investment Income	(0.03)	(0.07)	(0.02)	(0.19)	(0.01)	(0.08)
Net Realized Gain	(0.32)	(1.10)	(1.47)	(1.17)	(1.18)	-

Total Distributions	(0.35)	(1.17)	(1.49)	(1.36)	(1.19)	(0.08)

Paid in Capital from Redemption Fees(a)	0.00(b)	0.00(b)	0.00(b)	0.00(b)	0.01	0.00(b)

Net Asset Value, End of Period	$11.29	$12.29	$13.00	$12.19	$11.25	$12.74

Total Return	(5.32%)(c)(d)	4.54%(d)	19.46%(d)	22.31%(d)	(1.40%)(d)	37.49%(d)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$4,119	$5,123	$5,894	$4,437	$2,070	$3,002
Expenses Before Waivers and Reimbursements	3.91%(e)	3.36%	3.08%	5.42%	5.73%	5.43%
Expenses After Waivers and Reimbursements	0.90%(e)	0.90%	0.90%	0.90%	0.90%	0.90%
Net Investment Income After Waivers and Reimbursements	0.59%(e)	0.77%	0.07%	0.89%	0.38%	0.79%
Portfolio Turnover Rate	91%(c)	198%	242%	264%	230%	272%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Amount represents less than $0.005.
(c)	Not annualized.
(d)	Total return would have been lower had various fees not been waived during the period.
(e)	Annualized for periods less than one year.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

SMALL-CAP GROWTH

	For the Period Ended 12/31/15 (Unaudited)	Year Ended June 30
		2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$21.17	$18.68	$15.11	$11.63	$12.42	$9.14

Income from Investment Operations:
Net Investment Income (Loss)(a)	0.02	(0.01)	0.01	0.08	(0.02)	(0.01)
Net Realized and Unrealized Gain (Loss)	(1.17)	2.51	3.63	3.40	(0.77)	3.31

Total from Investment Operations	(1.15)	2.50	3.64	3.48	(0.79)	3.30

Less Distributions to Shareholders from:
Net Investment Income	-	(0.01)	(0.07)	-	0.00(b)	(0.02)

Total Distributions	-	(0.01)	(0.07)	-	0.00(b)	(0.02)

Net Asset Value, End of Period	$20.02	$21.17	$18.68	$15.11	$11.63	$12.42

Total Return	(5.43%)(c)(d)	13.41%(d)	24.11%(d)	29.92%(d)	(6.35%)(d)	36.17%(d)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$36,215	$36,801	$33,419	$30,605	$31,778	$46,717
Expenses Before Waivers and Reimbursements	1.19%(e)	1.08%	1.07%	1.13%	1.08%	0.98%
Expenses After Waivers and Reimbursements .	0.94%(e)	0.94%	0.94%	0.94%	0.94%	0.94%
Net Investment Income (Loss) After Waivers and Reimbursements	0.14%(e)	(0.07%)	0.06%	0.60%	(0.14%)	(0.12%)
Portfolio Turnover Rate	70%(c)	123%	121%	78%	63%	87%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Amount represents less than $0.005.
(c)	Not annualized.
(d)	Total return would have been lower had various fees not been waived during the period.
(e)	Annualized for periods less than one year.

See Notes to Financial Statements.

99	Semi-Annual Report | December 31, 2015 (Unaudited)

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

SMALL-CAP VALUE

	For the Period Ended 12/31/15 (Unaudited)	Year Ended June 30
		2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$22.40	$23.06	$19.21	$14.82	$15.12	$11.45

Income from Investment Operations:
Net Investment Income(a)	0.17	0.29	0.15	0.29	0.15	0.14
Net Realized and Unrealized Gain (Loss)	(2.28)	(0.78)	3.80	4.46	(0.26)	3.60

Total from Investment Operations	(2.11)	(0.49)	3.95	4.75	(0.11)	3.74

Less Distributions to Shareholders from:
Net Investment Income	(0.39)	(0.17)	(0.10)	(0.36)	(0.19)	(0.07)

Total Distributions	(0.39)	(0.17)	(0.10)	(0.36)	(0.19)	(0.07)

Net Asset Value, End of Period	$19.90	$22.40	$23.06	$19.21	$14.82	$15.12

Total Return	(9.43%)(b)(c)	(2.10%)(c)	20.63%(c)	32.49%	(0.59%)(c)	32.73%

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$60,995	$73,241	$85,782	$79,248	$67,610	$93,714
Expenses Before Waivers and Reimbursements	1.05%(d)	0.98%	0.97%	0.91%	0.99%	0.87%
Expenses After Waivers and Reimbursements	0.94%(d)	0.94%	0.94%	0.91%	0.94%	0.87%
Net Investment Income After Waivers and Reimbursements	1.60%(d)	1.30%	0.71%	1.71%	1.10%	1.03%
Portfolio Turnover Rate	38%(b)	74%	83%	64%	49%	84%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Not annualized.
(c)	Total return would have been lower had various fees not been waived during the period.
(d)	Annualized for periods less than one year.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

LARGE-CAP GROWTH

	For the Period Ended 12/31/15 (Unaudited)	Year Ended June 30
		2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$23.71	$20.51	$16.18	$13.33	$13.38	$10.17

Income from Investment Operations:
Net Investment Income(a)	0.03	0.17	0.13	0.16	0.09	0.06
Net Realized and Unrealized Gain (Loss)	(0.31)	3.14	4.29	2.88	(0.05)	3.22

Total from Investment Operations	(0.28)	3.31	4.42	3.04	0.04	3.28

Less Distributions to Shareholders from:
Net Investment Income	(0.11)	(0.11)	(0.09)	(0.19)	(0.09)	(0.07)

Total Distributions	(0.11)	(0.11)	(0.09)	(0.19)	(0.09)	(0.07)

Net Asset Value, End of Period	$23.32	$23.71	$20.51	$16.18	$13.33	$13.38

Total Return	(1.19%)(b)(c)	16.19%	27.41%(c)	23.06%(c)	0.37%(c)	32.31%(c)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$166,419	$156,493	$56,344	$47,967	$48,444	$58,478
Expenses Before Waivers and Reimbursements	0.83%(d)	0.81%	0.87%	0.90%	0.92%	0.86%
Expenses After Waivers and Reimbursements	0.83%(d)	0.81%	0.84%	0.84%	0.84%	0.84%
Net Investment Income After Waivers and Reimbursements	0.27%(d)	0.75%	0.70%	1.10%	0.74%	0.47%
Portfolio Turnover Rate	29%(b)	48%	74%	49%	55%	65%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Not annualized.
(c)	Total return would have been lower had various fees not been waived during the period.
(d)	Annualized for periods less than one year.

See Notes to Financial Statements.

101	Semi-Annual Report | December 31, 2015 (Unaudited)

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

BLUE CHIP 35 INDEX

	For the Period Ended 12/31/15 (Unaudited)	Year Ended June 30
		2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.81	$11.39	$9.59	$8.16	$7.60	$6.18

Income from Investment Operations:
Net Investment Income(a)	0.14	0.26	0.23	0.21	0.17	0.15
Net Realized and Unrealized Gain	0.04	0.39	1.77	1.46	0.55	1.39

Total from Investment Operations	0.18	0.65	2.00	1.67	0.72	1.54

Less Distributions to Shareholders from:
Net Investment Income	(0.30)	(0.23)	(0.20)	(0.24)	(0.16)	(0.12)

Total Distributions	(0.30)	(0.23)	(0.20)	(0.24)	(0.16)	(0.12)

Net Asset Value, End of Period	$11.69	$11.81	$11.39	$9.59	$8.16	$7.60

Total Return	1.48%(b)(c)	5.77%(c)	21.11%(c)	20.89%(c)	9.72%(c)	25.10%(c)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$571,883	$600,823	$556,985	$463,146	$264,161	$331,565
Expenses Before Waivers and Reimbursements	0.25%(d)	0.23%	0.25%	0.27%	0.29%	0.27%
Expenses After Waivers and Reimbursements	0.15%(d)	0.15%	0.15%	0.15%	0.15%	0.15%
Net Investment Income After Waivers and Reimbursements	2.42%(d)	2.19%	2.20%	2.36%	2.28%	2.09%
Portfolio Turnover Rate	5%(b)	19%	28%	28%	33%	19%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Not annualized.
(c)	Total return would have been lower had various fees not been waived during the period.
(d)	Annualized for periods less than one year.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

MANAGED VOLATILITY

	For the Period Ended 12/31/15 (Unaudited)	Year Ended June 30
		2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$14.05	$13.94	$12.75	$11.94	$11.58	$10.23

Income from Investment Operations:
Net Investment Income(a)	0.02	0.00(b)	0.02	0.05	0.04	0.07
Net Realized and Unrealized Gain	(0.03)	0.13	1.20	0.81	0.39	1.37

Total from Investment Operations	(0.01)	0.13	1.22	0.86	0.43	1.44

Less Distributions to Shareholders from:
Net Investment Income	0.00(b)	(0.02)	(0.03)	(0.05)	(0.07)	(0.09)

Total Distributions	0.00(b)	(0.02)	(0.03)	(0.05)	(0.07)	(0.09)

Net Asset Value, End of Period	$14.04	$14.05	$13.94	$12.75	$11.94	$11.58

Total Return	(0.12%)(c)(d)	0.92%(d)	9.61%(d)	7.23%(d)	3.74%(d)	14.15%(d)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$56,783	$59,008	$46,908	$26,703	$23,705	$29,246
Expenses Before Waivers and Reimbursements	1.04%(e)	1.04%	1.14%	1.35%	1.43%	1.22%
Expenses After Waivers and Reimbursements	0.94%(e)	0.94%	0.94%	0.94%	0.94%	0.94%
Net Investment Income After Waivers and Reimbursements	0.23%(e)	0.03%	0.17%	0.37%	0.39%	0.63%
Portfolio Turnover Rate	21%(c)	38%	39%	45%	41%	34%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Amount represents less than $0.005.
(c)	Not annualized.
(d)	Total return would have been lower had various fees not been waived during the period.
(e)	Annualized for periods less than one year.

See Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (Unaudited)

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with 11 investment funds as of December 31, 2015 (each is referred to as a “Fund” and collectively, the “Funds”). The Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Blue Chip 35 Index and Managed Volatility Funds are presented in this report. The Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds are included in a separate report.

Bridgeway is authorized to issue 1,915,000,000 shares of common stock at $0.001 per share. As of December 31, 2015, 100,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares have been classified into the Blue Chip 35 Index Fund. 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Ultra-Small Company Market, Omni Small-Cap Value, Omni Tax-Managed Small-Cap Value, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value and Large-Cap Growth Funds. 50,000,000 shares have been classified into the Managed Volatility Fund.

The Ultra-Small Company Fund is open to existing investors (direct only).

All of the Funds are no-load, diversified funds.

The Aggressive Investors 1 Fund seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three year intervals or more).

The Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value and Large-Cap Growth Funds seek to provide a long-term total return on capital, primarily through capital appreciation.

The Blue Chip 35 Index Fund seeks to provide long-term total return on capital, primarily through capital appreciation, but also some income.

The Managed Volatility Fund seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Funds.

2. Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

Securities, Options, Futures and Other Investments Valuation Other than options, securities for which market quotations are readily available are valued at the last sale price on the national exchange on which such securities are primarily traded. In the case of securities reported on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system, the securities are valued based on the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their primary exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Fixed income securities are valued on the basis of current market quotations provided by a pricing service. Options are valued at the close if there is trading volume and, if there is no trading volume, the options are valued at the bid on long positions and the ask on the short positions.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015 (Unaudited)

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating the Funds’ NAVs may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

The inputs and valuation techniques used to determine the value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – quoted prices in active markets for identical assets

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs, are classified as Level 2 prices. These generally include certain U.S. Government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

The Dreyfus Cash Management Fund, which is held by each Fund, invests primarily in securities that are valued at cost or amortized cost. Therefore, these investments are classified as Level 2 investments.

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the results of the Funds’ operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of December 31, 2015 is included with each Fund’s Schedule of Investments.

The Funds’ policy is to recognize transfers into, and transfers out of, each level of hierarchy as of the beginning of the reporting period. For the period ended December 31, 2015, the Ultra-Small Company Market Fund transferred a security with a value of $436,985 from Level 2 to Level 1 as of the end of the period, due to the market becoming active. There were no transfers between Level 1 and Level 2 in any of the other Funds. Details regarding transfers into, and transfers out of, Level 3 can be found at the end of each Schedule of Investments for Funds that held Level 3 securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015 (Unaudited)

Securities Lending Upon lending its securities to third parties, each Fund receives compensation in the form of fees. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or re-pledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, resulting in a loss. Under the terms of the Securities Lending Agreement, the Funds are indemnified for such losses by the securities lending agent.

While securities are on loan, the Fund continues to receive dividends on the securities loaned and recognizes any gain or loss in the fair value of the securities loaned.

Securities lending transactions are entered into by a Fund under a Securities Lending Agreement which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral or to offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency.

The market value of securities on loan, all of which are classified as common stocks in the Funds’ Schedules of Investments, and the value of the related collateral are shown together in the Statements of Assets and Liabilities as a component of Investments at value.

The following table is a summary of the Funds’ securities loaned and related collateral, which are subject to a netting agreement as of December 31, 2015:

				Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received[2]	Net Amount

Aggressive Investors 1
Securities lending	$10,469,156	-	$10,469,156	-	$10,469,156	-

Ultra-Small Company
Securities lending	$11,715,841	-	$11,715,841	-	$11,715,841	-

Ultra-Small Company Market					-	-
Securities lending	$34,254,298	-	$34,254,298	-	$34,254,298	-

Small-Cap Momentum
Securities lending	$ 477,945	-	$ 477,945	-	$ 477,945	-

Small-Cap Growth
Securities lending	$ 4,286,368	-	$ 4,286,368	-	$ 4,286,368	-

Small-Cap Value
Securities lending	$ 7,892,496	-	$ 7,892,496	-	$ 7,892,496	-

Managed Volatility
Securities lending	$ 183,874	-	$ 183,874	-	$ 183,874	-

[1]	Securities loaned with a value of $2,937, $965,900, $22,855, $39,165, $509,515, and $1,249,316 in Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, and Small-Cap Value, respectively, have been sold and are pending settlement on January 1, 2016.
[2]	Collateral with a value of $10,789,705, $12,430,202, $36,309,249, $498,353, $4,637,788, $8,205,146, and $207,932 has been received in

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015 (Unaudited)

connection with securities lending of Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, and Managed Volatility Funds, respectively. Excess of collateral received from an individual counterparty is not shown here for financial reporting purposes.

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of December 31, 2015 the collateral consisted of an institutional money market fund.

Use of Estimates in Financial Statements  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities on the date of the financial statements and the disclosure of contingent assets and liabilities on the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties  The Funds provide for various investment options, including stocks, bonds and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

Security Transactions, Investment Income and Expenses  Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date. Particularly related to the Managed Volatility Fund, discounts and premiums are accreted/amortized on the effective interest method.

Fund expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Funds’ total net assets or other appropriate basis.

Distributions to Shareholders  The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December.

Derivatives

The Funds’ use of derivatives for the period ended December 31, 2015 was limited to futures contracts, purchased options, and written options. The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds, categorized by primary underlying risk.

Primary Underlying Risk/Fund	Derivative Assets	Derivative Liabilities	Location on Statement of Assets and Liabilities

Equity Risk
Aggresive Investors 1:
Call Options Purchased	$7,950	—	Investments at Value

Managed Volatility:
Written Call Options	—	$412,129	Call options written at value
Written Put Options	—	504,966	Put options written at value

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015 (Unaudited)

Primary Underlying Risk/Fund	Amount of Realized Gain (Loss) on Derivatives	Amount of Unrealized Gain (Loss) on Derivatives	Location of Gain (Loss) in the Statement of Operations

Equity Risk
Aggresive Investors 1:
Call Options Purchased			Change in Unrealized Appreciation
	—	$(94,584)	(Depreciation) on Investments

Managed Volatility:
Written Options	$1,266,712	$ 24,697	Realized Gain (Loss) on Written Options
			and Change in Unrealized Appreciation
			(Depreciation) on Written options
Futures Contracts	$ 664,781	—	Realized Gain (Loss) on Futures contracts

The derivative instruments outstanding as of December 31, 2015, as disclosed in the Notes to the Financial Statements, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period, as disclosed in the Statements of Operations, serve as indicators of the volume of derivatives activity for the Funds.

Futures Contracts  The Funds may purchase or sell financial futures contracts to hedge cash positions, manage market risk, and to dampen volatility in line with investment objectives. A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash or U.S. Government securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund’s exposure in these financial instruments. A Fund’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract, such Fund agrees to receive from, or pay to, the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by a Fund as unrealized appreciation or depreciation. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. With futures, there is minimal counterparty risk to the Funds, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. As of December 31, 2015, the Funds had no open futures contracts.

Options  The Aggressive Investors 1 Fund may buy and sell calls and puts to increase or decrease the Fund’s exposure to stock market risk or for purposes of diversification of risk. The Managed Volatility Fund may buy and sell calls and puts to reduce the Fund’s volatility and provide some cash flow. An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in such Fund’s Schedule of Investments as an investment and subsequently marked-to-market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by such Fund is included in its Statement of Assets and Liabilities as a liability and is subsequently marked-to-market to reflect the current market value of the option written. If an option that a Fund has written either expires on its stipulated expiration date, or if such Fund enters into a closing purchase transaction, that Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that a Fund has written is assigned, such Fund realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written is assigned, the amount of the premium originally received reduces the cost of the security that such Fund purchased upon exercise of the option. Buying calls increases a Fund’s exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit a Fund’s exposure to a stock market decline. All options purchased by the Funds were listed on exchanges and considered liquid positions with readily available market quotes.

Covered Call Options and Secured Puts  The Aggressive Investors 1 and Managed Volatility Funds may write call options on a covered basis; that is, a Fund will own the underlying security, or a Fund may write secured puts. The principal reason for

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015 (Unaudited)

writing covered calls and secured puts on a security is to attempt to realize income through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security decline. All options were listed on exchanges and considered liquid positions with readily available market quotes. Transactions in options written during the period ended December 31, 2015 are as follows:

	Managed Volatility Fund		Managed Volatility Fund
	Written Call Options		Written Put Options
	Contracts	Premiums	Contracts	Premiums

Outstanding, June 30, 2015	2,062	$ 334,365	2,016	$ 448,204
Positions Opened	7,517	1,425,261	3,374	927,825
Exercised	(644)	(156,038)	(1,850)	(402,893)
Splits	22	-	215	-
Expired	(4,799)	(764,994)	(2,207)	(534,769)
Closed	(928)	(184,374)	-	-

Outstanding, December 31, 2015	3,230	$ 654,220	1,548	$ 438,367

Value, December 31, 2015		$ (412,129)		$(504,966)

The Aggressive Investors 1 Fund had no transactions in written options during the period ended December 31, 2015.

Indemnification  Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3. Advisory Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into management agreements with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee pursuant to each Fund’s management agreement, as described below.

Aggressive Investors 1: A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million, 0.85% of the next $500 million and 0.80% of any excess over $1 billion.

The Performance Adjustment equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Composite Stock Price Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.70% to a maximum of +0.70%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Ultra-Small Company: The Fund pays advisory fees based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The management fees are computed daily and are payable monthly. However, during any period when the Fund’s net assets range from $27,500,000 to $55,000,000, the advisory fee will be determined as if the Fund had $55,000,000 under management. This is limited to a maximum annualized expense ratio of 1.49% of average net assets.

Ultra-Small Company Market: The Fund’s advisory fee is a flat 0.50% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015 (Unaudited)

Small-Cap Momentum: The Fund’s advisory fee is a flat 0.55% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Small-Cap Growth and Small-Cap Value: A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.60% of the value of the Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 2000 Growth Index for Small-Cap Growth Fund and the Russell 2000 Value Index for Small-Cap Value Fund, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

Large-Cap Growth: A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.50% of the value of the Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 1000 Growth Index, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

Blue Chip 35 Index: The Fund’s advisory fee is a flat 0.08% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Managed Volatility: The Fund’s advisory fee is a flat 0.60% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Expense limitations: The Adviser has agreed to reimburse the Funds for operating expenses and management fees above the expense limitations shown in the table below, which are shown as a ratio of net expenses to average net assets, for each Fund, for the year ended December 31, 2015. Any material change to the expense limitation would require a vote by shareholders of the applicable Fund.

Bridgeway Fund	Expense Limitation	Total Waivers and Reimbursements for Period Ending 12/31/15

Aggressive Investors 1	1.75%	$ -
Ultra-Small Company	1.85%	-
Ultra-Small Company Market	0.75%	24,052
Small-Cap Momentum*	0.90%	70,644
Small-Cap Growth	0.94%	44,934
Small-Cap Value	0.94%	36,036
Large-Cap Growth	0.84%	-
Blue Chip 35 Index	0.15%	288,660
Managed Volatility	0.94%	27,751

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015 (Unaudited)

Bridgeway Fund	Expense Limitation	Total Waivers and Reimbursements for Period Ending 12/31/15

*The Fund is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. The Fund has recoupable expenses of $128,493, $121,419, $128,110 and $70,644 which expire June 30, 2016, June 30, 2017, June 30, 2018, and June 30, 2019, respectively.

Other Related Party Transactions:  The Funds will engage in inter-portfolio trades when it is to the benefit of both parties. The Board of Directors reviews these trades quarterly. Inter-portfolio purchases and sales during the period ended December 31, 2015 were as follows:

Bridgeway Fund	Inter-Portfolio Purchases	Inter-Portfolio Sales

Aggressive Investors 1	$ -	$ 4,124,559
Ultra-Small Company	995,577	11,606,257
Ultra-Small Company Market	14,326,380	6,256,886
Small-Cap Momentum	2,639	65,870
Small-Cap Growth	3,320,987	1,212,604
Small-Cap Value	722,541	2,618,483
Large-Cap Growth	1,957,905	-

The Adviser entered into an Administrative Services Agreement with Bridgeway, pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. For its services to all of the Bridgeway Funds, the Adviser is paid an aggregate annual fee of $590,000, payable in equal monthly installments.

Board of Directors Compensation  Independent Directors are paid an annual retainer of $15,000, with an additional retainer of $5,000 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. The retainer is paid in quarterly installments. Effective November 13, 2015, Independent Directors are paid $7,500 per meeting for meeting fees. Prior to November 13, 2015, Independent Directors were paid $6,250 per meeting. Such compensation is the total compensation from all Funds and is allocated among the Funds.

The Independent Directors each receive this compensation in the form of shares of the Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences, as well as expenses for subscriptions or printed materials. The amount of directors’ fees attributable to each Fund is disclosed in the Statements of Operations.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Under the 1940 Act definitions, he is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery is borne by the Adviser rather than the Funds.

4. Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares, pursuant to a Distribution Agreement dated November 12, 2010. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares, pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015 (Unaudited)

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the period ended December 31, 2015 were as follows:

	Purchases		Sales
Bridgeway Fund	U.S. Government	Other	U.S. Government	Other

Aggressive Investors 1	$ -	$147,379,313	$ -	$160,561,491
Ultra-Small Company	-	56,056,092	-	60,220,202
Ultra-Small Company Market	-	71,344,572	-	86,171,674
Small-Cap Momentum	-	4,188,905	-	4,927,127
Small-Cap Growth	-	27,273,658	-	25,126,713
Small-Cap Value	-	25,250,762	-	30,605,490
Large-Cap Growth	-	60,973,260	-	46,780,370
Blue Chip 35 Index	-	27,593,810	-	57,649,872
Managed Volatility	-	12,353,682	-	7,076,514

6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute income to the extent necessary so that the Funds are not subject to federal income tax. Therefore, no federal income tax provision is required.

Unrealized Appreciation and Depreciation on Investments (Tax Basis)  The amount of net unrealized appreciation/ depreciation and the cost of investment securities for tax purposes, including short-term securities as of December 31, 2015, were as follows:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Gross appreciation (excess of value over tax cost)	$ 21,307,565	$ 13,671,223	$ 93,628,990
Gross depreciation (excess of tax cost over value)	(14,231,420)	(17,511,324)	(48,290,152)
Net unrealized appreciation (depreciation)	$ 7,076,145	$ (3,840,101)	$ 45,338,838
Cost of investments for income tax purposes	$217,751,915	$124,766,261	$336,882,283

	Small-Cap Momentum	Small-Cap Growth	Small-Cap Value
Gross appreciation (excess of value over tax cost)	$ 348,059	$ 3,680,397	$ 3,875,373
Gross depreciation (excess of tax cost over value)	(180,106)	(2,948,232)	(7,871,351)
Net unrealized appreciation (depreciation)	$ 167,953	$ 732,165	$ (3,995,978)
Cost of investments for income tax purposes	$4,464,658	$40,316,937	$73,542,131

	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility
Gross appreciation (excess of value over tax cost)	$ 19,782,416	$191,917,028	$12,734,879
Gross depreciation (excess of tax cost over value)	(6,750,477)	(7,876,564)	(7,501,825)
Net unrealized appreciation (depreciation)	$ 13,031,939	$184,040,464	$ 5,233,054
Cost of investments for income tax purposes	$155,119,094	$388,398,580	$51,817,648

The differences between book and tax net unrealized appreciation (depreciation) are primarily due to wash sale and straddle loss deferrals and basis adjustments on investments in business development companies, partnerships and passive foreign investment companies (PFICs).

Classifications of Distributions  Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015 (Unaudited)

The tax character of the distributions paid by the Funds during the last two fiscal years ended June 30, 2015 and June 30, 2014, respectively, are as follows:

	Aggressive Investors [1]		Ultra-Small Company

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014

Distributions paid from:
Ordinary Income	$540,861	$1,735,698	$ 1,052,434	$ 2,464,929
Long-Term Capital Gain	-	-	27,750,353	17,948,088

Total	$540,861	$1,735,698	$28,802,787	$20,413,017

	Ultra-Small Company Market		Small-Cap Momentum

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014

Distributions paid from:
Ordinary Income	$ 2,780,087	$ 2,799,151	$ 282,147	$ 490,538
Long-Term Capital Gain	38,343,165	37,195,176	188,250	131,251

Total	$41,123,252	$39,994,327	$ 470,397	$ 621,789

	Small-Cap Growth		Small-Cap Value

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014

Distributions paid from:
Ordinary Income	$ 21,907	$ 134,922	$ 581,377	$ 411,510

Total	$ 21,907	$ 134,922	$ 581,377	$ 411,510

	Large-Cap Growth		Blue Chip 35 Index

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014

Distributions paid from:
Ordinary Income	$ 330,018	$ 269,798	$11,713,217	$9,822,019

Total	$ 330,018	$ 269,798	$11,713,217	$9,822,019

Managed Volatility

	Year	Year
	Ended	Ended
	June 30, 2015	June 30, 2014

Distributions paid from:
Ordinary Income	$ 59,691	$ 90,423

Total	$ 59,691	$ 90,423

113	Semi-Annual Report | December 31, 2015 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015 (Unaudited)

As of June 30, 2015, the Funds had available for tax purposes, capital loss carryovers as follows:

		Aggressive Investors 1	Ultra-Small Company

Expiring	6/30/2017	$83,672,925	$1,203,654
	6/30/2018	16,094,317	-

		Small-Cap Growth	Small-Cap Value

Expiring	6/30/2018	$13,110,417	$20,917,185

		Large-Cap Growth	Blue Chip 35 Index	Managed Volatility

Expiring	6/30/2018	$12,765,670	$13,868,547	$4,158,560
	6/30/2019	-	2,656,190	-

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Funds after June 30, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. For Aggressive Investors 1 and Ultra-Small Company Funds, capital losses related to prior year reorganizations are subject to limitations under Internal Revenue Code Section 381-384. As of the date of the reorganizations, Aggressive Investors 1 and Ultra-Small Company had accumulated capital losses of $99,797,242 and $1,203,654, respectively, which are subject to limitation.

There are no capital loss carryovers for Ultra-Small Company Market Fund and Small-Cap Momentum Fund as of June 30, 2015.

Capital loss carryovers utilized during the period ended June 30, 2015 were as follows:

Capital Loss
Bridgeway Fund	Carryover Utilized

Aggressive Investors 1	$25,307,168
Ultra-Small Company	601,827
Small-Cap Growth	4,041,588
Small-Cap Value	5,688,882
Large-Cap Growth	7,237,893
Blue Chip 35 Index	5,687,442
Managed Volatility	927,552

Components of Accumulated Earnings (Deficit) As of June 30, 2015, the components of accumulated earnings (deficit) on a tax basis were:

			Ultra-Small
	Aggressive Investors 1	Ultra-Small Company	Company Market

Accumulated Net Investment Income (Loss)	$ 99,002	$ 1,116,193	$ -
Accumulated Net Realized Gain (Loss) on Investments*	(99,767,242)	(3,508,746)	26,469,812
Net Unrealized Appreciation/Depreciation of Investments	30,893,689	16,499,764	115,184,639

Total	$(68,774,551)	$14,107,211	$141,654,451

	Small-Cap Momentum	Small-Cap Growth	Small-Cap Value

Accumulated Net Investment Income (Loss)	$ 9,442	$ -	$ 941,370
Accumulated Net Realized Gain (Loss) on Investments*	115,288	(13,110,417)	(20,917,185)
Net Unrealized Appreciation/Depreciation of Investments	436,843	5,688,817	2,890,633

Total	$561,573	$ (7,421,600)	$(17,085,182)

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015 (Unaudited)

	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility

Accumulated Net Investment Income (Loss)	$ 538,934	$ 7,344,268	$ 15,835
Accumulated Net Realized Gain (Loss) on Investments*	(12,765,670)	(16,524,737)	(4,158,560)
Net Unrealized Appreciation/Depreciation of Investments	15,056,732	191,342,937	6,941,314

Total	$ 2,829,996	$182,162,468	$ 2,798,589

*	Includes qualified late-year losses that the Funds have elected to defer to the beginning of their next fiscal year ending June 30, 2016. The Ultra-Small Company Fund has elected to defer qualified short-term late-year losses of ($2,305,092). The Aggressive Investors 1, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Blue Chip 35 Index Fund, and Managed Volatility Funds have no deferred qualified late-year losses.

For the fiscal year June 30, 2015, the Funds recorded the following reclassifications to the accounts listed below:

	Increase (Decrease)

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market

Paid-in-Capital	$ -	$ -	$2,099,239
Undistributed Net Investment Income	-	(14,057)	222,437
Accumulated Net Realized Gain (Loss) on Investments	-	14,057	(2,321,676)

	Small-Cap Momentum	Small-Cap Growth	Small-Cap Value

Paid-in-Capital	$10,366	$(23,610)	$ -
Undistributed Net Investment Income	(3,267)	23,610	5,432
Accumulated Net Realized Gain (Loss) on Investments	(7,099)	-	(5,432)

	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility

Paid-in-Capital	$ -	$ -	$ -
Undistributed Net Investment Income	-	-	-
Accumulated Net Realized Gain (Loss) on Investments	-	-	-

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of the deduction of equalization debits for tax purposes, redesignation of dividends paid, net operating loss, distributions in excess of profits and investments in real estate investment trusts, business development companies, grantor trusts, partnerships and passive foreign investment companies (PFICs).

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in each Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon, effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless cancelled earlier, the Facility shall be held available until September 15, 2016. Advances under the Facility are limited to $15,000,000 in total for all Funds, and advances to each Fund shall not exceed certain limits set forth in the credit agreement, including, but not limited to, the maximum amount a Fund is permitted to borrow under the 1940 Act.

The Funds incur a commitment fee of 0.07% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the “Overnight Rate” plus 1.25%. The Overnight Rate means the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-Month Eurodollar Rate. The

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015 (Unaudited)

commitment fees are payable quarterly in arrears and are allocated to all participating Funds. Interest expense is charged directly to a Fund based upon actual amounts borrowed by such Fund.

For the period ended December 31, 2015, borrowings by the Funds under this line of credit were as follows:

Bridgeway Fund	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred[1]	Maximum Amount Borrowed During the Period

Aggressive Investors 1	1.48%	$ 823,837	49	$1,641	$2,042,000
Ultra-Small Company	1.44%	852,729	48	1,616	3,070,000
Ultra-Small Company Market	1.45%	504,517	29	583	1,357,000
Small-Cap Growth	1.44%	228,714	14	126	383,000
Small-Cap Value	1.46%	569,909	22	501	932,000
Blue Chip 35 Index	1.55%	2,120,000	49	4,421	7,319,000
Small Cap Momentum	1.48%	210,000	6	51	416,000

1Interest expense is included on the Statements of Operations in Miscellaneous expenses.

On December 31, 2015, Small-Cap Value had loans outstanding in the amounts of $629,000, exclusive of interest payable on the loans.

8. Redemption Fees

In Ultra-Small Company Market and Small-Cap Momentum Funds, a 2% redemption fee may be charged on shares held less than six months. The fee is charged for the benefit of the remaining shareholders and will be paid to the appropriate Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital.

9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

At close of business on February 5, 2016, the Bridgeway Large-Cap Growth Fund was reorganized into the American Beacon Bridgeway Large Cap Growth Fund (“American Beacon Fund”), a newly created series of the American Beacon Funds, pursuant to an Agreement and Plan of Reorganization and Termination (“Plan of Reorganization”) approved by the Board of Directors of the Bridgeway Large-Cap Growth Fund at a meeting held on August 27, 2015, and by shareholders of the Bridgeway Large-Cap Growth Fund at a meeting held on January 15, 2016. The purpose of the reorganization was to move the Bridgeway Large-Cap Growth Fund into the American Beacon family of funds. Under the Plan of Reorganization, the Bridgeway Large-Cap Growth Fund transferred substantially all of its assets and liabilities to the American Beacon Fund in exchange solely for institutional class shares of the American Beacon Fund, which were distributed to shareholders of the Bridgeway Large-Cap Growth Fund according to their interests held in the fund immediately prior to the reorganization.

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OTHER INFORMATION

December 31, 2015 (unaudited)

1. Proxy Voting

Fund policies and procedures used in determining how to vote proxies relating to the Funds’ securities and a summary of proxies voted by the Funds for the period ended June 30, 2015 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.

2. Fund Holdings

The complete schedules of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual Shareholder Reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

117	Semi-Annual Report | December 31, 2015 (Unaudited)

DISCLOSURE OF FUND EXPENSES

December 31, 2015 (Unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are no exchange fees. Shareholders are subject to redemption fees on the Ultra-Small Company Market and Small-Cap Momentum Funds under certain circumstances. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2015 and held until December 31, 2015.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 7/1/15	Ending Account Value at 12/31/15	Expense Ratio	Expenses Paid During Period* 7/1/15 - 12/31/15

Bridgeway Aggressive Investors 1 Fund

Actual Fund Return	$1,000.00	$905.40	0.78%	$3.74
Hypothetical Fund Return	$1,000.00	$1,021.27	0.78%	$3.96

Bridgeway Ultra-Small Company Fund

Actual Fund Return	$1,000.00	$876.00	1.16%	$5.47
Hypothetical Fund Return	$1,000.00	$1,019.30	1.16%	$5.89

Bridgeway Ultra-Small Company Market Fund

Actual Fund Return	$1,000.00	$900.80	0.75%	$3.58
Hypothetical Fund Return	$1,000.00	$1,021.42	0.75%	$3.81

Bridgeway Small-Cap Momentum Fund

Actual Fund Return	$1,000.00	$946.80	0.90%	$4.40
Hypothetical Fund Return	$1,000.00	$1,020.61	0.90%	$4.57

Bridgeway Small-Cap Growth Fund

Actual Fund Return	$1,000.00	$945.70	0.94%	$4.60
Hypothetical Fund Return	$1,000.00	$1,020.41	0.94%	$4.77

Bridgeway Small-Cap Value Fund

Actual Fund Return	$1,000.00	$905.70	0.94%	$4.50
Hypothetical Fund Return	$1,000.00	$1,020.41	0.94%	$4.77

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DISCLOSURE OF FUND EXPENSES (continued)

December 31, 2015 (Unaudited)

	Beginning Account Value at 7/1/15	Ending Account Value at 12/31/15	Expense Ratio	Expenses Paid During Period* 7/1/15 - 12/31/15

Bridgeway Large-Cap Growth Fund

Actual Fund Return	$1,000.00	$988.10	0.83%	$4.15
Hypothetical Fund Return	$1,000.00	$1,020.96	0.83%	$4.22

Bridgeway Blue Chip 35 Index Fund

Actual Fund Return	$1,000.00	$1,014.80	0.15%	$0.76
Hypothetical Fund Return	$1,000.00	$1,024.38	0.15%	$0.76

Bridgeway Managed Volatility

Actual Fund Return	$1,000.00	$998.80	0.94%	$4.72
Hypothetical Fund Return	$1,000.00	$1,020.41	0.94%	$4.77

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent six-month period (184) divided by the number of days in the fiscal year (365).

119	Semi-Annual Report | December 31, 2015 (Unaudited)

BRIDGEWAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9860

Providence, RI 02940-8060

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can review and copy information about our Funds (including the SAIs) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds are also available on the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address: publicinfo@sec.gov.

          A no-load mutual fund family of domestic funds

Semi-Annual Report
December 31, 2015 (Unaudited)
OMNI SMALL-CAP VALUE	BOSVX
OMNI TAX-MANAGED SMALL-CAP VALUE	BOTSX
www.bridgeway.com

Bridgeway Funds Standardized Returns as of December 31, 2015 (Unaudited)

			Annualized
Fund	Quarter	Six Months	1 Year	5 Years	Inception to Date	Inception Date	Gross Expense Ratio[2]	Net Expense Ratio[2]

Omni Small-Cap Value	3.34%	-8.07%	-6.62%	N/A	12.49%	8/31/2011	0.74%[1]	0.63%[1]
Omni Tax-Managed Small-Cap Value	4.02%	-7.34%	-5.47%	8.43%	8.43%	12/31/2010	0.72%[1]	0.61%[1]

[1]	Some of the Funds’ fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser has contractually agreed to waive fees and/or reimburse expenses. Any material change to this Fund policy would require a vote by shareholders.

[2]	Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of December 31, 2015.

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit our website at www.bridgeway.com or call 1-800-661-3550. Total return figures include the reinvestment of dividends and capital gains.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website at www.bridgeway.com. Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only. Foreside Fund Services, LLC, Distributor.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors or individual stocks are not meant as investment advice and should not be considered predictive in nature.

i	www.bridgeway.com

LETTER FROM THE INVESTMENT MANAGEMENT TEAM

December 31, 2015

Dear Fellow Shareholders,

At Bridgeway, we have a shared passion for applying logic, data and evidence to develop investment solutions. The construction of our Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds is based on fundamental academic research that relies on market efficiency to better capture risk premiums. We manage these Funds to provide broad diversification within the small-cap value universe and to keep transaction fees and expenses low. Bridgeway offers the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds through a select group of advisers. We are committed to advisers and their clients who take a long-term perspective and whose investment goals fit our unique expertise: delivering investment solutions that are statistically driven and grounded in academic theory.

Thank you for your investment in Bridgeway’s Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds.

Sincerely,

Your Investment Management Team

John Montgomery	Christine L. Wang	Michael Whipple

Elena Khoziaeva

www.bridgeway.com	1

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Market Review

The domestic equity markets rose in the fourth quarter of 2015, despite increased volatility caused by a range of global economic concerns and questions about the Federal Reserve’s interest rate strategy. Broad market returns for the quarter were up 6.27%, as represented by the Russell 3000 Index.

For the calendar year ended December 31, 2015, broad market stocks were up 0.48%, as represented by the Russell 3000 Index. Growth stocks generally outperformed value stocks across the market cap spectrum. Large-cap growth stocks led the way, up 5.67%; small-cap value stocks lagged, down -7.47%.

The following table presents returns for broad market, small-cap, mid-cap and large-cap stocks, as represented by various style-based Russell Indexes. Size (market capitalization) and style (value/growth) are among the key factors that drive differences in U.S. stock returns.

Russell Style-Based Indexes Ranked by Performance for the Quarter and Calendar Year Ended December 31, 2015

	Quarter	Calendar Year
Best	7.32%	5.67%
Performing	Russell 1000 Growth Index	Russell 1000 Growth Index
	7.09%	5.09%
	Russell 3000 Growth Index	Russell 3000 Growth Index
	5.64%	-0.20%
	Russell 1000 Value Index	Russell Midcap Growth Index
	5.41%	-1.38%
	Russell 3000 Value Index	Russell 2000 Growth Index
	4.32%	-3.83%
	Russell 2000 Growth Index	Russell 1000 Growth Index
	4.12%	-4.13%
	Russell Midcap Growth Index	Russell 3000 Value Index
	3.12%	-4.78%
	Russell Midcap Value Index	Russell Midcap Value Index
Worst	2.88%	-7.47%
Performing	Russell 2000 Value Index	Russell 2000 Value Index

The Bridgeway Omni Funds in this semi-annual report are asset class exposure strategies that seek broad diversification and risk premium exposure with low tracking error. These Funds were designed to capture the size and style benefits within the small-cap value asset class.

2	Semi-Annual Report | December 31, 2015 (Unaudited)

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

December 31, 2015

Dear Fellow Omni Small-Cap Value Fund Shareholder,

For the quarter ended December 31, 2015, our Fund returned 3.34%, outperforming our primary market benchmark, the Russell 2000 Value Index (+2.88%).

For the six-month semi-annual period ended December 31, 2015, total returns were -8.07%, slightly outpacing the Russell 2000 Value Index (-8.17%).

For the calendar year, our Fund returned -6.62%, outperforming the Russell 2000 Value Index (-7.47%).

The table below presents our December quarter, six-month, one-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2015

				Annualized
	Quarter	6 Months	1 Year	Since Inception (8/31/11)

Omni Small-Cap Value Fund	3.34%	-8.07%	-6.62%	12.49%
Russell 2000 Value Index	2.88%	-8.17%	-7.47%	11.17%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2015, Omni Small-Cap Value Fund ranked 155th of 309 small-cap value funds for the 12-month period ended December 31, 2015 and 72nd of 243 such funds since inception in August 2011. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	3

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Omni Small-Cap Value Fund vs. Russell 2000 Value Index

from Inception 8/31/11 to 12/31/15

Detailed Explanation of Quarterly Performance

The Omni Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. This approach is sometimes referred to as “passive, asset class investing.” As of December 31, 2015, we held 658 such stocks in a market-cap weighted style. We make no attempt to track any particular index in either performance or statistics.

The Fund’s investment in smaller cap stocks generally contributed positively to the Fund’s relative performance, while a bias toward deeper value stocks hurt. By design, the Fund does not hold Utility sector stocks and Real Estate Investment Trusts (REITs). Those assets performed relatively well during the quarter, which hurt the Fund’s relative returns. Our Fund’s higher weighting in Financial sector stocks other than REITs contributed positively to relative returns, as did holdings in the Energy sector. A higher weighting in Information Technology stocks also helped relative results.

Detailed Explanation of Calendar Year Performance

The Fund benefited from its exposure to higher momentum stocks. However, a greater relative weighting in smaller stocks detracted from calendar year performance. A lack of exposure to Utility sector stocks, which performed well for the calendar year, hurt relative performance. A higher weighting in Information Technology stocks and Financial sector stocks other than REITs helped relative results.

4	Semi-Annual Report | December 31, 2015 (Unaudited)

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of December 31, 2015

Rank	Description	Industry	% of Net Assets
1	Hawaiian Holdings Inc	Airlines	1.0%
2	Stepan Co	Chemicals	0.9%
3	Cooper-Standard Holding Inc	Auto Components	0.8%
4	Amedisys Inc	Health Care Providers & Services	0.8%
5	Ebix Inc	Software	0.8%
6	Fresh Del Monte Produce Inc	Food Products	0.7%
7	Central Garden & Pet Co	Household Products	0.7%
8	Iridium Communications Inc	Diversified Telecommunication	0.7%
9	Mantech International Corp/Va	IT Services	0.7%
10	Air Transport Services Group Inc	Air Freight & Logistics	0.7%
	Total		7.8%

Industry Sector Representation as of December 31, 2015

	% of Portfolio	% of Russell 2000 Value Index	Difference
Consumer Discretionary	14.1%	10.1%	4.0%
Consumer Staples	4.3%	3.3%	1.0%
Energy	9.1%	4.4%	4.7%
Financials	33.5%	43.8%	-10.3%
Health Care	2.7%	4.6%	-1.9%
Industrials	16.6%	11.6%	5.0%
Information Technology	12.3%	10.8%	1.5%
Materials	5.3%	3.1%	2.2%
Telecommunication Services	1.7%	0.9%	0.8%
Utilities	0.0%	7.4%	-7.4%
Cash	0.4%	0.0%	0.4%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2015, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Omni Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	5

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 99.51%
Aerospace & Defense - 1.41%
	AAR Corp.	92,600	$2,434,454
	Arotech Corp.*	94,300	192,372
	CPI Aerostructures, Inc.*	4,700	45,731
	Cubic Corp.	44,500	2,102,625
	DigitalGlobe, Inc.*	10,000	156,600
	Ducommun, Inc.*	62,770	1,018,129
	Erickson, Inc.*	1,417	2,919
	LMI Aerospace, Inc.*+	35,000	352,450
	National Presto Industries, Inc.+	5,020	415,957
	Sypris Solutions, Inc.	6,400	6,976

			6,728,213

Air Freight & Logistics - 1.48%
	Air T, Inc.*	2,800	68,516
	Air Transport Services Group, Inc.*	321,924	3,244,994
	Atlas Air Worldwide Holdings, Inc.*	57,700	2,385,318
	Wesco Aircraft Holdings, Inc.*+	113,800	1,362,186

			7,061,014

Airlines - 1.61%
	Hawaiian Holdings, Inc.*	135,634	4,791,949
	Republic Airways Holdings, Inc.*	163,250	641,573
	SkyWest, Inc.	118,791	2,259,405

			7,692,927

Auto Components - 1.97%
	China Automotive Systems, Inc.*+	28,200	129,156
	China XD Plastics Co., Ltd.*+	163,000	720,460
	Commercial Vehicle Group, Inc.*	57,300	158,148
	Cooper-Standard Holding, Inc.*	51,000	3,957,090
	Fuel Systems Solutions, Inc.*	122	597
	Modine Manufacturing Co.*	142,900	1,293,245
	Shiloh Industries, Inc.*+	500	2,620
	SORL Auto Parts, Inc.*+	129,900	328,647
	Spartan Motors, Inc.	22,000	68,420
	Stoneridge, Inc.*	900	13,320
	Strattec Security Corp.+	10,600	598,794
	Superior Industries International, Inc.	115,400	2,125,668

			9,396,165

Industry	Company	Shares	Value

Biotechnology - 0.13%
	AMAG Pharmaceuticals, Inc.*+	19,000	$ 573,610
	Enzon Pharmaceuticals, Inc.	60,300	41,155

			614,765

Building Products - 1.22%
	Alpha Pro Tech, Ltd.*	743	1,300
	Gibraltar Industries, Inc.*	126,850	3,227,064
	Griffon Corp.	140,900	2,508,020
	Universal Forest Products, Inc.	1,000	68,370

			5,804,754

Capital Markets - 1.10%
	American Capital Senior Floating Ltd.	39,000	383,370
	Arlington Asset Investment Corp., Class A+	23,700	313,551
	BlackRock Capital Investment Corp.	1,000	9,400
	Calamos Asset Management, Inc., Class A	74,000	716,320
	Cowen Group, Inc., Class A*+	228,700	875,921
	FBR & Co.+	600	11,940
	Gladstone Capital Corp.+	900	6,579
	INTL FCStone, Inc.*	15,100	505,246
	Investment Technology Group, Inc.	57,050	970,991
	JMP Group LLC+	300	1,638
	KCG Holdings, Inc., Class A*	35,000	430,850
	OFS Capital Corp.	708	8,128
	Oppenheimer Holdings, Inc., Class A	31,093	540,396
	Piper Jaffray Cos.*	11,400	460,560

			5,234,890

Chemicals - 2.89%
	American Vanguard Corp.	10,000	140,100
	China Green Agriculture, Inc.*	133,000	203,490
	Core Molding Technologies, Inc.*	17,000	218,110
	FutureFuel Corp.	72,800	982,800
	Gulf Resources, Inc.*	178,200	324,324
	Innophos Holdings, Inc.	10,000	289,800
	Intrepid Potash, Inc.*	93,600	276,120
	KMG Chemicals, Inc.	58,200	1,339,764

6	Semi-Annual Report | December 31, 2015 (Unaudited)

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Chemicals (continued)
	Kraton Performance Polymers, Inc.*	142,150	$ 2,361,112
	LSB Industries, Inc.*+	30,000	217,500
	Olin Corp.	52,500	906,150
	Schulman (A.), Inc.	45,108	1,382,109
	Stepan Co.	82,000	4,074,580
	Tredegar Corp.	76,700	1,044,654

			13,760,613

Commercial Banks - 15.80%
	1st Source Corp.	86,847	2,680,967
	Access National Corp.	2,700	55,242
	American National Bankshares, Inc.	21,800	558,298
	American River Bankshares*	21,300	225,354
	AmeriServ Financial, Inc.	5,000	16,000
	Banco Latinoamericano de Comercio Exterior SA	15,000	388,950
	Bank of Commerce Holdings	45,300	302,604
	Bankwell Financial Group, Inc.+	13,300	264,005
	Banner Corp.	11,450	525,097
	Bar Harbor Bankshares	11,250	387,225
	Baylake Corp.+	3,000	43,830
	BBCN Bancorp, Inc.	15,000	258,300
	BCB Bancorp, Inc.	10,400	108,160
	Blue Hills Bancorp, Inc.	15,000	229,650
	BNC Bancorp+	73,844	1,874,161
	Boston Private Financial Holdings, Inc.	10,000	113,400
	BSB Bancorp, Inc.*	31,633	739,896
	C&F Financial Corp.	1,200	46,800
	Camden National Corp.	9,500	418,855
	Capital City Bank Group, Inc.+	48,750	748,313
	Cardinal Financial Corp.	25,000	568,750
	Carolina Bank Holdings, Inc.*	500	9,220
	Cascade Bancorp*	17,726	107,597
	Central Pacific Financial Corp.	25,000	550,500
	Central Valley Community Bancorp	20,000	247,200
	Century Bancorp, Inc., Class A	15,200	660,592
	Chemical Financial Corp.	61,500	2,107,605
	Chemung Financial Corp.+	13,500	373,410
	Citizens & Northern Corp.	15,000	315,000
	Civista Bancshares, Inc.	2,000	25,660
	CNB Financial Corp.	29,000	522,870

Industry	Company	Shares	Value

Commercial Banks (continued)
	Codorus Valley Bancorp, Inc.	4,189	$85,204
	Community Bankers Trust Corp.*	5,000	26,850
	Community Trust Bancorp, Inc.	17,500	611,800
	Customers Bancorp, Inc.*	20,000	544,400
	DNB Financial Corp.+	465	13,187
	Enterprise Bancorp, Inc.	11,775	269,059
	Enterprise Financial Services Corp.	27,700	785,295
	Farmers Capital Bank Corp.*	18,400	498,824
	Farmers National Banc Corp.+	150	1,290
	Fidelity Southern Corp.	55,723	1,243,180
	Financial Institutions, Inc.	39,300	1,100,400
	First Bancorp	49,571	928,961
	First Bancorp, Inc.	1,295	26,509
	First BanCorp.*	436,500	1,418,625
	First Busey Corp.	18,570	383,099
	First Commonwealth Financial Corp.	158,300	1,435,781
	First Community Bancshares, Inc.	44,000	819,720
	First Connecticut Bancorp, Inc.	16,100	280,301
	First Financial Corp.	37,000	1,256,890
	First Internet Bancorp	1,500	43,035
	First Interstate BancSystem, Inc., Class A	95,200	2,767,464
	First Merchants Corp.	79,311	2,016,086
	First Midwest Bancorp, Inc.	129,000	2,377,470
	First of Long Island Corp. (The)+	12,000	360,000
	First United Corp.*	5,000	58,000
	Flushing Financial Corp.	44,297	958,587
	German American Bancorp, Inc.+	13,000	433,160
	Great Southern Bancorp, Inc.+	26,900	1,217,494
	Hampton Roads Bankshares, Inc.*	386,754	711,627
	Heartland Financial USA, Inc.	41,600	1,304,576
	Heritage Commerce Corp.	28,100	336,076
	Heritage Financial Corp.	60,260	1,135,298
	Heritage Oaks Bancorp	200	1,602
	HomeTrust Bancshares, Inc.*	2,961	59,960
	Horizon Bancorp	3,150	88,074

www.bridgeway.com	7

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Commercial Banks (continued)
	Independent Bank Corp., MI	75,625	$1,151,769
	International Bancshares Corp.	90,687	2,330,656
	Lakeland Bancorp, Inc.	102,050	1,203,170
	Landmark Bancorp, Inc.	1,050	27,584
	Macatawa Bank Corp.+	13,200	79,860
	MainSource Financial Group, Inc.	67,400	1,542,112
	MBT Financial Corp.*	60,322	411,999
	Mercantile Bank Corp.	31,600	775,464
	Merchants Bancshares, Inc.	5,000	157,450
	Metro Bancorp, Inc.	27,300	856,674
	Middleburg Financial Corp.	21,400	395,472
	MidWestOne Financial Group, Inc.	15,000	456,150
	Monarch Financial Holdings, Inc.+	728	13,097
	MutualFirst Financial, Inc.	900	22,428
	National Bankshares, Inc.+	2,500	88,850
	NBT Bancorp, Inc.	13,000	362,440
	NewBridge Bancorp	7,000	85,260
	Northrim BanCorp, Inc.+	30,445	809,837
	OFG Bancorp	45,800	335,256
	Old Line Bancshares, Inc.+	50	878
	Old National Bancorp	20,000	271,200
	Old Second Bancorp, Inc.*	54,750	429,240
	Orrstown Financial Services, Inc.	16,800	302,064
	Pacific Continental Corp.	55,500	825,840
	Pacific Mercantile Bancorp*	20,000	142,200
	Park Sterling Corp.	48,852	357,597
	Parke Bancorp, Inc.+	300	3,744
	Peapack Gladstone Financial Corp.	6,894	142,154
	Peoples Bancorp, Inc.	29,200	550,128
	Preferred Bank	35,700	1,178,814
	Premier Financial Bancorp, Inc.	25,200	414,288
	QCR Holdings, Inc.	2,000	48,580
	Renasant Corp.	47,946	1,649,822
	Republic Bancorp, Inc., Class A	21,550	569,135
	Republic First Bancorp, Inc.*+	37,000	160,210
	S&T Bancorp, Inc.	49,300	1,519,426
	Salisbury Bancorp, Inc.+	1,183	39,512
	Sandy Spring Bancorp, Inc.	24,000	647,040
	SB Financial Group, Inc.	400	4,456
	Shore Bancshares, Inc.	46,112	501,699
	Sierra Bancorp	45,000	794,250

Industry	Company	Shares	Value

Commercial Banks (continued)
	South State Corp.	14,506	$ 1,043,707
	Southern National Bancorp of Virginia, Inc.	30,000	391,800
	Southwest Bancorp, Inc.	32,900	575,092
	State Bank Financial Corp.	97,384	2,047,985
	Sussex Bancorp	15,000	196,950
	Tompkins Financial Corp.	12,808	719,297
	TowneBank+	1,000	20,870
	Trico Bancshares	600	16,464
	TriState Capital Holdings, Inc.*	50,000	699,500
	Trustmark Corp.	32,100	739,584
	Union Bankshares Corp.	60,966	1,538,782
	United Community Banks, Inc.	35,650	694,818
	United Security Bancshares, Inc.	2,000	17,780
	Univest Corp. of Pennsylvania	62,600	1,305,836
	WesBanco, Inc.	70,273	2,109,595
	Wilshire Bancorp, Inc.	40,000	462,000
	Yadkin Financial Corp.	1	25

			75,309,285

Commercial Services & Supplies - 1.86%
	ACCO Brands Corp.*	333,000	2,374,290
	Acme United Corp.	735	12,495
	Brink’s Co. (The)	4,200	121,212
	Command Security Corp.*	26,800	61,908
	Ecology & Environment, Inc., Class A	3,500	35,805
	EnerNOC, Inc.*+	89,100	343,035
	Ennis, Inc.	136,892	2,635,171
	Heritage-Crystal Clean, Inc.*	13,954	147,912
	Huron Consulting Group, Inc.*	4,000	237,600
	James River Group Holdings Ltd.	15,000	503,100
	Kelly Services, Inc., Class A	22,000	355,300
	Kimball International, Inc., Class B	31,800	310,686
	McGrath RentCorp	18,300	460,977
	PRGX Global, Inc.*	11,539	42,925
	Quad/Graphics, Inc.	59,300	551,490
	RCM Technologies, Inc.	6,200	34,100
	TRC Cos., Inc.*	10,600	98,050
	Versar, Inc.*	8,600	26,574
	Viad Corp.	17,400	491,202

8	Semi-Annual Report | December 31, 2015 (Unaudited)

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Commercial Services & Supplies (continued)
	Willdan Group, Inc.*	3,900	$ 32,682
			8,876,514

Communications Equipment - 1.35%
	Bel Fuse, Inc., Class B	18,500	319,865
	Black Box Corp.	63,775	607,776
	ClearOne, Inc.	27,500	355,575
	Communications Systems, Inc.	4,150	32,246
	Comtech Telecommunications Corp.	50,000	1,004,500
	Finisar Corp.*+	80,700	1,173,378
	Harmonic, Inc.*	700	2,849
	Infosonics Corp.*	15,000	23,700
	NETGEAR, Inc.*	36,030	1,510,017
	PC-Tel, Inc.	56,700	257,985
	Polycom, Inc.*	92,300	1,162,057

			6,449,948

Computers & Peripherals - 0.58%
	Concurrent Computer Corp.	53,600	265,320
	Hutchinson Technology, Inc.*	200,900	721,231
	QLogic Corp.*	137,150	1,673,230
	USA Technologies, Inc.*+	25,000	77,000

			2,736,781

Construction & Engineering - 1.18%
	Aegion Corp.*	87,800	1,695,418
	Goldfield Corp. (The)*	121,000	187,550
	Great Lakes Dredge & Dock Corp.*	255,000	1,009,800
	Integrated Electrical Services, Inc.*	2,717	30,077
	KB Home	125,900	1,552,347
	MasTec, Inc.*	27,200	472,736
	MYR Group, Inc.*	12,100	249,381
	Northwest Pipe Co.*	1,000	11,190
	Orion Marine Group, Inc.*+	43,920	183,146
	Tutor Perini Corp.*	14,900	249,426

			5,641,071

Consumer Finance - 1.10%
	Asta Funding, Inc.*	37,900	301,305
	Cash America International, Inc.	25,700	769,715
	Consumer Portfolio Services, Inc.*	97,000	503,430
	Encore Capital Group, Inc.*+	19,600	569,968
	Ezcorp, Inc., Class A*	67,800	338,322
	Green Dot Corp., Class A*	84,600	1,389,132
	Nelnet, Inc., Class A	7,800	261,846

Industry	Company	Shares	Value

Consumer Finance (continued)
	Nicholas Financial, Inc.*	25,000	$ 291,250
	Regional Management Corp.*	35,000	541,450
	World Acceptance Corp.*+	7,700	285,670

			5,252,088

Distributors - 0.25%
	Essendant, Inc.	25,600	832,256
	VOXX International Corp.*	67,100	352,946
	Weyco Group, Inc.+	200	5,352

			1,190,554

Diversified Consumer Services - 0.64%
	American Public Education, Inc.*	10,000	186,100
	K12, Inc.*	55,600	489,280
	Lincoln Educational Services Corp.	5,000	9,950
	Regis Corp.*	168,150	2,379,322

			3,064,652

Diversified Financial Services - 0.70%
	Enova International, Inc.*	9,333	61,691
	Gain Capital Holdings, Inc.	47,599	386,028
	Higher One Holdings, Inc.*	91,000	294,840
	Marlin Business Services Corp.	2,100	33,726
	PHH Corp.*	69,550	1,126,710
	Resource America, Inc., Class A+	65,291	400,234
	Sterling Bancorp	58,384	946,988
	Summit Financial Group, Inc.	2,115	25,147
	Tiptree Financial, Inc., Class A+	10,000	61,400

			3,336,764

Diversified Telecommunication Services - 1.23%
	Alaska Communications
	Systems Group, Inc.*	277,800	486,150
	Atlantic Tele-Network, Inc.	11,475	897,689
	Hawaiian Telcom Holdco, Inc.*	44,500	1,106,270
	Iridium Communications, Inc.*+	391,325	3,291,043
	Lumos Networks Corp.	5,000	56,000

			5,837,152

Electrical Equipment - 0.63%
	Broadwind Energy, Inc.*	25,000	52,000
	Encore Wire Corp.	16,500	611,985
	General Cable Corp.	40,000	537,200

www.bridgeway.com	9

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Electrical Equipment (continued)
	Highpower International, Inc.*+	25,923	$ 77,769
	II-VI, Inc.*	79,250	1,470,880
	LSI Industries, Inc.	15,000	182,850
	Preformed Line Products Co.	1,000	42,100
	Ultralife Corp.*	7,350	47,481

			3,022,265

Electronic Equipment, Instruments & Components - 3.16%
	Benchmark Electronics, Inc.*	112,200	2,319,174
	Electro Rent Corp.	20,000	184,000
	Fabrinet*	30,050	715,791
	GSI Group, Inc.*	9,600	130,752
	Insight Enterprises, Inc.*	64,800	1,627,776
	Iteris, Inc.*	87,000	187,050
	Key Tronic Corp.*	22,000	167,200
	Kimball Electronics, Inc.*	50,400	553,896
	Multi-Fineline Electronix, Inc.*	35,000	723,800
	PAR Technology Corp.*	101,800	685,114
	PCM, Inc.*	8,769	87,076
	Rofin-Sinar Technologies, Inc.*	20,000	535,600
	Sanmina Corp.*	142,700	2,936,766
	ScanSource, Inc.*	500	16,110
	Sigmatron International, Inc.*	500	3,765
	SMTC Corp.*	7,500	11,625
	TTM Technologies, Inc.*	351,538	2,288,512
	Vishay Precision Group, Inc.*	166,448	1,884,191
	Wireless Telecom Group, Inc.*	10,000	17,200

			15,075,398

Energy Equipment & Services - 1.68%
	Basic Energy Services, Inc.*+	800	2,144
	C&J Energy Services, Ltd.*+	1,200	5,712
	Checkpoint Systems, Inc.	500	3,135
	ENGlobal Corp.*	83,200	80,704
	Era Group, Inc.*	56,300	627,745
	Gulf Island Fabrication, Inc.	13,503	141,241
	Helix Energy Solutions Group, Inc.*	15,000	78,900
	ION Geophysical Corp.*	50,000	25,155
	Natural Gas Services Group, Inc.*	68,800	1,534,240
	Newpark Resources, Inc.*	85,000	448,800
	Parker Drilling Co.*	614,950	1,119,209

Industry	Company	Shares	Value

Energy Equipment & Services (continued)
	PHI, Inc.*	60,200	$ 987,882
	Pioneer Energy Services Corp.*	198,300	430,311
	SEACOR Holdings, Inc.*	44,400	2,333,664
	Tesco Corp.	25,000	181,000

			7,999,842

Food & Staples Retailing - 1.14%
	Andersons, Inc. (The)	38,100	1,205,103
	Ingles Markets, Inc., Class A	49,800	2,195,184
	SpartanNash Co.	56,146	1,214,999
	Village Super Market, Inc., Class A	1,709	45,032
	Weis Markets, Inc.	17,500	775,250

			5,435,568

Food Products - 2.21%
	Fresh Del Monte Produce, Inc.	88,000	3,421,440
	Omega Protein Corp.*	123,750	2,747,250
	Post Holdings, Inc.*	52,000	3,208,400
	Seneca Foods Corp., Class A*	40,100	1,162,098

			10,539,188

Health Care Equipment & Supplies - 0.14%
	Exactech, Inc.*	17,500	317,625
	Invacare Corp.	900	15,651
	Kewaunee Scientific Corp.	3,000	53,370
	Symmetry Surgical, Inc.*	31,250	287,500

			674,146

Health Care Providers & Services - 2.31%
	Almost Family, Inc.*	600	22,938
	Amedisys, Inc.*	93,950	3,694,114
	Five Star Quality Care, Inc.*	214,650	682,587
	Healthways, Inc.*	10,000	128,700
	InfuSystems Holdings, Inc.*	36,100	110,105
	Kindred Healthcare, Inc.	81,350	968,879
	LHC Group, Inc.*	1,000	45,290
	Magellan Health, Inc.*	26,225	1,617,034
	National Healthcare Corp.	13,000	802,100
	PharMerica Corp.*	36,750	1,286,250
	Premier, Inc., Class A*	12,500	440,875
	Triple-S Management Corp., Class B*	50,800	1,214,628

			11,013,500

Hotels, Restaurants & Leisure - 3.13%
	Century Casinos, Inc.*	57,400	446,572

10	Semi-Annual Report | December 31, 2015 (Unaudited)

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
	Flanigan’s Enterprises, Inc.+	2,500	$ 54,700
	International Speedway Corp., Class A	76,456	2,578,096
	Intrawest Resorts Holdings, Inc.*	79,300	620,126
	Isle of Capri Casinos, Inc.*	46,200	643,566
	Luby’s, Inc.*	207,600	927,972
	Marcus Corp. (The)	130,150	2,468,946
	Monarch Casino & Resort, Inc.*	29,400	667,968
	Nevada Gold & Casinos, Inc.*	300	681
	Penn National Gaming, Inc.*	133,800	2,143,476
	Red Lion Hotels Corp.*	43,905	307,774
	Ruby Tuesday, Inc.*	303,900	1,674,489
	Speedway Motorsports, Inc.	114,900	2,380,728

			14,915,094

Household Durables - 1.37%
	Bassett Furniture Industries, Inc.	80,500	2,018,940
	CSS Industries, Inc.	53,100	1,506,978
	Hooker Furniture Corp.	15,000	378,600
	Lifetime Brands, Inc.	34,400	456,144
	NACCO Industries, Inc., Class A	9,250	390,350
	P&F Industries, Inc., Class A*	696	6,153
	William Lyon Homes, Class A*	10,000	165,000
	ZAGG, Inc.*	145,700	1,593,958

			6,516,123

Household Products - 0.72%
	Central Garden & Pet Co., Class A*	245,003	3,332,041
	Oil-Dri Corp. of America	3,000	110,490

			3,442,531

Insurance - 10.15%
	1347 Property Insurance Holdings, Inc.*	17,500	133,875
	Ambac Financial Group, Inc.*	81,000	1,141,290
	American Equity Investment Life Holding Co.	850	20,426
	American Independence Corp.*	1,800	15,318
	AMERISAFE, Inc.	26,800	1,364,120
	Argo Group International
	Holdings Ltd.	35,600	2,130,304

Industry	Company	Shares	Value

Insurance (continued)
	Baldwin & Lyons, Inc., Class B	37,900	$ 910,737
	Citizens, Inc.*+	13,040	96,887
	Crawford & Co., Class A	11,600	58,812
	Donegal Group, Inc., Class A	26,900	378,752
	EMC Insurance Group, Inc.	30,550	772,915
	Employers Holdings, Inc.	91,300	2,492,490
	Endurance Specialty Holdings Ltd.	21,900	1,401,381
	FBL Financial Group, Inc., Class A	50,806	3,233,294
	Federated National Holding Co.	37,288	1,102,233
	Fidelity & Guaranty Life	40,800	1,035,096
	First Acceptance Corp.*+	140,000	333,200
	Hallmark Financial Services, Inc.*	57,800	675,682
	HCI Group, Inc.+	40,400	1,407,940
	Heritage Insurance Holdings, Inc.+	50,000	1,091,000
	Horace Mann Educators Corp.	72,000	2,388,960
	Independence Holding Co.	15,050	208,443
	Infinity Property & Casualty Corp.	20,900	1,718,607
	Investors Title Co.	1,000	96,800
	Kansas City Life Insurance Co.	7,000	268,030
	Kingstone Cos., Inc.	4,300	38,700
	Maiden Holdings, Ltd.+	182,600	2,722,566
	MBIA, Inc.*	100,000	648,000
	National Interstate Corp.	23,000	614,100
	National Western Life Group, Inc., Class A	5,614	1,414,391
	Navigators Group, Inc. (The)*	37,200	3,191,388
	OneBeacon Insurance Group Ltd., Class A	87,800	1,089,598
	Safety Insurance Group, Inc.	24,000	1,353,120
	Selective Insurance Group, Inc.	90,950	3,054,101
	State Auto Financial Corp.	48,400	996,556
	State National Cos, Inc.	25,000	245,250
	Stewart Information Services Corp.	62,150	2,320,059
	Third Point Reinsurance Ltd.*	70,000	938,700
	United Fire Group, Inc.	58,800	2,252,628
	United Insurance Holdings Corp.	60,000	1,026,000

www.bridgeway.com	11

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Insurance (continued)
	Universal Insurance Holdings, Inc.+	86,316	$ 2,000,805

			48,382,554

Internet & Catalog Retail - 0.20%
	CafePress, Inc.*	11,000	42,240
	FTD Cos., Inc.*+	25,380	664,195
	Lands’ End, Inc.*+	10,000	234,400

			940,835

Internet Software & Services - 0.89%
	Autobytel, Inc.*	500	11,280
	Blucora, Inc.*	83,097	814,351
	Liquidity Services, Inc.*	41,200	267,800
	Marchex, Inc., Class B	70,000	272,300
	MeetMe, Inc.*	35,100	125,658
	Monster Worldwide, Inc.*+	269,200	1,542,516
	RetailMeNot, Inc.*	15,000	148,800
	Synacor, Inc.*	64,000	112,000
	United Online, Inc.*	69,729	822,105
	Unwired Planet, Inc.*	10,000	8,630
	YuMe, Inc.*	35,700	125,307

			4,250,747

IT Services - 2.07%
	CIBER, Inc.*	350	1,229
	Computer Task Group, Inc.+	4,400	29,128
	Edgewater Technology, Inc.*+	51,100	409,311
	Engility Holdings, Inc.	51,400	1,669,472
	Everi Holdings, Inc.*	145,000	636,550
	ManTech International Corp., Class A	108,800	3,290,112
	ModusLink Global Solutions, Inc.*+	46,900	116,312
	NCI, Inc., Class A	62,804	857,275
	NeuStar, Inc., Class A*+	20,400	488,988
	Newtek Business Services Corp.	2,637	37,757
	Sykes Enterprises, Inc.*	75,134	2,312,625

			9,848,759

Leisure Equipment & Products - 0.18%
	Arctic Cat, Inc.	8,000	131,040
	Johnson Outdoors, Inc., Class A	32,779	717,532

			848,572

Machinery - 1.31%
	American Railcar Industries, Inc.+	12,900	597,012

Industry	Company	Shares	Value

Machinery (continued)
	Ampco-Pittsburgh Corp.	1,200	$ 12,312
	Briggs & Stratton Corp.	99,300	1,717,890
	Chicago Rivet & Machine Co.	1,000	23,320
	Cleantech Solutions International, Inc.*+	11,500	16,445
	Columbus McKinnon Corp.	5,400	102,060
	Dynamic Materials Corp.	20,100	140,499
	Eastern Co. (The)+	18,401	345,019
	FreightCar America, Inc.	11,600	225,388
	Hardinge, Inc.+	75,000	699,000
	Hurco Companies, Inc.	10,607	281,722
	Kennametal, Inc.	13,000	249,600
	L.B. Foster Co., Class A	100	1,366
	L.S. Starrett Co. (The), Class A	27,500	267,300
	NN, Inc.	15,500	247,070
	Supreme Industries, Inc., Class A	35,805	245,264
	TriMas Corp.*	20,000	373,000
	Wabash National Corp.*	60,100	710,983
	WSI Industries, Inc.	1,300	5,655

			6,260,905

Marine - 1.60%
	Dorian LPG Ltd*+	163,000	1,918,510
	Navios Maritime Acquisition Corp.	312,600	940,926
	Navios Maritime Holdings, Inc.	500	875
	Nordic American Tankers Ltd.+	131,300	2,040,402
	Rand Logistics, Inc.*+	9,000	14,400
	Scorpio Tankers, Inc.	30,000	240,600
	Ship Finance International, Ltd.+	50,000	828,500
	Teekay Tankers, Ltd., Class A	235,000	1,616,800

			7,601,013

Media - 2.12%
	Entercom Communications Corp., Class A*	220,225	2,473,127
	Eros International PLC*+	24,700	226,005
	Global Sources Ltd.*	4,200	32,760
	Harte-Hanks, Inc.	286,500	928,260
	Insignia Systems, Inc.*	4,900	14,357
	Media General, Inc.*+	40,000	646,000
	New Media Investment Group, Inc.	63,300	1,231,818
	Radio One, Inc., Class D*	800	1,376

12	Semi-Annual Report | December 31, 2015 (Unaudited)

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Media (continued)
	Reading International, Inc., Class A*	31,209	$ 409,150
	Saga Communications, Inc., Class A	6,765	260,114
	Salem Media Group, Inc.	83,452	415,591
	Scholastic Corp.	72,800	2,807,168
	Sizmek, Inc.*	4,700	17,155
	Townsquare Media, Inc., Class A*+	53,000	633,880

			10,096,761

Metals & Mining - 1.45%
	Carpenter Technology Corp.	15,600	472,212
	Century Aluminum Co.*+	147,100	650,182
	Coeur Mining, Inc.*+	91,800	227,664
	Ferroglobe PLC	20,000	215,000
	Handy & Harman, Ltd.*	8,150	167,157
	Haynes International, Inc.	21,900	803,511
	Hecla Mining Co.	467,000	882,630
	Kaiser Aluminum Corp.	21,980	1,838,847
	Materion Corp.	33,600	940,800
	Noranda Aluminum Holding Corp.+	58	19
	Schnitzer Steel Industries, Inc., Class A	34,700	498,639
	Stillwater Mining Co.*	20,000	171,400
	Synalloy Corp.	7,000	48,160
	Thompson Creek Metals Co., Inc.*	3,500	707
	Universal Stainless & Alloy Products, Inc.*+	1,508	14,009

			6,930,937

Multiline Retail - 0.46%
	Fred’s, Inc., Class A+	133,600	2,187,032

Oil, Gas & Consumable Fuels - 6.01%
	Abraxas Petroleum Corp.*	180,200	191,012
	Adams Resources & Energy, Inc.	23,100	887,040
	Alon USA Energy, Inc.	172,350	2,557,674
	Ardmore Shipping Corp.	147,200	1,872,384
	Bill Barrett Corp.*+	1,000	3,930
	Bonanza Creek Energy, Inc.*+	16,000	84,320
	California Resources Corp.	400,000	932,000
	Callon Petroleum Co.*	336,300	2,804,742
	Carrizo Oil & Gas, Inc.*	1,000	29,580
	Clayton Williams Energy, Inc.*+	54,500	1,611,565
	Cloud Peak Energy, Inc.*+	800	1,664

Industry	Company	Shares	Value

Oil, Gas & Consumable Fuels (continued)
	Delek US Holdings, Inc.	10,000	$ 246,000
	DHT Holdings, Inc.	240,122	1,942,587
	Earthstone Energy, Inc.*+	3,202	42,619
	Forum Energy Technologies, Inc.*	73,310	913,443
	Frontline, Ltd.+	176,500	527,735
	Gastar Exploration, Inc.*	2,540	3,327
	Golden Ocean Group Ltd.*	1,000	1,070
	Gran Tierra Energy, Inc.*	1,000	2,170
	Green Plains, Inc.	90,200	2,065,580
	Halcon Resources Corp.*	200	252
	Hallador Energy Co.+	70,000	319,200
	Independence Contract Drilling, Inc.*+	110,200	556,510
	Matador Resources Co.*	55,000	1,087,350
	McDermott International, Inc.*+	713,400	2,389,890
	Mexco Energy Corp.*	6,000	19,380
	Mitcham Industries, Inc.*+	15,100	45,451
	MRC Global, Inc.*	53,000	683,700
	New Concept Energy, Inc.*	4,800	5,184
	Northern Oil and Gas, Inc.*+	1,000	3,860
	Oasis Petroleum, Inc.*+	237,000	1,746,690
	Pacific Ethanol, Inc.*+	1,000	4,780
	PDC Energy, Inc.*	10,000	533,800
	Penn Virginia Corp.*+	2,000	601
	Renewable Energy Group, Inc.*	167,885	1,559,652
	REX American Resources Corp.*+	33,920	1,834,054
	Sanchez Energy Corp.*+	500	2,155
	SM Energy Co.+	12,000	235,920
	Stone Energy Corp.*+	100	429
	TETRA Technologies, Inc.*	105,000	789,600
	Transatlantic Petroleum, Ltd.*	28,500	39,615
	VAALCO Energy, Inc.*	26,500	42,400
	W&T Offshore, Inc.*+	800	1,848

			28,622,763

Paper & Forest Products - 0.99%
	Clearwater Paper Corp.*+	15,500	705,715
	Mercer International, Inc.	176,250	1,595,062
	Orient Paper, Inc.*	593	860
	PH Glatfelter Co.	84,300	1,554,492
	Resolute Forest Products, Inc.*	112,800	853,896

			4,710,025

www.bridgeway.com	13

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Personal Products - 0.20%
	Mannatech, Inc.*	8,400	$ 159,516
	Natural Alternatives International, Inc.*	6,400	66,176
	Nutraceutical International Corp.*	28,700	741,034

			966,726

Pharmaceuticals - 0.16%
	Cumberland Pharmaceuticals, Inc.*	23,000	120,980
	Enanta Pharmaceuticals, Inc.*+	20,000	660,400

			781,380

Professional Services - 2.83%
	CBIZ, Inc.*	92,600	913,036
	CDI Corp.	156,289	1,056,514
	CRA International, Inc.*	86,300	1,609,495
	FTI Consulting, Inc.*	47,800	1,656,748
	Heidrick & Struggles International, Inc.	55,000	1,497,100
	ICF International, Inc.*	26,229	932,703
	Mistras Group, Inc.*	15,000	286,350
	Navigant Consulting, Inc.*	144,600	2,322,276
	RPX Corp.*	224,300	2,467,300
	VSE Corp.	11,800	733,724

			13,475,246

Real Estate Management & Development - 0.26%
	Forestar Group, Inc.*	65,000	711,100
	RE/MAX Holdings, Inc., Class A	6,168	230,066
	St. Joe Co. (The)*+	15,000	277,650

			1,218,816

Road & Rail - 1.93%
	ArcBest Corp.	88,700	1,897,293
	Celadon Group, Inc.	57,200	565,708
	Covenant Transportation Group, Inc., Class A*	93,900	1,773,771
	Greenbrier Companies., Inc. (The)+	18,000	587,160
	Marten Transport, Ltd.	152,982	2,707,781
	P.A.M. Transportation Services, Inc.*	19,205	529,866
	Providence & Worcester Railroad Co.+	531	7,349
	Roadrunner Transportation Systems, Inc.*	25,200	237,636
	USA Truck, Inc.*	51,436	897,558

			9,204,122

Industry	Company	Shares	Value

Semiconductors & Semiconductor Equipment - 3.12%
	Advanced Energy Industries, Inc.*	44,400	$ 1,253,412
	Alpha & Omega Semiconductor Ltd.*	114,500	1,052,255
	Amkor Technology, Inc.*	162,600	988,608
	AXT, Inc.*	100,000	248,000
	Brooks Automation, Inc.	400	4,272
	Cirrus Logic, Inc.*	29,800	879,994
	Cohu, Inc.	5,000	60,350
	Diodes, Inc.*	35,799	822,661
	FormFactor, Inc.*	15,000	135,000
	GigOptix, Inc.*	60,000	182,400
	inTEST Corp.*+	55,000	232,650
	IXYS Corp.	57,500	726,225
	Kulicke & Soffa Industries, Inc.*	123,632	1,442,785
	NeoPhotonics Corp.*+	50,000	543,000
	OmniVision Technologies, Inc.*	79,100	2,295,482
	Photronics, Inc.*	205,050	2,552,872
	Rudolph Technologies, Inc.*	39,600	563,112
	SunEdison Semiconductor Ltd.*	40,000	313,600
	Ultra Clean Holdings, Inc.*	85,700	438,784
	Xcerra Corp.*	25,000	151,250

			14,886,712

Software - 1.05%
	Ebix, Inc.+	110,000	3,606,900
	Epiq Systems, Inc.	50,000	653,500
	Everyday Health, Inc.*+	8,000	48,160
	GSE Systems, Inc.*	22,500	54,000
	Mind CTI Ltd.	200	506
	Net 1 UEPS Technologies, Inc.*	28,400	383,684
	NetSol Technologies, Inc.*	31,000	240,560

			4,987,310

Specialty Retail - 2.67%
	Barnes & Noble Education, Inc.*	51,824	515,649
	Barnes & Noble, Inc.	112,000	975,520
	Big 5 Sporting Goods Corp.	132,345	1,322,127
	Children’s Place, Inc. (The)	20,200	1,115,040
	Citi Trends, Inc.	28,900	614,125
	Finish Line, Inc. (The), Class A	23,600	426,688
	Genesco, Inc.*	7,000	397,810
	Haverty Furniture Cos., Inc.	12,700	272,288
	hhgregg, Inc.*+	48,100	176,046
	New York & Co., Inc.*	48,100	110,149

14	Semi-Annual Report | December 31, 2015 (Unaudited)

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Specialty Retail (continued)
	Pep Boys-Manny, Moe & Jack (The)*	52,900	$ 973,889
	Rent-A-Center, Inc.	2,000	29,940
	Shoe Carnival, Inc.	41,400	960,480
	Sonic Automotive, Inc., Class A	30,000	682,800
	Stage Stores, Inc.+	54,255	494,263
	Systemax, Inc.*	500	4,300
	Tandy Leather Factory, Inc.*	3,000	22,020
	Tilly’s, Inc., Class A*	75,800	502,554
	Trans World Entertainment Corp.*+	70,000	250,600
	TravelCenters of America LLC*	249,400	2,344,360
	West Marine, Inc.*	35,300	299,697
	Zumiez, Inc.*	15,500	234,360

			12,724,705

Textiles, Apparel & Luxury Goods - 0.95%
	Abercrombie & Fitch Co., Class A	50,000	1,350,000
	Delta Apparel, Inc.*	10,000	140,400
	Movado Group, Inc.	15,000	385,650
	Perry Ellis International, Inc.*	138,100	2,543,802
	Rocky Brands, Inc.	9,900	114,444

			4,534,296

Thrifts & Mortgage Finance - 4.26%
	Astoria Financial Corp.	112,100	1,776,785
	Bank Mutual Corp.	124,700	972,660
	Berkshire Hills Bancorp, Inc.	50,565	1,471,947
	Brookline Bancorp, Inc.	45,000	517,500
	Cape Bancorp, Inc.	29,300	364,199
	Cheviot Financial Corp.	3,893	59,680
	Chicopee Bancorp, Inc.	12,500	216,750
	Dime Community Bancshares, Inc.	42,100	736,329
	ESSA Bancorp, Inc.	33,100	452,808
	Federal Agricultural Mortgage Corp., Class C	21,500	678,755
	First Defiance Financial Corp.	29,000	1,095,620
	First Financial Northwest, Inc.	35,182	491,141
	Fox Chase Bancorp, Inc.	31,000	628,990
	Hingham Institution for Savings+	30	3,594
	HMN Financial, Inc.*	23,800	276,794
	Home Bancorp, Inc.+	17,311	449,740
	HomeStreet, Inc.*	1,000	21,710
	HopFed Bancorp, Inc.+	18,100	217,019

Industry	Company	Shares	Value

Thrifts & Mortgage Finance (continued)
	Lake Sunapee Bank Group	2,000	$ 28,060
	Meta Financial Group, Inc.	7,900	362,847
	Northwest Bancshares, Inc.	107,266	1,436,292
	Ocean Shore Holding Co.	14,200	243,530
	OceanFirst Financial Corp.	39,900	799,197
	Oritani Financial Corp.	74,400	1,227,600
	Provident Financial Holdings, Inc.	26,600	502,474
	Provident Financial Services, Inc.	69,700	1,404,455
	Pulaski Financial Corp.	29,900	477,204
	Riverview Bancorp, Inc.+	87,000	408,030
	Security National Financial Corp., Class A*	78,278	512,721
	SI Financial Group, Inc.	31,000	423,150
	Territorial Bancorp, Inc.	21,200	588,088
	Timberland Bancorp, Inc.	9,000	111,690
	TrustCo Bank Corp. - NY	55,000	337,700
	United Community Bancorp	11,800	176,292
	United Community Financial Corp.	324	1,912
	Westfield Financial, Inc.+	53,081	445,880
	WSFS Financial Corp.	12,000	388,320

			20,307,463

Trading Companies & Distributors - 1.20%
	AeroCentury Corp.*+	3,300	41,811
	Aircastle, Ltd.	24,600	513,894
	CAI International, Inc.*	90,600	913,248
	General Finance Corp.*+	80,700	321,993
	Houston Wire & Cable Co.	24,000	126,720
	Kaman Corp.	6,600	269,346
	Rush Enterprises, Inc., Class A*	58,500	1,280,565
	TAL International Group, Inc.	17,250	274,275
	Titan Machinery, Inc.*+	49,500	541,035
	Veritiv Corp.*	12,700	459,994
	Willis Lease Finance Corp.*	48,400	972,840

			5,715,721

Wireless Telecommunication Services - 0.46%
	Spok Holdings, Inc.	118,864	2,177,588

TOTAL COMMON STOCKS - 99.51%			474,282,793

(Cost $424,077,707)

RIGHTS - 0.01%
	Leap Wireless CVR*Δ	32,900	41,454

TOTAL RIGHTS - 0.01%			41,454

(Cost $80,276)

www.bridgeway.com	15

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Industry Company		Shares	Value

Rights (continued)
WARRANTS - 0.00%
Eagle Bulk Shipping, Inc.*		3,317	$315

TOTAL WARRANTS - 0.00%			315

(Cost $105,563)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.46%
Dreyfus Cash Management Fund	0.18%	2,208,018	2,208,018

TOTAL MONEY MARKET FUND - 0.46%			2,208,018

(Cost $2,208,018)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 3.50%
Dreyfus Cash Management Fund**	0.18%	16,671,950	16,671,950

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 3.50%			16,671,950

(Cost $16,671,950)
TOTAL INVESTMENTS - 103.48%			$493,204,530
(Cost $443,143,514)
Liabilities in Excess of Other Assets - (3.48%)			(16,591,641)

NET ASSETS - 100.00%			$476,612,889

*      Non-income producing security.

**     This security represents the investment of the collateral received in connection with securities out on loan as of December 31, 2015.

^      Rate disclosed as of December 31, 2015.

Δ       Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

+     This security or a portion of the security is out on loan as of December 31, 2015. Total loaned securities had a value of $16,003,142 as of December 31, 2015.

CVR - Contingent Value Right

LLC - Limited Liability Company

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 12/31/2015 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs

	Investment in Securities (Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$474,282,793	$—	$—	$474,282,793
Rights	—	—	41,454	41,454
Warrants	315	—	—	315
Money Market Fund	—	2,208,018	—	2,208,018
Investments Purchased with Cash Proceeds from Securities Lending	—	16,671,950	—	16,671,950

TOTAL	$474,283,108	$18,879,968	$41,454	$493,204,530

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investment in Securities (Value)

	Rights	Total

Balance as of 06/30/2015	$41,454	$41,454
Purchases	—	—
Sales	—	—
Realized gain/(loss)	—	—
Change in Unrealized Appreciation/ (Depreciation)	—	—
Transfers in	—	—
Transfers out	—	—

Balance as of 12/31/2015	$41,454	$41,454

Net change in Unrealized Appreciation (Depreciation) from Investments Held as of 12/31/2015	$ —	$ —

See Notes to Financial Statements.

16	Semi-Annual Report | December 31, 2015 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

December 31, 2015

Dear Fellow Omni Tax-Managed Small-Cap Value Fund Shareholder,

For the quarter ended December 31, 2015, our Fund returned 4.02%, outperforming our primary market benchmark, the Russell 2000 Value Index (2.88%).

For the six-month semi-annual period ended December 31, 2015, our Fund returned -7.34%, outperforming the Russell 2000 Value Index (-8.17%).

For the calendar year, our Fund returned -5.47%, outperforming the Russell 2000 Value Index (-7.47%).

The table below presents our December quarter, six-month, one-year, five-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2015

					Annualized
	Quarter	6 Months	1 Year	5 Year	Since Inception (12/31/10)

Omni Tax-Managed Small-Cap Value Fund	4.02%	-7.34%	-5.47%	8.43%	8.43%
Russell 2000 Value Index	2.88%	-8.17%	-7.47%	7.67%	7.67%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2015, Omni Tax-Managed Small-Cap Value Fund ranked 111th of 309 small-cap value funds for the 12 months ended December 31, 2015, 93rd of 227 over the last five years, and 93rd of 227 such funds since inception in December 2010. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	17

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Omni Tax-Managed Small-Cap Value Fund vs. Russell 2000 Value Index

from Inception 12/31/10 to 12/31/15

Detailed Explanation of Quarterly Performance

The Omni Tax-Managed Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. We also seek to minimize the distribution of capital gains within the constraints of the investment objective. This approach is sometimes referred to as “passive, asset class investing.” As of December 31, 2015, we held 629 such stocks in a market-cap weighted style. We make no attempt to track any particular index in either performance or statistics.

Our design tilt toward smaller stocks contributed positively to relative performance. However, a bias toward deeper value stocks dragged on relative results, as value stocks generally underperformed growth stocks during the three-month period. The Fund’s multifactor definition of value, which categorizes value stocks using several different metrics, contributed positively to performance relative to funds that use just one valuation factor to select stocks.

By design, the Fund does not hold Utility sector stocks and Real Estate Investment Trusts (REITs). Those assets performed relatively well during the quarter, which hurt the Fund’s relative performance. Our Fund’s higher weighting in Financial sector stocks other than REITs contributed positively to relative returns, as did holdings in the Energy sector. A higher weighting in Information Technology sector stocks also boosted relative results.

Detailed Explanation of Calendar Year Performance

Our Fund’s tilt toward higher momentum stocks benefited relative results. However, a greater relative weighting in smaller stocks detracted from calendar year performance. The Fund’s investment in deeper value stocks versus the index also detracted from relative performance. Our Fund’s lack of exposure to Utilities stocks negatively affected relative results, but higher weightings in Financial sector stocks other than REITs and Information Technology sector stocks boosted relative returns.

18	Semi-Annual Report | December 31, 2015 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of December 31, 2015

Rank	Description	Industry	% of Net Assets
1	Hawaiian Holdings Inc	Airlines	1.1%
2	Cooper-Standard Holding Inc	Auto Components	1.0%
3	NETGEAR Inc	Communications Equipment	1.0%
4	Fresh Del Monte Produce Inc	Food Products	0.8%
5	Stepan Co	Chemicals	0.8%
6	Navigators Group Inc (The)	Insurance	0.8%
7	Iridium Communications Inc	Diversified Telecommunication	0.7%
8	Sanmina Corp	Electronic Equip., Instruments	0.7%
9	AAR Corp	Aerospace & Defense	0.7%
10	Central Garden & Pet Co	Household Products	0.7%
	Total		8.2%

Industry Sector Representation as of December 31, 2015

	% of Net Assets	% of Russell 2000 Value Index	Difference
Consumer Discretionary	14.3%	10.1%	4.2%
Consumer Staples	4.1%	3.3%	0.8%
Energy	9.2%	4.4%	4.8%
Financials	32.5%	43.8%	-11.3%
Health Care	2.4%	4.6%	-2.2%
Industrials	18.1%	11.6%	6.5%
Information Technology	11.8%	10.8%	1.0%
Materials	5.3%	3.1%	2.2%
Telecommunication Services	2.0%	0.9%	1.1%
Utilities	0.0%	7.4%	-7.4%
Cash	0.3%	0.0%	0.3%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2015, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Omni Tax-Managed Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	19

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 99.56%
Aerospace & Defense - 1.43%
	AAR Corp.	114,560	$3,011,782
	Arotech Corp.*	52,800	107,712
	Cubic Corp.	10,000	472,500
	DigitalGlobe, Inc.*	10,000	156,600
	Ducommun, Inc.*	69,220	1,122,748
	Erickson, Inc.*	1,500	3,090
	LMI Aerospace, Inc.*	52,600	529,682
	National Presto Industries, Inc.	9,435	781,784
	Sypris Solutions, Inc.	8,004	8,724

			6,194,622

Air Freight & Logistics - 1.31%
	Air T, Inc.*	6,700	163,949
	Air Transport Services Group, Inc.*	291,526	2,938,582
	Atlas Air Worldwide Holdings, Inc.*	25,800	1,066,572
	Wesco Aircraft Holdings, Inc.*	124,200	1,486,674

			5,655,777

Airlines - 1.80%
	Hawaiian Holdings, Inc.*	135,600	4,790,748
	Republic Airways Holdings, Inc.*	56,404	221,668
	SkyWest, Inc.	145,600	2,769,312

			7,781,728

Auto Components - 1.89%
	China Automotive Systems, Inc.*+	28,500	130,530
	China XD Plastics Co., Ltd.*	17,400	76,908
	Cooper-Standard Holding, Inc.*	55,510	4,307,021
	Fuel Systems Solutions, Inc.*	402	1,966
	Modine Manufacturing Co.*	28,900	261,545
	Shiloh Industries, Inc.*	500	2,620
	SORL Auto Parts, Inc.*+	74,129	187,546
	Spartan Motors, Inc.	88,600	275,546
	Strattec Security Corp.	3,600	203,364
	Superior Industries International, Inc.	118,700	2,186,454
	Titan International, Inc.	136,000	535,840

			8,169,340

Biotechnology - 0.13%
	AMAG Pharmaceuticals, Inc.*+	17,000	513,230
	Enzon Pharmaceuticals, Inc.	93,500	63,814

			577,044

Industry	Company	Shares	Value

Building Products - 1.08%
	Alpha Pro Tech, Ltd.*	500	$875
	Gibraltar Industries, Inc.*	84,706	2,154,921
	Griffon Corp.	140,250	2,496,450

			4,652,246

Capital Markets - 1.16%
	American Capital Senior Floating Ltd.	16,000	157,280
	Arlington Asset Investment Corp., Class A+	3,700	48,951
	Calamos Asset Management, Inc., Class A	69,700	674,696
	Cowen Group, Inc., Class A*+	201,400	771,362
	FBR & Co.	775	15,423
	INTL FCStone, Inc.*	26,900	900,074
	Investment Technology Group, Inc.	76,000	1,293,520
	KCG Holdings, Inc., Class A*	35,000	430,850
	Oppenheimer Holdings, Inc., Class A	4,419	76,802
	Piper Jaffray Cos.*	16,100	650,440

			5,019,398

Chemicals - 1.95%
	American Vanguard Corp.	34,200	479,142
	China Green Agriculture, Inc.*+	80,300	122,859
	Core Molding Technologies, Inc.*	11,900	152,677
	FutureFuel Corp.	34,500	465,750
	Gulf Resources, Inc.*	85,750	156,065
	Intrepid Potash, Inc.*	50,000	147,500
	KMG Chemicals, Inc.	38,200	879,364
	Kraton Performance Polymers, Inc.*	54,875	911,474
	Olin Corp.	20,900	360,734
	OMNOVA Solutions, Inc.*	62,300	381,899
	Schulman (A.), Inc.	24,100	738,424
	Stepan Co.	65,400	3,249,726
	Tredegar Corp.	28,900	393,618

			8,439,232

Commercial Banks - 15.64%
	1st Constitution Bancorp*	5,000	64,350
	1st Source Corp.	57,750	1,782,743
	Access National Corp.	600	12,276
	American National Bankshares, Inc.	13,060	334,467
	American River Bankshares*	20,744	219,472

20	Semi-Annual Report | December 31, 2015 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Commercial Banks (continued)
	AmeriServ Financial, Inc.	5,000	$16,000
	Bank of Commerce Holdings	47,900	319,972
	Banner Corp.	25,057	1,149,114
	Bar Harbor Bankshares	10,500	361,410
	Baylake Corp.+	5,600	81,816
	BBCN Bancorp, Inc.	2,600	44,772
	BCB Bancorp, Inc.	11,300	117,520
	Beneficial Bancorp, Inc.*	20,000	266,400
	BNC Bancorp	74,956	1,902,383
	Boston Private Financial Holdings, Inc.	10,000	113,400
	BSB Bancorp, Inc.*+	23,800	556,682
	C&F Financial Corp.	2,400	93,600
	Camden National Corp.	5,853	258,059
	Capital City Bank Group, Inc.	47,950	736,033
	Cardinal Financial Corp.	24,478	556,875
	Central Pacific Financial Corp.	30,400	669,408
	Central Valley Community Bancorp+	21,000	259,560
	Century Bancorp, Inc., Class A	14,300	621,478
	Chemical Financial Corp.	60,300	2,066,481
	Chemung Financial Corp.+	3,000	82,980
	Citizens & Northern Corp.	10,000	210,000
	Civista Bancshares, Inc.+	2,000	25,660
	CNB Financial Corp.	31,900	575,157
	Codorus Valley Bancorp, Inc.	4,188	85,184
	Community Bankers Trust Corp.*	25,000	134,250
	Community Trust Bancorp, Inc.	32,500	1,136,200
	Customers Bancorp, Inc.*	20,000	544,400
	Eastern Virginia Bankshares, Inc.	7,051	50,626
	Enterprise Bancorp, Inc.	175	3,999
	Farmers Capital Bank Corp.*	13,400	363,274
	Farmers National Banc Corp.	150	1,290
	Fidelity Southern Corp.	16,200	361,422
	Financial Institutions, Inc.	40,300	1,128,400
	First Bancorp	51,600	966,984
	First Bancorp, Inc.	11,800	241,546
	First BanCorp.*	146,000	474,500
	First Busey Corp.	37,166	766,735
	First Commonwealth Financial Corp.	121,200	1,099,284

Industry	Company	Shares	Value

Commercial Banks (continued)
	First Community Bancshares, Inc.	44,100	$821,583
	First Connecticut Bancorp, Inc.	4,800	83,568
	First Financial Corp.+	38,830	1,319,055
	First Internet Bancorp	1,200	34,428
	First Interstate BancSystem, Inc., Class A	94,600	2,750,022
	First Merchants Corp.	71,000	1,804,820
	First Midwest Bancorp, Inc.	115,900	2,136,037
	First of Long Island Corp. (The)	18,000	540,000
	Flushing Financial Corp.	43,300	937,012
	German American Bancorp, Inc.	12,500	416,500
	Great Southern Bancorp, Inc.	39,850	1,803,611
	Hampton Roads Bankshares, Inc.*	265,225	488,014
	Heartland Financial USA, Inc.	10,950	343,392
	Heritage Commerce Corp.	30,000	358,800
	Heritage Financial Corp.	40,502	763,058
	Heritage Oaks Bancorp	200	1,602
	HomeTrust Bancshares, Inc.*	50,000	1,012,500
	Horizon Bancorp	20,363	569,349
	Independent Bank Corp., MI	80,500	1,226,015
	International Bancshares Corp.	89,200	2,292,440
	Lakeland Bancorp, Inc.+	104,940	1,237,243
	Landmark Bancorp, Inc.	2,100	55,167
	LCNB Corp.+	1,500	24,540
	Macatawa Bank Corp.	12,550	75,927
	MainSource Financial Group, Inc.	41,500	949,520
	MBT Financial Corp.*	62,011	423,535
	Mercantile Bank Corp.	2,000	49,080
	Merchants Bancshares, Inc.	5,000	157,450
	Metro Bancorp, Inc.	26,250	823,725
	Middleburg Financial Corp.	22,463	415,116
	MidWestOne Financial Group, Inc.	12,000	364,920
	Monarch Financial Holdings, Inc.	591	10,632
	MutualFirst Financial, Inc.	700	17,444
	National Bankshares, Inc.+	1,000	35,540
	NBT Bancorp, Inc.	20,932	583,584
	Northrim BanCorp, Inc.	24,073	640,342
	Norwood Financial Corp.+	1,000	28,710
	OFG Bancorp	4,200	30,744

www.bridgeway.com	21

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Commercial Banks (continued)
	Old Line Bancshares, Inc.+	50	$879
	Old National Bancorp	30,600	414,936
	Old Second Bancorp, Inc.*	30,050	235,592
	Orrstown Financial Services, Inc.	16,700	300,266
	Pacific Continental Corp.	56,600	842,208
	Pacific Mercantile Bancorp*	20,000	142,200
	Park Sterling Corp.	50,298	368,181
	Parke Bancorp, Inc.+	1,200	14,976
	Peapack Gladstone Financial Corp.	468	9,650
	Peoples Bancorp, Inc.	28,550	537,882
	Preferred Bank	36,000	1,188,720
	Premier Financial Bancorp, Inc.	26,066	428,525
	QCR Holdings, Inc.	27,300	663,117
	Renasant Corp.	70,004	2,408,838
	Republic Bancorp, Inc., Class A	25,700	678,737
	S&T Bancorp, Inc.	30,700	946,174
	Salisbury Bancorp, Inc.+	1,183	39,512
	Sandy Spring Bancorp, Inc.	14,300	385,528
	Shore Bancshares, Inc.	30,000	326,400
	Sierra Bancorp	42,200	744,830
	South State Corp.	16,911	1,216,746
	Southern National Bancorp of Virginia, Inc.	35,000	457,100
	Southwest Bancorp, Inc.	23,900	417,772
	State Bank Financial Corp.	39,300	826,479
	Summit State Bank+	5,000	68,250
	Sussex Bancorp	15,000	196,950
	Tompkins Financial Corp.	8,400	471,744
	TowneBank	222	4,633
	Trico Bancshares	200	5,488
	TriState Capital Holdings, Inc.*	50,000	699,500
	Trustmark Corp.	20,800	479,232
	Union Bankshares Corp.	58,628	1,479,771
	United Community Banks, Inc.	57,770	1,125,937
	Univest Corp. of Pennsylvania	39,200	817,712
	WesBanco, Inc.	66,385	1,992,878
	Wilshire Bancorp, Inc.	25,000	288,750

			67,707,280

Commercial Services & Supplies - 3.13%
	ACCO Brands Corp.*	339,800	2,422,774
	Acme United Corp.	2,000	34,000
	Brink’s Co. (The)	22,500	649,350
	Command Security Corp.*+	17,800	41,118

Industry	Company	Shares	Value

Commercial Services & Supplies (continued)
	Ecology & Environment, Inc., Class A	2,811	$28,757
	EnerNOC, Inc.*+	148,100	570,185
	Ennis, Inc.	149,265	2,873,351
	Heritage-Crystal Clean, Inc.*	14,246	151,008
	Huron Consulting Group, Inc.*	9,100	540,540
	James River Group Holdings Ltd.	15,600	523,224
	Kelly Services, Inc., Class A	68,400	1,104,660
	Kimball International, Inc., Class B	103,800	1,014,126
	McGrath RentCorp	23,000	579,370
	Quad/Graphics, Inc.	82,300	765,390
	RCM Technologies, Inc.	4,000	22,000
	TRC Cos., Inc.*	51,400	475,450
	Versar, Inc.*	35,000	108,150
	Viad Corp.	57,894	1,634,348
	Willdan Group, Inc.*	1,600	13,408

			13,551,209

Communications Equipment - 2.05%
	Bel Fuse, Inc., Class B	63,600	1,099,644
	Black Box Corp.	46,164	439,943
	Blonder Tongue Laboratories*	17,859	6,992
	ClearOne, Inc.	26,500	342,645
	Communications Systems, Inc.	4,950	38,462
	Comtech Telecommunications Corp.	29,215	586,929
	Finisar Corp.*	68,000	988,720
	Harmonic, Inc.*	600	2,442
	KVH Industries, Inc.*	18,200	171,444
	NETGEAR, Inc.*	101,900	4,270,629
	PC-Tel, Inc.	56,000	254,800
	Polycom, Inc.*	54,100	681,119

			8,883,769

Computers & Peripherals - 0.25%
	Concurrent Computer Corp.	3,400	16,830
	Datalink Corp.*	500	3,400
	Hutchinson Technology, Inc.*	5,500	19,745
	QLogic Corp.*	76,500	933,300
	USA Technologies, Inc.*+	30,000	92,400

			1,065,675

Construction & Engineering - 1.19%
	Aegion Corp.*	120,300	2,322,993
	Goldfield Corp. (The)*	114,000	176,700

22	Semi-Annual Report | December 31, 2015 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Construction & Engineering (continued)
	Great Lakes Dredge & Dock Corp.*	99,550	$394,218
	Integrated Electrical Services, Inc.*	3,600	39,852
	KB Home	30,400	374,832
	MasTec, Inc.*	48,500	842,930
	MYR Group, Inc.*	25,000	515,250
	Northwest Pipe Co.*	1,000	11,190
	Orion Marine Group, Inc.*	58,000	241,860
	Tutor Perini Corp.*	13,200	220,968

			5,140,793

Consumer Finance - 1.02%
	Asta Funding, Inc.*	10,350	82,283
	Cash America International, Inc.	24,900	745,755
	Consumer Portfolio Services, Inc.*	116,650	605,414
	Encore Capital Group, Inc.*+	23,400	680,472
	Ezcorp, Inc., Class A*	6,100	30,439
	Green Dot Corp., Class A*	36,900	605,898
	Nelnet, Inc., Class A	6,900	231,633
	Nicholas Financial, Inc.*	31,800	370,470
	Regional Management Corp.*	52,100	805,987
	World Acceptance Corp.*+	7,000	259,700

			4,418,051

Distributors - 0.37%
	Essendant, Inc.	35,600	1,157,356
	VOXX International Corp.*	83,064	436,917

			1,594,273

Diversified Consumer Services - 0.40%
	American Public Education, Inc.*	8,000	148,880
	K12, Inc.*	23,500	206,800
	Lincoln Educational Services Corp.	91,300	181,687
	Regis Corp.*	83,250	1,177,987
	Universal Technical Institute, Inc.	5,000	23,300

			1,738,654

Diversified Financial Services - 0.74%
	Enova International, Inc.*	22,783	150,596
	Gain Capital Holdings, Inc.	39,900	323,589
	Higher One Holdings, Inc.*	80,400	260,496
	Marlin Business Services Corp.	15,775	253,346

Industry	Company	Shares	Value

Diversified Financial Services (continued)
	PHH Corp.*	19,000	$307,800
	Resource America, Inc., Class A	71,900	440,747
	Sterling Bancorp	87,576	1,420,483
	Tiptree Financial, Inc., Class A+	10,000	61,400

			3,218,457

Diversified Telecommunication Services - 1.57%
	Alaska Communications Systems Group, Inc.*	313,487	548,602
	Atlantic Tele-Network, Inc.	25,900	2,026,157
	Hawaiian Telcom Holdco, Inc.*	45,400	1,128,644
	Iridium Communications, Inc.*+	367,125	3,087,521

			6,790,924

Electrical Equipment - 0.49%
	Broadwind Energy, Inc.*+	6,075	12,636
	Encore Wire Corp.	6,500	241,085
	General Cable Corp.	25,000	335,750
	Highpower International, Inc.*	25,922	77,766
	II-VI, Inc.*	63,404	1,176,778
	LSI Industries, Inc.	15,000	182,850
	Preformed Line Products Co.	1,200	50,520
	Ultralife Corp.*	8,350	53,941

			2,131,326

Electronic Equipment, Instruments & Components - 3.57%
	Benchmark Electronics, Inc.*	121,800	2,517,606
	Electro Rent Corp.	31,503	289,828
	Fabrinet*	60,150	1,432,773
	GSI Group, Inc.*	11,000	149,820
	Insight Enterprises, Inc.*	44,883	1,127,461
	Iteris, Inc.*	65,000	139,750
	Key Tronic Corp.*	11,900	90,440
	Kimball Electronics, Inc.*	59,100	649,509
	Multi-Fineline Electronix, Inc.*	54,330	1,123,544
	PAR Technology Corp.*	98,400	662,232
	PCM, Inc.*	82,175	815,998
	Plexus Corp.*	500	17,460
	Rofin-Sinar Technologies, Inc.*	26,200	701,636
	Sanmina Corp.*	149,100	3,068,478
	SMTC Corp.*	13,500	20,925
	TTM Technologies, Inc.*	348,615	2,269,484

www.bridgeway.com	23

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Electronic Equipment, Instruments & Components (continued)
	Vishay Precision Group, Inc.*	31,667	$358,470
	Wireless Telecom Group, Inc.*	10,000	17,200

			15,452,614

Energy Equipment & Services - 1.40%
	Basic Energy Services, Inc.*+	700	1,876
	C&J Energy Services, Ltd.*+	30,000	142,800
	CARBO Ceramics, Inc.+	500	8,600
	Checkpoint Systems, Inc.	500	3,135
	ENGlobal Corp.*	86,300	83,711
	Era Group, Inc.*	57,200	637,780
	Gulf Island Fabrication, Inc.	10,100	105,646
	Helix Energy Solutions Group, Inc.*	15,000	78,900
	ION Geophysical Corp.*	140,000	70,434
	Natural Gas Services Group, Inc.*	69,205	1,543,271
	Newpark Resources, Inc.*	12,500	66,000
	Parker Drilling Co.*	543,630	989,407
	PHI, Inc.*+	27,750	455,377
	Pioneer Energy Services Corp.*	63,700	138,229
	SEACOR Holdings, Inc.*	31,700	1,666,152
	Tesco Corp.	10,500	76,020

			6,067,338

Food & Staples Retailing - 1.28%
	Andersons, Inc. (The)	32,700	1,034,301
	Ingles Markets, Inc., Class A	50,950	2,245,876
	SpartanNash Co.	60,860	1,317,010
	Village Super Market, Inc., Class A	1,100	28,985
	Weis Markets, Inc.	20,700	917,010

			5,543,182

Food Products - 1.83%
	Fresh Del Monte Produce, Inc.+	90,800	3,530,304
	Omega Protein Corp.*	123,650	2,745,030
	Post Holdings, Inc.*	23,700	1,462,290
	Seneca Foods Corp., Class A*	6,650	192,717

			7,930,341

Health Care Equipment & Supplies - 0.35%
	AngioDynamics, Inc.*	17,000	206,380
	Electromed, Inc.*	10,000	18,500

Industry	Company	Shares	Value

Health Care Equipment & Supplies (continued)
	Exactech, Inc.*	17,500	$317,625
	FONAR Corp.*	2,000	34,520
	Halyard Health, Inc.*	7,000	233,870
	Invacare Corp.	12,000	208,680
	Kewaunee Scientific Corp.	2,500	44,475
	Merit Medical Systems, Inc.*	18,100	336,479
	Symmetry Surgical, Inc.*	13,200	121,440

			1,521,969

Health Care Providers & Services - 1.92%
	Amedisys, Inc.*	43,710	1,718,677
	Five Star Quality Care, Inc.*	51,650	164,247
	Healthways, Inc.*	24,500	315,315
	InfuSystems Holdings, Inc.*	35,178	107,293
	Kindred Healthcare, Inc.	101,700	1,211,247
	LHC Group, Inc.*	500	22,645
	Magellan Health, Inc.*	27,125	1,672,527
	National Healthcare Corp.	8,920	550,364
	PharMerica Corp.*	36,300	1,270,500
	Premier, Inc., Class A*	13,000	458,510
	Triple-S Management Corp., Class B*	34,100	815,331

			8,306,656

Hotels, Restaurants & Leisure - 2.82%
	Flanigan’s Enterprises, Inc.	2,500	54,700
	International Speedway Corp., Class A	75,760	2,554,627
	Intrawest Resorts Holdings, Inc.*	25,000	195,500
	Luby’s, Inc.*	179,100	800,577
	Marcus Corp. (The)	136,454	2,588,532
	Monarch Casino & Resort, Inc.*	22,300	506,656
	Nevada Gold & Casinos, Inc.*	10,000	22,700
	Penn National Gaming, Inc.*	125,500	2,010,510
	Red Lion Hotels Corp.*	80,695	565,672
	Ruby Tuesday, Inc.*	178,200	981,882
	Speedway Motorsports, Inc.	92,863	1,924,121

			12,205,477

Household Durables - 1.39%
	Bassett Furniture Industries, Inc.	52,959	1,328,212
	CSS Industries, Inc.	51,558	1,463,216
	Hooker Furniture Corp.	15,000	378,600
	Lifetime Brands, Inc.	24,999	331,487
	NACCO Industries, Inc., Class A	16,450	694,190

24	Semi-Annual Report | December 31, 2015 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Household Durables (continued)
	P&F Industries, Inc., Class A*	492	$4,349
	William Lyon Homes, Class A*	15,000	247,500
	ZAGG, Inc.*	144,000	1,575,360

			6,022,914

Household Products - 0.70%
	Central Garden & Pet Co., Class A*	221,400	3,011,040

Insurance - 9.37%
	1347 Property Insurance Holdings, Inc.*	17,500	133,875
	Ambac Financial Group, Inc.*	3,000	42,270
	American Equity Investment Life Holding Co.	250	6,008
	American Independence Corp.*	15,264	129,897
	AMERISAFE, Inc.	56,500	2,875,850
	Argo Group International Holdings Ltd.	20,787	1,243,894
	Baldwin & Lyons, Inc., Class B+	32,200	773,766
	Citizens, Inc.*+	14,800	109,964
	Donegal Group, Inc., Class A	57,100	803,968
	EMC Insurance Group, Inc.	34,025	860,833
	Employers Holdings, Inc.	61,900	1,689,870
	Endurance Specialty Holdings Ltd.	20,744	1,327,409
	FBL Financial Group, Inc., Class A	45,666	2,906,184
	Federated National Holding Co.	38,012	1,123,635
	Fidelity & Guaranty Life	45,000	1,141,650
	First Acceptance Corp.*	145,000	345,100
	Hallmark Financial Services, Inc.*	50,158	586,347
	HCI Group, Inc.+	20,000	697,000
	Heritage Insurance Holdings, Inc.	20,000	436,400
	Horace Mann Educators Corp.	74,950	2,486,841
	Independence Holding Co.	14,950	207,057
	Infinity Property & Casualty Corp.	9,200	756,516
	Investors Title Co.	1,000	96,800
	Kansas City Life Insurance Co.	24,900	953,421
	Kingstone Cos., Inc.	4,000	36,000

Industry	Company	Shares	Value

Insurance (continued)
	Maiden Holdings, Ltd.	167,450	$2,496,679
	MBIA, Inc.*	102,800	666,144
	National Interstate Corp.	16,000	427,200
	National Western Life Group, Inc., Class A	5,350	1,347,879
	Navigators Group, Inc. (The)*	37,650	3,229,993
	OneBeacon Insurance Group Ltd., Class A	75,500	936,955
	Safety Insurance Group, Inc.	31,800	1,792,884
	Selective Insurance Group, Inc.	50,100	1,682,358
	State Auto Financial Corp.	20,800	428,272
	State National Cos, Inc.	20,000	196,200
	Stewart Information Services Corp.	45,950	1,715,313
	Third Point Reinsurance Ltd.*	45,500	610,155
	United Fire Group, Inc.	60,900	2,333,079
	United Insurance Holdings Corp.	53,400	913,140

			40,546,806

Internet & Catalog Retail - 0.26%
	CafePress, Inc.*	11,000	42,240
	FTD Cos., Inc.*	27,160	710,777
	Lands’ End, Inc.*+	16,000	375,040

			1,128,057

Internet Software & Services - 0.82%
	Autobytel, Inc.*	600	13,536
	Blucora, Inc.*	45,000	441,000
	Marchex, Inc., Class B	88,000	342,320
	MeetMe, Inc.*	41,731	149,397
	Monster Worldwide, Inc.*	310,000	1,776,300
	RetailMeNot, Inc.*	10,000	99,200
	United Online, Inc.*	59,999	707,388
	Unwired Planet, Inc.*	10,000	8,630

			3,537,771

IT Services - 1.58%
	CIBER, Inc.*	501	1,759
	Edgewater Technology, Inc.*	11,710	93,797
	Engility Holdings, Inc.	36,950	1,200,136
	ManTech International Corp., Class A	78,882	2,385,392
	ModusLink Global Solutions, Inc.*+	55,300	137,144
	NCI, Inc., Class A	60,700	828,555
	NeuStar, Inc., Class A*	17,000	407,490

www.bridgeway.com	25

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
IT Services (continued)
	Newtek Business Services Corp.	2,730	$ 39,093
	Sykes Enterprises, Inc.*	56,750	1,746,765

			6,840,131

Leisure Equipment & Products - 0.35%
	Arctic Cat, Inc.	7,100	116,298
	Johnson Outdoors, Inc., Class A	63,850	1,397,676

			1,513,974

Machinery - 2.07%
	American Railcar Industries, Inc.+	18,000	833,040
	Ampco-Pittsburgh Corp.	905	9,285
	Art’s-Way Manufacturing Co. Inc.	5,000	15,500
	Briggs & Stratton Corp.	169,450	2,931,485
	Chicago Rivet & Machine Co.	1,000	23,320
	Cleantech Solutions International, Inc.*+	12,000	17,160
	Columbus McKinnon Corp.	33,800	638,820
	Dynamic Materials Corp.	100	699
	Eastern Co. (The)	20,104	376,950
	FreightCar America, Inc.	20,700	402,201
	Hardinge, Inc.	71,200	663,584
	Hurco Companies, Inc.	3,765	99,998
	Hyster-Yale Materials Handling, Inc.	2,700	141,615
	Kennametal, Inc.	24,000	460,800
	L.B. Foster Co., Class A	8,900	121,574
	L.S. Starrett Co. (The), Class A	23,900	232,308
	NN, Inc.	47,500	757,150
	Supreme Industries, Inc., Class A	30,450	208,582
	THT Heat Transfer Technology, Inc.*	4,400	2,024
	TriMas Corp.*	19,500	363,675
	Wabash National Corp.*	57,000	674,310
	WSI Industries, Inc.+	1,000	4,350

			8,978,430

Marine - 1.95%
	Dorian LPG Ltd*+	139,522	1,642,174
	Navios Maritime Acquisition Corp.	381,200	1,147,412
	Nordic American Tankers Ltd.+	149,400	2,321,676
	Rand Logistics, Inc.*	6,600	10,560

Industry	Company	Shares	Value

Marine (continued)
	Scorpio Tankers, Inc.	110,000	$ 882,200
	Ship Finance International, Ltd.+	54,900	909,693
	Teekay Tankers, Ltd., Class A	223,200	1,535,616

			8,449,331

Media - 1.63%
	Entercom Communications Corp., Class A*	122,405	1,374,608
	Eros International PLC*+	19,300	176,595
	Global Sources Ltd.*+	5,000	39,000
	Harte-Hanks, Inc.	25,200	81,648
	Journal Media Group, Inc.	683	8,210
	New Media Investment Group, Inc.	29,800	579,908
	Reading International, Inc., Class A*	70,400	922,944
	Saga Communications, Inc., Class A	2,250	86,512
	Salem Media Group, Inc.	25,700	127,986
	Scholastic Corp.	75,950	2,928,632
	Sizmek, Inc.*	32,500	118,625
	Townsquare Media, Inc., Class A*	52,600	629,096

			7,073,764

Metals & Mining - 2.37%
	Carpenter Technology Corp.	25,400	768,858
	Century Aluminum Co.*+	107,900	476,918
	Coeur Mining, Inc.*	179,700	445,656
	Ferroglobe PLC	50,000	537,500
	Handy & Harman, Ltd.*	30,300	621,453
	Haynes International, Inc.	22,200	814,518
	Hecla Mining Co.	749,000	1,415,610
	Kaiser Aluminum Corp.	26,700	2,233,722
	Materion Corp.	56,700	1,587,600
	Noranda Aluminum Holding Corp.+	100	32
	Schnitzer Steel Industries, Inc., Class A	66,500	955,605
	Stillwater Mining Co.*	24,465	209,665
	Synalloy Corp.	7,000	48,160
	Thompson Creek Metals Co., Inc.*	10,000	2,020
	Universal Stainless & Alloy Products, Inc.*+	16,200	150,498

			10,267,815

26	Semi-Annual Report | December 31, 2015 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Multiline Retail - 0.41%
	Fred’s, Inc., Class A	108,450	$ 1,775,327

Oil, Gas & Consumable Fuels - 6.06%
	Abraxas Petroleum Corp.*	81,600	86,496
	Adams Resources & Energy, Inc.	11,600	445,440
	Alon USA Energy, Inc.+	160,100	2,375,884
	Ardmore Shipping Corp.	128,300	1,631,976
	Bill Barrett Corp.*+	500	1,965
	Bonanza Creek Energy, Inc.*+	5,000	26,350
	California Resources Corp.	754,000	1,756,820
	Callon Petroleum Co.*	122,200	1,019,148
	Carrizo Oil & Gas, Inc.*	1,000	29,580
	Clayton Williams Energy, Inc.*+	68,600	2,028,502
	Cloud Peak Energy, Inc.*	1,000	2,080
	Delek US Holdings, Inc.	20,000	492,000
	DHT Holdings, Inc.	212,500	1,719,125
	Earthstone Energy, Inc.*+	4,000	53,240
	Forum Energy Technologies, Inc.*	50,000	623,000
	GasLog Ltd.+	34,500	286,350
	Golden Ocean Group Ltd.*	1,000	1,070
	Gran Tierra Energy, Inc.*	200	434
	Green Plains, Inc.	96,450	2,208,705
	Hallador Energy Co.+	71,600	326,496
	Independence Contract Drilling, Inc.*	97,800	493,890
	Matador Resources Co.*	59,500	1,176,315
	McDermott International, Inc.*+	682,000	2,284,700
	Mexco Energy Corp.*	6,000	19,380
	Mitcham Industries, Inc.*	5,000	15,050
	MRC Global, Inc.*	66,000	851,400
	New Concept Energy, Inc.*	3,600	3,888
	Northern Oil and Gas, Inc.*+	15,000	57,900
	Oasis Petroleum, Inc.*+	213,000	1,569,810
	Pacific Ethanol, Inc.*+	800	3,824
	PDC Energy, Inc.*	13,100	699,278
	Penn Virginia Corp.*+	16,000	4,806
	Renewable Energy Group, Inc.*	153,509	1,426,099
	REX American Resources Corp.*+	25,250	1,365,267
	Sanchez Energy Corp.*+	500	2,155
	SM Energy Co.	22,000	432,520
	Stone Energy Corp.*+	100	429
	TETRA Technologies, Inc.*	90,000	676,800
	VAALCO Energy, Inc.*	30,500	48,800
	W&T Offshore, Inc.*+	600	1,386

			26,248,358

Industry	Company	Shares	Value

Paper & Forest Products - 0.94%
	Clearwater Paper Corp.*	7,900	$ 359,687
	Mercer International, Inc.	189,950	1,719,047
	Orient Paper, Inc.*+	200	290
	PH Glatfelter Co.	69,000	1,272,360
	Resolute Forest Products, Inc.*+	94,700	716,879

			4,068,263

Personal Products - 0.27%
	Mannatech, Inc.*	25,700	488,043
	Natural Alternatives International, Inc.*	6,000	62,040
	Nutraceutical International Corp.*	23,250	600,315

			1,150,398

Pharmaceuticals - 0.02%
	Cumberland Pharmaceuticals, Inc.*	20,300	106,778

Professional Services - 2.52%
	CBIZ, Inc.*	128,300	1,265,038
	CDI Corp.	35,700	241,332
	CRA International, Inc.*	18,200	339,430
	FTI Consulting, Inc.*	36,500	1,265,090
	Heidrick & Struggles International, Inc.	55,440	1,509,077
	ICF International, Inc.*	25,000	889,000
	Navigant Consulting, Inc.*	170,900	2,744,654
	RPX Corp.*	150,496	1,655,456
	VSE Corp.	15,830	984,309

			10,893,386

Real Estate Management & Development - 0.37%
	Farmland Partners, Inc.+	3,800	41,686
	Forestar Group, Inc.*	50,500	552,470
	Griffin Industrial Realty, Inc.	4,000	104,360
	RE/MAX Holdings, Inc., Class A	16,900	630,370
	St. Joe Co. (The)*+	15,000	277,650

			1,606,536

Road & Rail - 1.49%
	ArcBest Corp.	57,800	1,236,342
	Celadon Group, Inc.	60,600	599,334
	Covenant Transportation Group, Inc., Class A*	80,650	1,523,479
	Greenbrier Companies., Inc. (The)+	22,100	720,902
	Marten Transport, Ltd.	60,466	1,070,248
	P.A.M. Transportation Services, Inc.*	27,527	759,470

www.bridgeway.com	27

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Road & Rail (continued)
	Roadrunner Transportation Systems, Inc.*	18,767	$ 176,973
	USA Truck, Inc.*	21,435	374,041

			6,460,789

Semiconductors & Semiconductor Equipment - 2.69%
	Advanced Energy Industries, Inc.*	23,000	649,290
	Alpha & Omega Semiconductor Ltd.*	61,905	568,907
	Amkor Technology, Inc.*	165,200	1,004,416
	AXT, Inc.*	25,000	62,000
	Brooks Automation, Inc.	500	5,340
	Cirrus Logic, Inc.*	30,500	900,665
	Cohu, Inc.	30,000	362,100
	Diodes, Inc.*	17,200	395,256
	FormFactor, Inc.*	15,000	135,000
	GigOptix, Inc.*	65,000	197,600
	inTEST Corp.*	54,500	230,535
	IXYS Corp.	39,000	492,570
	Kulicke & Soffa Industries, Inc.*	100,300	1,170,501
	OmniVision Technologies, Inc.*	81,800	2,373,836
	Photronics, Inc.*	171,470	2,134,801
	Rudolph Technologies, Inc.*	31,100	442,242
	Sigma Designs, Inc.*	3,800	24,016
	Ultra Clean Holdings, Inc.*	57,000	291,840
	Xcerra Corp.*	30,000	181,500

			11,622,415

Software - 0.60%
	Ebix, Inc.+	40,000	1,311,600
	Epiq Systems, Inc.	30,000	392,100
	Everyday Health, Inc.*	37,000	222,740
	GSE Systems, Inc.*	22,500	54,000
	Mind CTI Ltd.	500	1,265
	Net 1 UEPS Technologies, Inc.*	35,700	482,307
	NetSol Technologies, Inc.*	16,680	129,437

			2,593,449

Specialty Retail - 3.95%
	Barnes & Noble Education, Inc.*	50,560	503,072
	Barnes & Noble, Inc.	156,300	1,361,373
	Big 5 Sporting Goods Corp.	119,603	1,194,834
	Children’s Place, Inc. (The)	17,900	988,080
	Christopher & Banks Corp.*	200	330
	Citi Trends, Inc.	51,150	1,086,938
	Finish Line, Inc. (The), Class A	78,400	1,417,472

Industry	Company	Shares	Value

Specialty Retail (continued)
	Genesco, Inc.*	5,000	$ 284,150
	Haverty Furniture Cos., Inc.	30,300	649,632
	hhgregg, Inc.*+	38,500	140,910
	New York & Co., Inc.*	32,700	74,883
	Pep Boys-Manny, Moe & Jack (The)*	124,200	2,286,522
	Rent-A-Center, Inc.+	800	11,976
	Shoe Carnival, Inc.	46,600	1,081,120
	Sonic Automotive, Inc., Class A	73,500	1,672,860
	Stage Stores, Inc.	245	2,232
	Systemax, Inc.*	3,000	25,800
	Tilly’s, Inc., Class A*	67,400	446,862
	Trans World Entertainment Corp.*	30,000	107,400
	TravelCenters of America LLC*	243,750	2,291,250
	West Marine, Inc.*	86,000	730,140
	Zumiez, Inc.*	48,400	731,808

			17,089,644

Textiles, Apparel & Luxury Goods - 1.12%
	Abercrombie & Fitch Co., Class A+	43,000	1,161,000
	Delta Apparel, Inc.*	13,200	185,328
	Movado Group, Inc.	25,600	658,176
	Perry Ellis International, Inc.*	135,184	2,490,089
	Rocky Brands, Inc.	30,450	352,002

			4,846,595

Thrifts & Mortgage Finance - 4.07%
	Astoria Financial Corp.	120,900	1,916,265
	Bank Mutual Corp.	121,800	950,040
	Berkshire Hills Bancorp, Inc.	30,970	901,537
	Brookline Bancorp, Inc.	30,000	345,000
	Cape Bancorp, Inc.	26,100	324,423
	Cheviot Financial Corp.	1,200	18,396
	Chicopee Bancorp, Inc.	12,500	216,750
	Dime Community Bancshares, Inc.	15,000	262,350
	ESSA Bancorp, Inc.	35,000	478,800
	Federal Agricultural Mortgage Corp., Class C	7,500	236,775
	First Defiance Financial Corp.	29,150	1,101,287
	First Financial Northwest, Inc.	26,400	368,544
	Fox Chase Bancorp, Inc.	10,500	213,045
	Hingham Institution for Savings	1,143	136,931
	Home Bancorp, Inc.	15,597	405,210
	HopFed Bancorp, Inc.	23,500	281,765

28	Semi-Annual Report | December 31, 2015 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2015 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Thrifts & Mortgage Finance (continued)
	Lake Sunapee Bank Group+	2,000	$ 28,060
	Laporte Bancorp, Inc.+	11,000	167,200
	Meta Financial Group, Inc.	11,500	528,195
	Northwest Bancshares, Inc.	44,837	600,367
	Ocean Shore Holding Co.	14,800	253,820
	OceanFirst Financial Corp.	50,488	1,011,275
	Oritani Financial Corp.	50,000	825,000
	Provident Financial Holdings, Inc.	26,600	502,474
	Provident Financial Services, Inc.	67,400	1,358,110
	Prudential Bancorp, Inc.	957	14,508
	Pulaski Financial Corp.	800	12,768
	Riverview Bancorp, Inc.	72,478	339,922
	Security National Financial Corp., Class A*	13,020	85,281
	SI Financial Group, Inc.	30,000	409,500
	Territorial Bancorp, Inc.	21,900	607,506
	Timberland Bancorp, Inc.	7,000	86,870
	United Community Bancorp	10,000	149,400
	United Community Financial Corp.	163	962
	Westfield Financial, Inc.	53,000	445,200
	WSFS Financial Corp.	63,000	2,038,680

			17,622,216

Trading Companies & Distributors - 1.32%
	AeroCentury Corp.*	3,300	41,811
	Aircastle, Ltd.	32,700	683,103
	CAI International, Inc.*	37,100	373,968
	General Finance Corp.*+	85,064	339,405
	Houston Wire & Cable Co.	24,000	126,720
	Kaman Corp.	16,500	673,365
	Rush Enterprises, Inc., Class A*	73,600	1,611,104
	TAL International Group, Inc.	7,000	111,300
	Titan Machinery, Inc.*	30,500	333,365
	Veritiv Corp.*	11,133	403,237
	Willis Lease Finance Corp.*	50,950	1,024,095

			5,721,473

Wireless Telecommunication Services - 0.47%
	Spok Holdings, Inc.	111,100	2,035,352

TOTAL COMMON STOCKS - 99.56%			430,968,387

(Cost $375,891,472)
WARRANTS - 0.00%
	Eagle Bulk Shipping, Inc.*	8,501	808

TOTAL WARRANTS - 0.00%			808

(Cost $70,770)

Rate^		Shares	Value

MONEY MARKET FUND - 0.64%
Dreyfus Cash Management Fund	0.18%	2,774,891	$2,774,891

TOTAL MONEY MARKET FUND - 0.64%			2,774,891

(Cost $2,774,891)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 4.94%
Dreyfus Cash Management Fund**	0.18%	21,362,064	21,362,064

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 4.94%			21,362,064

(Cost $21,362,064)

TOTAL INVESTMENTS - 105.14%			$455,106,150

(Cost $400,099,197)
Liabilities in Excess of Other Assets - (5.14%)			(22,246,215)

NET ASSETS - 100.00%			$432,859,935

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of December 31, 2015.
^	Rate disclosed as of December 31, 2015.
+	This security or a portion of the security is out on loan as of December 31, 2015. Total loaned securities had a value of $20,690,988 as of December 31, 2015.

LLC - Limited Liability Company

PLC - Public Limited Company

www.bridgeway.com	29

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2015 (Unaudited)

Summary of inputs used to value the Fund’s investments as of 12/31/2015 (See Note 2 in Notes to Financial Statements):
	Valuation Inputs

	Investment in Securities (Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$430,968,387	$—	$ —	$430,968,387
Warrants	808	—	—	808
Money Market Fund	—	2,774,891	—	2,774,891
Investments Purchased with Cash Proceeds from Securities Lending	—	21,362,064	—	21,362,064

TOTAL	$430,969,195	$24,136,955	$ —	$455,106,150

See Notes to Financial Statements.

30	Semi-Annual Report | December 31, 2015 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015 (Unaudited)

ASSETS	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value

Investments at value	$493,204,530	$455,106,150

Receivables:

Portfolio securities sold	604,752	100,951

Fund shares sold	1,369,667	1,483,061

Dividends and interest	293,669	270,054

Prepaid expenses	45,703	59,309

Total assets	495,518,321	457,019,525

LIABILITIES

Payables:

Portfolio securities purchased	1,027,414	1,737,733

Fund shares redeemed	873,114	748,443

Due to custodian	-	6,447

Payable upon return of securities loaned	16,671,950	21,362,064

Accrued Liabilities:

Investment advisory fees	171,156	155,103

Administration fees	9,498	8,213

Directors’ fees	3,606	5,097

Other	148,694	136,490

Total liabilities	18,905,432	24,159,590

NET ASSETS	$476,612,889	$432,859,935

NET ASSETS REPRESENT

Paid-in capital	$428,664,185	$382,225,999

Undistributed net investment income	14,442	2,442,140

Accumulated net realized loss on investments	(2,127,196)	(6,815,157)

Net unrealized appreciation on investments	50,061,458	55,006,953

NET ASSETS	$476,612,889	$432,859,935

Shares of common stock outstanding of $.001 par value*	33,809,880	32,144,520

Net asset value, offering price and redemption price per share	$ 14.10	$ 13.47

Total investments at cost	$443,143,514	$400,099,197

* See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.

See Notes to Financial Statements.

www.bridgeway.com	31

STATEMENTS OF OPERATIONS

Six Months Ended December 31, 2015 (Unaudited)

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value

INVESTMENT INCOME

Dividends	$ 3,932,855	$ 3,603,907

Less: foreign taxes withheld	(2,685)	(1,150)

Securities lending	180,128	115,768

Total Investment Income	4,110,298	3,718,525

EXPENSES

Investment advisory fees	1,181,974	1,059,914

Administration fees	55,075	49,019

Accounting fees	65,632	62,528

Transfer agent fees	7,193	7,230

Professional fees	44,986	43,129

Custody fees	10,823	10,730

Blue sky fees	37,660	38,964

Directors’ and officers’ fees	24,069	23,626

Shareholder servicing fees	226,155	212,318

Reports to shareholders	13,922	12,165

Miscellaneous expenses	40,199	45,734

Total Expenses	1,707,688	1,565,357

Less expenses reimbursed by investment adviser	(289,319)	(291,391)

Net Expenses	1,418,369	1,273,966

NET INVESTMENT INCOME	2,691,929	2,444,559

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized Gain (Loss) on:

Investments	1,791,678	(4,147,324)

Change in Unrealized Appreciation on:

Investments	(41,573,097)	(33,514,530)

Net Realized and Unrealized Loss on Investments	(39,781,419)	(37,661,854)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(37,089,490)	$(35,217,295)

See Notes to Financial Statements.

32	Semi-Annual Report | December 31, 2015 (Unaudited)

STATEMENTS OF CHANGES IN NET ASSETS

	Omni Small-Cap Value		Omni Tax-Managed Small-Cap Value
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015

OPERATIONS

Net investment income	$ 2,691,929	$ 3,851,176	$ 2,444,559	$ 3,547,309

Net realized gain (loss) on investments	1,791,678	(1,654,820)	(4,147,324)	(2,599,989)

Net change in unrealized appreciation (depreciation) on investments	(41,573,097)	(4,763,662)	(33,514,530)	(10,832,450)

Net decrease in net assets resulting from operations	(37,089,490)	(2,567,306)	(35,217,295)	(9,885,130)

DISTRIBUTIONS:

From net investment income	(4,704,613)	(2,478,657)	(3,274,284)	(767,401)

From net realized gains	-	(20,389,241)	-	(14,502,076)

Net decrease in net assets resulting from distributions	(4,704,613)	(22,867,898)	(3,274,284)	(15,269,477)

SHARE TRANSACTIONS:

Proceeds from sale of shares	137,833,534	150,345,339	129,159,995	153,736,050

Reinvestment of distributions	4,704,241	22,867,898	3,264,234	15,267,233

Cost of shares redeemed	(83,497,918)	(95,602,458)	(122,173,568)	(108,078,029)

Net increase in net assets resulting from share transactions	59,039,857	77,610,779	10,250,661	60,925,254

Net increase (decrease) in net assets	17,245,754	52,175,575	(28,240,918)	35,770,647

NET ASSETS:

Beginning of period	459,367,135	407,191,560	461,100,853	425,330,206

End of period*	$476,612,889	$459,367,135	$432,859,935	$461,100,853

SHARES ISSUED & REDEEMED

Issued	9,714,085	9,811,973	9,579,140	10,661,864

Distributions reinvested	330,354	1,604,765	240,017	1,131,744

Redeemed	(5,886,382)	(6,248,268)	(9,151,594)	(7,678,666)

Net increase in shares	4,158,057	5,168,470	667,563	4,114,942

Outstanding at beginning of period	29,651,823	24,483,353	31,476,957	27,362,015

Outstanding at end of period	33,809,880	29,651,823	32,144,520	31,476,957

* Including undistributed net investment income of:	$ 14,442	$ 2,027,126	$ 2,442,140	$ 3,271,865

See Notes to Financial Statements.

www.bridgeway.com	33

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

OMNI SMALL-CAP VALUE
		Year Ended June 30
	For the Period Ended 12/31/15 (Unaudited)	2015	2014	2013	For the Period Ended 06/30/2012(a)

Net Asset Value, Beginning of Period	$15.49	$16.63	$14.11	$11.11	$10.00

Income from Investment Operations:

Net Investment Income(b)	0.08	0.14	0.11	0.17	0.08
Net Realized and Unrealized Gain (Loss)	(1.33)	(0.46)	3.58	3.12	1.06

Total from Investment Operations	(1.25)	(0.32)	3.69	3.29	1.14

Less Distributions to Shareholders from:

Net Investment Income	(0.14)	(0.09)	(0.08)	(0.16)	(0.03)
Net Realized Gain	-	(0.73)	(1.09)	(0.13)	-

Total Distributions	(0.14)	(0.82)	(1.17)	(0.29)	(0.03)

Net Asset Value, End of Period	$14.10	$15.49	$16.63	$14.11	$11.11

Total Return	(8.07%)(c)(d)	(1.48%)(d)	26.89%(d)	30.08%(d)	11.41%(c)(d)

Ratios and Supplemental Data:

Net Assets, End of Period (in 000’s)	$476,613	$459,367	$407,192	$260,909	$179,553

Expenses Before Waivers and Reimbursements	0.72%(e)	0.71%	0.71%	0.78%	0.84%(e)

Expenses After Waivers and Reimbursements	0.60%(e)	0.60%	0.60%	0.60%	0.60%(e)

Net Investment Income After Waivers and Reimbursements	1.14%(e)	0.88%	0.70%	1.36%	0.92%(e)

Portfolio Turnover Rate	18%(c)	25%	31%	34%	8%(c)

(a)	Commenced operations on August 31, 2011.
(b)	Per share amounts calculated based on the average daily shares outstanding during the period.
(c)	Not annualized.
(d)	Total return would have been lower had various fees not been waived during the period.
(e)	Annualized for periods less than one year.

See Notes to Financial Statements.

34	Semi-Annual Report | December 31, 2015 (Unaudited)

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

OMNI TAX-MANAGED SMALL-CAP VALUE
		Year Ended June 30
	For the Period Ended 12/31/15 (Unaudited)	2015	2014	2013	2012	For the Period Ended 06/30/11(a)

Net Asset Value, Beginning of Period	$14.65	$15.54	$12.75	$10.05	$10.68	$10.00

Income from Investment Operations:

Net Investment Income(b)	0.08	0.12	0.09	0.15	0.09	0.03
Net Realized and Unrealized Gain (Loss)	(1.15)	(0.42)	3.26	2.68	(0.67)(c)	0.65

Total from Investment Operations	(1.07)	(0.30)	3.35	2.83	(0.58)	0.68

Less Distributions to Shareholders from:

Net Investment Income	(0.11)	(0.03)	(0.08)	(0.13)	(0.05)	-
Net Realized Gain	-	(0.56)	(0.48)	-	-	-

Total Distributions	(0.11)	(0.59)	(0.56)	(0.13)	(0.05)	-

Net Asset Value, End of Period	$13.47	$14.65	$15.54	$12.75	$10.05	$10.68

Total Return	(7.34%)(d)(e)	(1.62%)(e)	26.71%(e)	28.43%(e)	(5.41%)(e)	6.80%(d)(e)

Ratios and Supplemental Data:

Net Assets, End of Period (in 000’s)	$432,860	$461,101	$425,330	$262,088	$127,216	$37,945

Expenses Before Waivers and Reimbursements	0.74%(f)	0.71%	0.71%	0.77%	0.90%	1.56%(f)

Expenses After Waivers and Reimbursements	0.60%(f)	0.60%	0.60%	0.60%	0.60%	0.60%(f)

Net Investment Income After Waivers and Reimbursements	1.15%(f)	0.84%	0.65%	1.34%	0.95%	0.57%(f)

Portfolio Turnover Rate	22%(d)	30%	25%	34%	26%	7%(d)

(a)	Commenced operations on December 31, 2010.
(b)	Per share amounts calculated based on the average daily shares outstanding during the period.
(c)	Realized and unrealized gain (loss) per share do not correlate to the aggregate of the net unrealized and realized gain in the Statements of Changes in Net Assets for the year ended June 30, 2012, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.
(d)	Not annualized.
(e)	Total return would have been lower had various fees not been waived during the period.
(f)	Annualized for periods less than one year.

See Notes to Financial Statements.

www.bridgeway.com	35

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (Unaudited)

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with 11 investment funds as of December 31, 2015 (each is referred to as a “Bridgeway Fund” and collectively, the “Bridgeway Funds”). The Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Blue Chip 35 Index and Managed Volatility Funds are presented in a separate report. The Omni Small-Cap Value Fund and the Omni Tax-Managed Small-Cap Value Fund (each a “Fund” and together, the “Funds”) are presented in this report.

Bridgeway is authorized to issue 1,915,000,000 shares of common stock at $0.001 per share. As of December 31, 2015, 100,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares have been classified into the Blue Chip 35 Index Fund. 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Ultra-Small Company Market, Omni Small-Cap Value, Omni Tax-Managed Small-Cap Value, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value and Large-Cap Growth Funds. 50,000,000 shares have been classified into the Managed Volatility Fund.

All of the Bridgeway Funds are no-load, diversified funds.

The Funds seek to provide long-term total return on capital, primarily through capital appreciation.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Bridgeway Funds.

2. Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

Securities and Other Investments Valuation Securities for which market quotations are readily available are valued at the last sale price on the national exchange on which such securities are primarily traded. In the case of securities reported on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system, the securities are valued based on the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their home exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating the Funds’ NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

36	Semi-Annual Report | December 31, 2015 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015 (Unaudited)

The inputs and valuation techniques used to determine the value of a fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical assets

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs, are classified as Level 2 prices. These generally include certain U.S. Government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

The Dreyfus Cash Management Fund, which is held by the Funds, invests primarily in securities that are valued at cost or amortized cost. Therefore, these investments are classified as Level 2 investments.

●	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the results of the Funds’ operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of December 31, 2015 is included with each Fund’s Schedule of Investments.

The Funds’ policy is to recognize transfers into, and transfers out of, each level of hierarchy as of the beginning of the reporting period. For the period ended December 31, 2015, the Omni Small-Cap Value Fund and the Omni Tax-Managed Small-Cap Value Fund each transferred a security with a value of $216,750 from Level 2 to Level 1 as of the end of the period, due to the market becoming active. There were no transfers from Level 1 to Level 2 in any of the Funds.

Securities Lending    Upon lending its securities to third parties, each Fund receives compensation in the form of fees. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, resulting in a loss. Under the terms of the Securities Lending Agreement, the Funds are indemnified for such losses by the securities lending agent.

While securities are on loan, the Fund continues to receive dividends on the securities loaned and recognizes any gain or loss in the fair value of the securities loaned.

www.bridgeway.com	37

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015 (Unaudited)

Securities lending transactions are entered into by a Fund under a Securities Lending Agreement which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral or to offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency.

The market value of securities on loan, all of which are classified as common stocks in the Funds’ Schedules of Investments, and the value of the related collateral are shown together in the Statements of Assets and Liabilities as a component of Investments at value.

The following table is a summary of the Funds’ securities loaned and related collateral, which are subject to a netting agreement as of December 31, 2015:

				Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received[2]	Net Amount

Omni Small-Cap Value
Securities lending	$16,003,142	-	$16,003,142	-	$16,003,142	-

Omni Tax-Managed Small-Cap Value
Securities lending	$20,690,988	-	$20,690,988	-	$20,690,988	-

[1]	Securities loaned with a value of $2,948,937 and $3,267,156 in Omni Small-Cap Value and Omni Tax-Managed Small Cap Value, respectively, have been sold and are pending settlement on January 1, 2016.
[2]	Collateral with a value of $16,671,950 and $21,362,064 has been received in connection with securities lending of Omni Small-Cap Value Fund and Omni Tax-Managed Small Cap Value Fund, respectively. Excess of collateral received from individual counterparty is not shown here for financial reporting purposes.

It is each Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of December 31, 2015, the collateral consisted of an institutional money market fund.

Use of Estimates in Financial Statements  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities on the date of the financial statements and the disclosure of contingent assets and liabilities on the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties  The Funds provide for various investment options, including stocks. Such investments are exposed to various risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

Security Transactions, Investment Income and Expenses  Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

Bridgeway Funds’ expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Bridgeway Funds’ total net assets or other appropriate basis.

38	Semi-Annual Report | December 31, 2015 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015 (Unaudited)

Distributions to Shareholders  The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December.

Indemnification  Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3. Advisory Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into a management agreement with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee of 0.50% of the value of each Fund’s average daily net assets, computed daily and payable monthly.

Expense limitations:  The Adviser has agreed to reimburse the Funds for operating expenses and advisory fees above the expense limitations shown in the table below, which are shown as a ratio of net expenses to average net assets, for each Fund, for the period ended December 31, 2015. Any material change to the expense limitation would require a vote by shareholders of the applicable Fund.

Bridgeway Fund	Expense Limitation	Total Waivers and Reimbursements for Period Ending 12/31/15

Omni Small-Cap Value*	0.60%	$289,319
Omni Tax-Managed Small-Cap Value*	0.60%	291,391

*The Funds are authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and that the reimbursements do not cause the Funds to exceed the expense limitation in the agreement. The Omni Small-Cap Value Fund has recoupable expenses of $384,005, $367,842, $480,284, and $289,319, which expire on June 30, 2016, June 30, 2017, June 30, 2018, and June 30, 2019, respectively. The Omni Tax-Managed Small-Cap Value Fund has recoupable expenses of $328,970, $382,335, $479,218, and $291,391, which expire June 30, 2016, June 30, 2017, June 30, 2018, and June 30, 2019, respectively.

Other Related Party Transactions:  The Bridgeway Funds will engage in inter-portfolio trades with other Bridgeway Funds when it is to the benefit of both parties. The Board of Directors reviews these trades quarterly. Inter-portfolio purchases and sales for the Funds during the period ended December 31, 2015 were as follows:

Bridgeway Fund	Inter-Portfolio Purchases	Inter-Portfolio Sales

Omni Small-Cap Value	$17,571,605	$ 5,277,029
Omni Tax-Managed Small-Cap Value	8,516,845	16,252,790

The Adviser entered into an Administrative Services Agreement with Bridgeway, pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. For its services to all of the Bridgeway Funds, the Adviser is paid an aggregate annual fee of $590,000, payable in equal monthly installments. During the period ended December 31, 2015,

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015 (Unaudited)

the allocation of this expense to the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds was $55,075 and $49,019, respectively.

Board of Directors Compensation  Independent Directors are paid an annual retainer of $15,000, with an additional retainer of $5,000 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. The retainer is paid in quarterly installments. Effective November 13, 2015, Independent Directors are paid $7,500 per meeting for meeting fees. Prior to November 13, 2015, Independent Directors were paid $6,250 per meeting. Such compensation is the total compensation from all Bridgeway Funds and is allocated among the Bridgeway Funds.

The Independent Directors each receive this compensation in the form of shares of the Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences, as well as expenses for subscriptions or printed materials. The amount of Directors’ fees attributable to each Fund is disclosed in the Statement of Operations.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Under the 1940 Act definitions, he is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery is borne by the Adviser rather than the Bridgeway Funds.

4. Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares pursuant to a Distribution Agreement dated November 12, 2010. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares, pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the period ended December 31, 2015 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other

Omni Small-Cap Value	$-	$134,706,862	$-	$82,613,907
Omni Tax-Managed Small-Cap Value	-	108,367,287	-	94,923,979

6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), applicable to regulated investment companies, and to distribute income to the extent necessary so that such Fund is not subject to federal income tax. Therefore, no federal income tax provision is required.

Unrealized Appreciation and Depreciation on Investments (Tax Basis)  The amount of net unrealized appreciation/ depreciation and the cost of investment securities for tax purposes, including short-term securities at December 31, 2015, were as follows:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Gross appreciation (excess of value over tax cost)	$ 87,597,967	$ 82,671,741
Gross depreciation (excess of tax cost over value)	(37,620,184)	(27,679,364)
Net unrealized appreciation	$ 49,977,783	$ 54,992,377
Cost of investments for income tax purposes	$443,226,747	$400,113,773

The differences between book and tax net unrealized appreciation (depreciation) are due to wash sale loss deferrals and basis adjustments on passive foreign investment companies (PFICs), partnerships and business development companies.

40	Semi-Annual Report | December 31, 2015 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015 (Unaudited)

Classifications of Distributions  Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Funds during the fiscal years ended June 30, 2015 and 2014, is as follows:

	Omni Small-Cap Value		Omni Tax-Managed Small-Cap Value
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
Distributions paid from:
Ordinary Income	$ 2,478,657	$ 1,694,743	$ 767,401	$ 1,891,418
Long-Term Capital Gain	20,389,241	21,789,088	14,502,076	10,989,498
Total	$22,867,898	$23,483,831	$15,269,477	$12,880,916

Components of Accumulated Earnings  As of June 30, 2015, the components of accumulated earnings on a tax basis were:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Undistributed Net Investment Income	$ 2,027,126	$ 3,274,274
Accumulated Net Realized Loss on Investments*	(3,835,199)	(2,655,666)
Net Unrealized Appreciation of Investments	91,550,880	88,506,907
Total	$89,742,807	$89,125,515

*	Includes qualified late-year losses that the Funds have elected to defer to the beginning of their next fiscal year ending June 30, 2016. The Omni Small-Cap Value Fund and Omni Tax-Managed Small-Cap Value Fund have elected to defer late-year short term capital losses of ($3,835,199) and ($2,655,666), respectively.

For the fiscal year June 30, 2015, the Funds recorded the following reclassifications to the accounts listed below:

	Increase (Decrease)
	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Paid-in-Capital	$ 171,816	$ 284,723
Undistributed Net Investment Income	(230,921)	(275,398)
Accumulated Net Realized Gain (Loss) on Investments	59,105	(9,325)

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of the deduction of equalization debits for tax purposes and investments in passive foreign investment companies (PFICs), partnerships and business development companies.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in each Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon, effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless cancelled earlier, the Facility shall be held available until September 15, 2016. Advances under

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015 (Unaudited)

the Facility are limited to $15,000,000 in total for all Bridgeway Funds, and advances to each Bridgeway Fund shall not exceed certain limits set forth in the credit agreement, including, but not limited to, the maximum amount a Bridgeway Fund is permitted to borrow under the 1940 Act.

The Bridgeway Funds incur a commitment fee of 0.07% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the “Overnight Rate” plus 1.25%. The Overnight Rate means the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-month Eurodollar Rate. The commitment fees are payable quarterly in arrears and are allocated to all participating Bridgeway Funds. Interest expense is charged directly to each Bridgeway Fund, based upon actual amounts borrowed by such Bridgeway Fund.

For the period ended December 31, 2015, borrowings by the Funds under this line of credit were as follows:

Bridgeway Fund	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred[1]	Maximum Amount Borrowed During the Period

Omni Small-Cap Value	1.46%	$2,125,923	26	$2,215	$ 5,932,000
Omni Tax-Managed Small-Cap Value	1.45%	5,558,450	40	8,837	14,200,000
[1]Interest expense is included on the Statements of Operations in Miscellaneous expenses.

There were no outstanding borrowings by the Funds under this line of credit as of December 31, 2015.

8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

42	Semi-Annual Report | December 31, 2015 (Unaudited)

OTHER INFORMATION

December 31, 2015 (unaudited)

1. Proxy Voting

Fund policies and procedures used in determining how to vote proxies relating to the Funds’ securities and a summary of proxies voted by the Funds for the period ended June 30, 2015 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.

2. Fund Holdings

The complete schedule of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual Shareholder Reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

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DISCLOSURE OF FUND EXPENSES

December 31, 2015 (Unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are no exchange fees. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2015 and held until December 31, 2015.

Actual Expenses.  The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes.  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 7/1/15	Ending Account Value at 12/31/15	Expense Ratio	Expenses Paid During Period* 7/1/15 - 12/31/15

Bridgeway Omni Small-Cap Value
Actual Fund Return	$1,000.00	$919.30	0.60%	$2.89
Hypothetical Fund Return	$1,000.00	$1,022.12	0.60%	$3.05

Bridgeway Omni Tax-Managed Small-Cap Value
Actual Fund Return	$1,000.00	$926.60	0.60%	$2.91
Hypothetical Fund Return	$1,000.00	$1,022.12	0.60%	$3.05

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent six-month period (184) divided by the number of days in the fiscal year (365).

44	Semi-Annual Report | December 31, 2015 (Unaudited)

BRIDGEWAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9860
Providence, RI 02940-8060

CUSTODIAN

The Bank of New York Mellon
One Wall Street
New York, NY 10286

DISTRIBUTOR

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

You can review and copy information about our Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds are also available on the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address: publicinfo@sec.gov.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	The Registrant made no divestments of securities in accordance with section 13(c) of the Investment Company Act of 1940.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effectively designed, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Bridgeway Funds, Inc.

By (Signature and Title)*	/s/ John N. R. Montgomery

John N. R. Montgomery, President and Principal Executive Officer
(principal executive officer)

Date	3-3-2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John N. R. Montgomery

John N. R. Montgomery, President and Principal Executive Officer
(principal executive officer)

Date	3-3-2016

By (Signature and Title)*	/s/ Linda G. Giuffré
Linda G. Giuffré, Treasurer and Principal Financial Officer
(principal financial officer)

Date	3-3-2016

* Print the name and title of each signing officer under his or her signature.